EX-4

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                         POOLING AND SERVICING AGREEMENT
                            Dated as of April 1, 1998
                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                                  (Depositors)


                                       and


                        EQUICREDIT CORPORATION OF AMERICA
                          (Representative and Servicer)


                                       and


                         U.S. BANK NATIONAL ASSOCIATION
                                    (Trustee)



                EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                  Series 1998-1



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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

      Account .............................................................
      Accrual Period ......................................................
      Acrual Loss Severity ................................................
      Adjustable Rate Carry-Forward Amount ................................
      Adjustable Rate Certificates ........................................
      Adjustable Rate Certificateholder ...................................
      Adjustable Rate Group ...............................................
      Adjustable Rate Group Weighted Average Mortgage Interest Rate .......
      Adjustable Rate Interest Remittance Amount ..........................
      Adjustable Rate Principal Balance ...................................
      Adjustable Rate Principal Remittance Amount .........................
      Adjustable Rate Remittance Amount ...................................
      Advance .............................................................
      Affiliate ...........................................................
      Agreement ...........................................................
      Assignment of Beneficial Interest ...................................
      Assignment of Mortgage ..............................................
      Authorized Denominations ............................................
      Available Payment Amount ............................................
      Bankruptcy Loan .....................................................
      Base Spread Account Requirement .....................................
      Basic Documents .....................................................
      Basic Principal Amount ..............................................
      Book-Entry Certificates .............................................
      Business Day ........................................................
      Certificate .........................................................
      Certificate Depository Agreement ....................................
      Certificate Insurance Policy ........................................
      Certificate Insurer .................................................
      Certificate Owner ...................................................
      Certificate Register ................................................
      Certificateholder or Holder .........................................
      Class ...............................................................
      Class A Certificateholder ...........................................
      Class A Certificates ................................................
      Class A Remittance Amount ...........................................
      Class A-1A Certificate ..............................................
      Class A-1A Principal Balance ........................................

      Class A-1A LIBOR Rate ...............................................
      Class A-1A Pass-Through Rate ........................................
      Class A-1F Certificate ..............................................
      Class A-1F Pass-Through Rate ........................................
      Class A-1F Principal Balance ........................................
      Class A-2F Certificate ..............................................
      Class A-2F Pass-Through Rate ........................................
      Class A-2F Principal Balance ........................................
      Class A-3F Certificate ..............................................
      Class A-3F Pass-Through Rate ........................................
      Class A-3F Principal Balance ........................................
      Class A-4F Certificate ..............................................
      Class A-4F Pass-Through Rate ........................................
      Class A-4F Principal Balance ........................................
      Class A-5F Certificate ..............................................
      Class A-5F Pass-Through Rate ........................................
      Class A-5F Principal Balance ........................................
      Class A-6F Certificate ..............................................
      Class A-6F Pass-Through Rate ........................................
      Class A-6F Principal Balance ........................................
      Class A-7F Certificate ..............................................
      Class A-7F Pass-Through Rate ........................................
      Class A-7F Principal Balance ........................................
      Class A-IO Certificate ..............................................
      Class A-IO Notional Amount ..........................................
      Class A-8F Pass-Through Rate ........................................
      Class LR Certificate ................................................
      Class LR Certificateholder ..........................................
      Class LT1 Interest ..................................................
      Class LT2 Interest ..................................................
      Class LT3 Interest ..................................................
      Class LT4 Interest ..................................................
      Class LT5 Interest ..................................................
      Class LT6 Interest ..................................................
      Class LT7 Interest ..................................................
      Class LT8 Interest ..................................................
      Class MR Certificate ................................................
      Class MR Certificateholder ..........................................
      Class MT1 Interest ..................................................
      Class MT2 Interest ..................................................
      Class MT3 Interest ..................................................
      Class MT4 Interest ..................................................
      Class MT5 Interest ..................................................
      Class MT6 Interest ..................................................
      Class MT-6IO Interest ...............................................

      Class MT6 Notional Balance ..........................................
      Class MT7 Interest ..................................................
      Class MT-7IO Interest ...............................................
      Class MT7 Notional Balance ..........................................
      Class MT8 Interest ..................................................
      Class R Certificate .................................................
      Class R Certificateholder ...........................................
      Class X Certificate .................................................
      Class X Certificateholder ...........................................
      Class X Interest ....................................................
      Closing Date ........................................................
      Code ................................................................
      Collection Account ..................................................
      Combined Loan-To-Value Ratio or CLTV ................................
      Commission ..........................................................
      Component X-1F Distribution Amount ..................................
      Component X-1F Notional Balance .....................................
      Component X-2F Distribution Amount ..................................
      Component X-2F Notional Balance .....................................
      Component X-3F Distribution Amount ..................................
      Component X-3F Notional Balance .....................................
      Component X-4F Distribution Amount ..................................
      Component X-4F Notional Balance .....................................
      Component X-5F Distribution Amount ..................................
      Component X-5F Notional Balance .....................................
      Component X-6F Distribution Amount ..................................
      Component X-6F Notional Balance .....................................
      Component X-7F Distribution Amount ..................................
      Component X-7F Notional Balance .....................................
      Component X-1A Distribution Amount ..................................
      Component X-1A Notional Balance .....................................
      Corporate Trust Office ..............................................
      Cross-over Date .....................................................
      Cumulative Excess Spread Receipts ...................................
      Cumulative Losses ...................................................
      Current CLTV ........................................................
      Curtailment .........................................................
      Custodial Agreement .................................................
      Custodian ...........................................................
      Cut-off Date ........................................................
      Default .............................................................
      Definitive Certificates .............................................
      Deleted Mortgage Loan ...............................................
      Depositor ...........................................................
      Depository ..........................................................

      Depository Participant ..............................................
      Destroyed Mortgage Note .............................................
      Destroyed Mortgage Note Affidavit ...................................
      Determination Date ..................................................
      Disqualified Non-U.S. Person ........................................
      Disqualified Organization ...........................................
      Due Date ............................................................
      Due Period ..........................................................
      Eligible Account ....................................................
      Event of Nonpayment .................................................
      Excess Proceeds .....................................................
      Excess Spread .......................................................
      Exchange Act ........................................................
      FDIC ................................................................
      FHLMC ...............................................................
      Fidelity Bond .......................................................
      Final Scheduled Payment Date ........................................
      First Lien ..........................................................
      Fixed Rate Carry-Forward Amount .....................................
      Fixed Rate Certificateholder ........................................
      Fixed Rate Certificates .............................................
      Fixed Rate Group ....................................................
      Fixed Rate Group Weighted Average Mortgage Interest Rate ............
      Fixed Rate Interest Remittance Amount ...............................
      Fixed Rate Principal Balance ........................................
      Fixed Rate Principal Remittance Amount ..............................
      Fixed Rate Remittance Amount ........................................
      FNMA ................................................................
      Holder ..............................................................
      IBCA ................................................................
      Illinois Land Trust .................................................
      Independent .........................................................
      Up-Front Servicer Distribution Amount ...............................
      Insurance Account ...................................................
      Insurance Proceeds ..................................................
      Insured Payment .....................................................
      Latest Maturity Date ................................................
      LIBOR ...............................................................
      LIBOR Determination Date ............................................
      LIBOR Interest Carryover ............................................
      Lien ................................................................
      Liquidated Mortgage Loan ............................................
      Liquidation Proceeds ................................................
      Lockout Percentage ..................................................
      Lockout Pro Rata Remittance Amount ..................................

      Lockout Remittance Amount ...........................................
      Loss Coverage Ratio .................................................
      Loss Coverage Requirement ...........................................
      Loss Trigger Date ...................................................
      Lower-Tier Distribution Account .....................................
      Lower-Tier Regular Interests ........................................
      Majority in Aggregate Voting Interest ...............................
      Middle-Tier Distribution Account ....................................
      Middle-Tier Regular Interests .......................................
      Monthly Excess Spread Amount ........................................
      Monthly Payment .....................................................
      Monthly Premium .....................................................
      Moody's .............................................................
      Mortgage ............................................................
      Mortgage File .......................................................
      Mortgage Impairment Insurance Policy ................................
      Mortgage Interest Rate ..............................................
      Mortgage Loan .......................................................
      Mortgage Loan Group .................................................
      Mortgage Loan Losses ................................................
      Mortgage Loan Schedule ..............................................
      Mortgage Note .......................................................
      Mortgage Pool .......................................................
      Mortgaged Property ..................................................
      Mortgaged Property State ............................................
      Mortgagor ...........................................................
      Net Adjustable Rate Group Weighted Average Mortgage Interest Rate ...
      Net Fixed Rate Group Weighted Average Mortgage Interest Rate ........
      Net Funds Cap Rate ..................................................
      Net Liquidation Proceeds ............................................
      Nondisqualification Opinion .........................................
      Nonrecoverable Advances .............................................
      Non-United States Person ............................................
      Officer's Certificate ...............................................
      Opinion of Counsel ..................................................
      Optional Purchase Date ..............................................
      Original Class A-1A Principal Balance ...............................
      Original Class A-1F Principal Balance ...............................
      Original Class A-2F Principal Balance ...............................
      Original Class A-3F Principal Balance ...............................
      Original Class A-4F Principal Balance ...............................
      Original Class A-5F Principal Balance ...............................
      Original Class A-6F Principal Balance ...............................
      Original Class A-7F Principal Balance ...............................
      Original Class A-IO Notional Amount .................................

      Original Pool Principal Balance .....................................
      Original Loss Severity ..............................................
      Originator ..........................................................
      Owner-Occupied Mortgaged Property ...................................
      Ownership Interest ..................................................
      Pass-Through Rate ...................................................
      Payment Date ........................................................
      Percentage Interest .................................................
      Performance Default .................................................
      Permitted Instruments ...............................................
      Permitted Transferee ................................................
      Person ..............................................................
      Plan ................................................................
      Pool Factor .........................................................
      Pool Principal Balance ..............................................
      Pre-Plan Interest ...................................................
      Pre-Plan Interest Payments ..........................................
      Principal and Interest Account ......................................
      Principal Balance ...................................................
      Principal Prepayment ................................................
      Proceeding ..........................................................
      Projected Excess Spread .............................................
      Prospectus ..........................................................
      Qualified Substitute Mortgage Loan ..................................
      Rating Agencies .....................................................
      Reassignment of Assignment of Beneficial Interest ...................
      Record Date .........................................................
      Recordation Trigger .................................................
      Reference Banks .....................................................
      Registered Holder ...................................................
      Reimbursable Amounts ................................................
      Released Mortgaged Property Proceeds ................................
      Remainder Excess Spread Amount ......................................
      REMIC ...............................................................
      REMIC Provisions ....................................................
      Remittance Report ...................................................
      REO Disposition .....................................................
      REO Property ........................................................
      Representative ......................................................
      Representative's Yield ..............................................
      Residential Dwelling ................................................
      Residual Certificate ................................................
      Responsible Officer .................................................
      Rule of 78s Method ..................................................
      Rule of 78s Mortgage Loan ...........................................

      Series ..............................................................
      Servicer ............................................................
      Servicer Default ....................................................
      Servicer Employees ..................................................
      Servicing Advances ..................................................
      Servicing Compensation ..............................................
      Servicing Fee .......................................................
      Servicing Officer ...................................................
      Specified Spread Account Requirement ................................
      Spread Account ......................................................
      Spread Account Amount ...............................................
      Spread Account Excess ...............................................
      S&P .................................................................
      Startup Day .........................................................
      Subordinated Amount .................................................
      Subservicer .........................................................
      Subservicing Agreement ..............................................
      Substitution Adjustment .............................................
      Tax Matters Person ..................................................
      Termination Price ...................................................
      Transfer ............................................................
      Transfer Agreement ..................................................
      Transfer Affidavit and Agreement ....................................
      Transferee ..........................................................
      Transferor ..........................................................
      Trust ...............................................................
      Trust Fund ..........................................................
      Trustee .............................................................
      Trust REMIC .........................................................
      UCC .................................................................
      United States Person ................................................
      Upper-Tier Distribution Account .....................................
      Upper-Tier Regular Interests ........................................
      Voting Interest .....................................................

                                   ARTICLE II

                         CONVEYANCE OF THE TRUST ASSETS

      Section 2.01  Sale and Conveyance of Trust Assets;
                       Priority and Subordination of Ownership
                       Interests ..........................................
      Section 2.02  Possession of Mortgage Files ..........................
      Section 2.03  Books and Records .....................................
      Section 2.04  Delivery of Mortgage Loan Documents ...................
      Section 2.05  [Reserved] ............................................

      Section 2.06  Acceptance by Trustee of the Trust Fund;
                       Certain Substitutions; Certification by
                       Trustee ............................................
      Section 2.07  REMIC Administration ..................................
      Section 2.08  Execution of Certificates .............................
      Section 2.09  Application of Principal and Interest .................

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      Section 3.01  Representations of the Servicer and the Depositors ....
      Section 3.02  Assignment of Transfer Agreement;
                       Representations and Warranties as to the
                       Individual Mortgage Loans and the Mortgage Pool ....
      Section 3.03  Purchase and Substitution .............................

                                   ARTICLE IV

                                THE CERTIFICATES

      Section 4.01  The Certificates ......................................
      Section 4.02  Registration of Transfer and Exchange of Certificates .
      Section 4.03  Mutilated, Destroyed, Lost or Stolen Certificates .....
      Section 4.04  Persons Deemed Owners .................................
      Section 4.05  Determination of LIBOR ................................

                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

      Section 5.01  Duties of the Servicer ................................
      Section 5.02  Liquidation of Mortgage Loans .........................
      Section 5.03  Establishment of Principal and
                       Interest Accounts; Deposits in Principal
                       and Interest Accounts ..............................
      Section 5.04  Permitted Withdrawals from the Principal
                       and Interest Account ...............................
      Section 5.05  Payment of Taxes, Insurance and Other Charges .........
      Section 5.06  Transfer of Accounts; Monthly Statements ..............
      Section 5.07  Maintenance of Hazard Insurance .......................
      Section 5.08  Maintenance of Mortgage Impairment Insurance Policy ...
      Section 5.09  Fidelity Bond .........................................
      Section 5.10  Title, Management and Disposition of REO Property .....
      Section 5.11  Collection of Certain Mortgage Loan Payments ..........
      Section 5.12  Access to Certain Documentation and
                       Information Regarding the Mortgage Loans ...........
      Section 5.13  Superior Liens ........................................

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

      Section 6.01  Establishment of Collection Accounts;
                       Deposit in Accounts ................................
      Section 6.02  Permitted Withdrawals from Lower-Tier Distribution
                       Account, Middle-Tier Distribution Account and
                       Upper-Tier Distribution Account ....................
      Section 6.03  Establishment of Insurance Account: Deposits in
                       Insurance Account: Permitted Withdrawals
                       from Insurance Account .............................
      Section 6.04  Investment of Accounts ................................
      Section 6.05  Priority and Subordination of Distributions ...........
      Section 6.06  Certificate Insurer Default ...........................
      Section 6.07  Statements ............................................
      Section 6.08  Advances by the Servicer ..............................
      Section 6.09  Establishment of Spread Account; Deposits in
                       Spread Account; Permitted Withdrawals
                       from Spread Account ................................

                                   ARTICLE VII

                          GENERAL SERVICING PROCEDURES

      Section 7.01  Assumption Agreements .................................
      Section 7.02  Satisfaction of Mortgages and
                       Release of Mortgage Files ..........................
      Section 7.03  Servicing Compensation ................................
      Section 7.04  Annual Statement as to Compliance .....................
      Section 7.05  Annual Independent Public Accountants'
                       Servicing Report ...................................
      Section 7.06  Right to Examine Servicer Records .....................
      Section 7.07  Reports to the Trustee; Principal
                       and Interest Account Statements ....................

                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

      Section 8.01  Financial Statements ..................................

                                   ARTICLE IX

                                  THE SERVICER

      Section 9.01  Indemnification; Third Party Claims ...................
      Section 9.02  Merger or Consolidation of the Servicer ...............
      Section 9.03  Limitation on Liability of the Servicer and Others ....
      Section 9.04  Servicer Not to Resign ................................
      Section 9.05  Removal of Servicer ...................................

                                    ARTICLE X

                                SERVICER DEFAULT

      Section 10.01  Servicer Default .....................................
      Section 10.02  Trustee to Act; Appointment of Successor Servicer ....
      Section 10.03  Waiver of Defaults ...................................
      Section 10.04  Control by Majority in Aggregate Voting Interest .....

                                   ARTICLE XI

                                   TERMINATION

      Section 11.01  Termination ..........................................
      Section 11.02  Additional Termination Requirements ..................
      Section 11.03  Accounting Upon Termination of Servicer ..............
      Section 11.04  Representative's Right to Representative's
                        Yield Absolute ....................................
      Section 11.05  Termination Upon Loss of REMIC Status ................

                                   ARTICLE XII

                                   THE TRUSTEE

      Section 12.01  Duties of Trustee ....................................
      Section 12.02  Certain Matters Affecting the Trustee ................
      Section 12.03  Trustee Not Liable for Certificates or
                        Mortgage Loans ....................................
      Section 12.04  Trustee May Own Certificates .........................
      Section 12.05  Servicer to Pay Trustee's Fees and Expenses ..........
      Section 12.06  Eligibility Requirements for Trustee .................
      Section 12.07  Resignation and Removal of the Trustee ...............
      Section 12.08  Successor Trustee ....................................
      Section 12.09  Merger or Consolidation of Trustee ...................
      Section 12.10  Appointment of Co-Trustee or Separate Trustee ........
      Section 12.11  Appointment of Custodians ............................
      Section 12.12  Protection of Trust Fund .............................

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

      Section 13.01  The Certificate Insurer ..............................
      Section 13.02  Amendment ............................................
      Section 13.03  Recordation of Agreement .............................
      Section 13.04  Duration of Agreement ................................
      Section 13.05  Governing Law ........................................
      Section 13.06  Notices ..............................................

      Section 13.07  Severability of Provisions ...........................
      Section 13.08  No Partnership .......................................
      Section 13.09  Counterparts .........................................
      Section 13.10  Successors and Assigns ...............................
      Section 13.11  Headings .............................................
      Section 13.12  Limitation of Liability of Trustee ...................
      Section 13.13  Limitations on Rights of Others ......................
      Section 13.14  No Petition ..........................................
      Section 13.15  Third Party Beneficiary ..............................

                                    EXHIBITS
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EXHIBIT A              -     Contents of Mortgage File
EXHIBIT B-1            -     Form of Class A-1F Certificate
EXHIBIT B-2            -     Form of Class A-2F Certificate
EXHIBIT B-3            -     Form of Class A-3F Certificate
EXHIBIT B-4            -     Form of Class A-4F Certificate
EXHIBIT B-5            -     Form of Class A-5F Certificate
EXHIBIT B-6            -     Form of Class A-6F Certificate
EXHIBIT B-7            -     Form of Class A-7F Certificate
EXHIBIT B-8            -     Form of Class A-IO Certificate
EXHIBIT B-9            -     Form of Class A-1A Certificate
EXHIBIT B-10           -     Form of Class X Certificate
EXHIBIT B-11           -     Form of Class R Certificate
EXHIBIT B-12           -     Form of Class MR Certificate
EXHIBIT B-13           -     Form of Class LR Certificate
EXHIBIT B-14           -     Form of Reverse of Certificate
EXHIBIT C              -     [Reserved]
EXHIBIT D              -     Mortgage Loan Schedule
EXHIBIT E              -     Form of Trustee Initial Certification
EXHIBIT F-1            -     Form of Trustee Interim Certification
EXHIBIT F-2            -     Form of Trustee Final Certification
EXHIBIT G              -     List of Bankruptcy Loans
EXHIBIT H              -     Form of Delinquency Report
EXHIBIT I              -     Certificate Insurance Policy
EXHIBIT J              -     Form of Transferor Certificate
EXHIBIT K              -     List of Originators
EXHIBIT L              -     [Reserved]
EXHIBIT M-1            -     Form of Transfer Affidavit and Agreement
EXHIBIT M-2            -     Form of Investor Representation Letter
EXHIBIT M-3            -     Form of Transferor Representation Letter
EXHIBIT M-4            -     Form of Rule 144A Investment Representation
EXHIBIT N              -     Form of Custodial Agreement
EXHIBIT O              -     Form of Liquidation Report
EXHIBIT P              -     Principal and Interest Account Letter Agreement
EXHIBIT Q              -     Form of Notice of Event of Nonpayment
EXHIBIT R              -     Monthly Information Delivered by Servicer
EXHIBIT S              -     List of Delinquent Loans
EXHIBIT T              -     Schedule of Mortgage Loans subject to the Home
                             Ownership and Equity Protection Act of 1994
EXHIBIT U              -     Destroyed Mortgage Note Affidavit
EXHIBIT V              -     Schedule of Mortgage Loans that do not have
                             Title Insurance Policies

POOLING AND SERVICING AGREEMENT

     This Pooling and Servicing Agreement, dated as of April 1, 1998 (the "Agreement"), is by and among EQUICREDIT CORPORATION OF AMERICA, as representative (the "Representative") and as servicer (the "Servicer"), EQCC RECEIVABLES CORPORATION and EQCC ASSET BACKED CORPORATION (collectively, the "Depositors") and U.S. BANK NATIONAL ASSOCIATION, as trustee (the "Trustee"):

PRELIMINARY STATEMENT

     In order to transfer certain Mortgage Loans from the Depositors to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear, and to facilitate the servicing of certain Mortgage Loans by the Servicer, the Representative, the Servicer and the Depositors are entering into this Agreement with the Trustee. The Depositors are transferring the Mortgage Loans to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear, under this Agreement, pursuant to which thirteen classes of Certificates are being issued, denominated on the face thereof as EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO, Class A-1A, Class X, Class R, Class MR and Class LR, respectively, representing in the aggregate a 100% ownership interest in the Mortgage Loans and all payments and other collections thereon received on or after April 1, 1998 (the "Cut-off Date") (exclusive of the Representative's Yield and amounts received after the Cut-off Date in respect of interest accrued prior to the Cut-off Date). As of the Cut-off Date, the Mortgage Loans have an aggregate outstanding principal balance of $738,874,073.22, the Mortgage Loans in the Adjustable Rate Group have an aggregate outstanding principal balance of $70,551,229.45, and the Mortgage Loans in the Fixed Rate Group have an aggregate outstanding principal balance of $668,322,843.77, in each case after application of payments received by the Depositors on or before such date.

     As provided herein, the Trustee will make an election to treat the assets of the Trust Fund other than the Spread Account as three separate REMICs (as defined herein) for federal income tax purposes. The Class A Certificates and the Class X Interest represented by the Class X Certificates represent all of the "regular interests" in the Upper-Tier REMIC and the Class R Certificates represent the sole class of "residual interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions. Each of the Class LR and Class MR Certificates represent the sole class of "residual interest" in the Lower-Tier REMIC and the Middle-Tier REMIC, respectively, for purposes of the REMIC Provisions. There are also eight classes of uncertificated Lower-Tier Regular Interests issued under this Agreement (the Class LT1, Class LT2, Class LT3, Class LT4, Class LT5, Class LT6, Class LT7 and Class LT8 Interests), each of which will constitute regular interests in the Lower-Tier REMIC, and ten classes of uncertificated Middle-Tier Regular Interests (the Class MT1, Class MT2, Class MT3, Class MT4, Class MT5, Class MT6, Class MT-6IO, Class MT7, Class MT-7IO and Class MT8 Interests), each of which will constitute regular interests in the Middle-Tier REMIC. The Lower-

Tier Regular Interests will be held as assets of the Middle-Tier REMIC and the Middle-Tier Regular Interests will be held as assets of the Upper-Tier REMIC.

     The following table sets forth the designation, type, aggregate Original Principal Balance or Original Notional Amount and Final Scheduled Payment Date for each Class of Certificates comprising the interests in the Trust Fund.

                               Aggregate Original Principal
                               Balance or Original Notional    Final Scheduled
  Designation       Type                Amount                  Payment Date
  -----------       ----                ------                  ------------

   Class A-1F       Senior          $251,364,000              December 15, 2007
   Class A-2F       Senior           $49,113,000              April 15, 2009
   Class A-3F       Senior          $145,552,000              December 15, 2012
   Class A-4F       Senior           $64,596,500              March 15, 2021
   Class A-5F       Senior           $57,497,343              January 15, 2028
   Class A-6F       Senior           $52,737,000              December 15, 2007
   Class A-7F       Senior           $47,463,000              November 15, 2027
   Class A-IO       Senior          $100,200,000*             September 15, 2000
   Class A-1A       Senior           $70,551,229              October 15, 2027
   Class X          Subordinate          N/A                  January 15, 2028
   Class R          Residual             N/A                  N/A
   Class MR         Residual             N/A                  N/A
   Class LR         Residual             N/A                  N/A
- ----------------
*Notional Amount

     Unless otherwise noted, references in this Agreement to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, based on the outstanding principal balances of the Mortgage Loans as of the Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date.

     The parties hereto agree as follows:

ARTICLE I

DEFINITIONS

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

     Account: The Principal and Interest Account, the Collection Account, the Spread Account, the Lower-Tier Distribution Account, the Middle-Tier Distribution Account, the Upper-Tier Distribution Account or the Insurance Account.

     Accrual Period: With respect to each Payment Date and the Fixed Rate Certificates, the period from and including the first day of the immediately preceding calendar month, commencing April 1, 1998, to and including the last day of the calendar month immediately preceding the month in which such Payment Date occurs. With respect to each Payment Date and the Adjustable Rate Certificates, the period from and including the immediately preceding Payment Date or, in the case of the initial Accrual Period, April 23, 1998, to but excluding such Payment Date.

     Actual Loss Severity: With respect to any Payment Date, a fraction, expressed as a percentage, (a) the numerator of which equals the sum of all Mortgage Loan Losses incurred with respect to Liquidated Mortgage Loans as of the last day of the immediately preceding calendar month and (b) the denominator of which equals the sum as of such Payment Date of the Principal Balances of all Liquidated Mortgage Loans, the amount of such Principal Balances to be determined in each case as of the last day of the calendar month immediately preceding the month in which such Mortgage Loan became a Liquidated Mortgage Loan.

     Adjustable Rate  Carry-Forward  Amount:  As of any Payment Date, the sum of
(i) the amount, if any, by which (x) the Adjustable Rate Remittance Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Adjustable Rate Certificateholders pursuant to Section
6.05 hereof, exclusive of any portion of such amount attributable to any Insured Payment, on such immediately preceding Payment Date and (ii) if any portion of the amount in clause (i) represents Insured Payments made by the Certificate Insurer, interest on such portion, if any, described in clause (i) above, at the Class A-1A LIBOR Rate (for the related Accrual Period) from such immediately preceding Payment Date.

     Adjustable Rate Certificates: The Class A-1A Certificates.

     Adjustable  Rate   Certificateholder:   A  Holder  of  an  Adjustable  Rate
Certificate.

     Adjustable Rate Group: The group of Mortgage Loans indicated on the Mortgage Loan Schedule as belonging to the Adjustable Rate Group.

     Adjustable Rate Group Weighted Average Mortgage Interest Rate: The weighted average of the Mortgage Interest Rates on the Mortgage Loans in the Adjustable Rate Group.

     Adjustable Rate Interest Remittance Amount: For any Payment Date, the aggregate interest accrued during the related Accrual Period at the Class A-1A Pass-Through Rate on the Adjustable Rate Principal Balance from time to time outstanding during such Accrual Period (after giving effect to payments of principal made on the preceding Payment Date), calculated on the basis of actual number of days over a 360-day year.

     Adjustable Rate Principal Balance: As of any date of determination, the Original Class A-1A Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-1A Certificateholders in respect of principal.

     Adjustable Rate Principal Remittance Amount: As to any Payment Date, the lesser of (A) the Adjustable Rate Principal Balance as of such Payment Date and
(B) the sum of (a) the Basic Principal Amount for the Adjustable Rate Group for such Payment Date and (b) the Adjustable Rate Carry-Forward Amount.

     Adjustable Rate Remittance Amount: As to any Payment Date, the sum of (i) the Adjustable Rate Principal Remittance Amount and (ii) the Adjustable Rate Interest Remittance Amount.

     Adjusted Fixed Rate Servicing Fee: With respect to any Accrual Period, the rate equal to the sum of (i) 0.09% and (ii) the rate (expressed as a percentage) obtained by dividing (a) 12 times the Fixed Rate Servicing Fee by (b) the aggregate of the principal balances (as of the beginning of such Accrual Period) of the Mortgage Loans in the Fixed Rate Group.

     Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate: With respect to any Accrual Period, a rate equal to (i) the Fixed Rate Group Weighted Average Mortgage Interest Rate minus (ii) the Adjusted Fixed Rate Servicing Fee.

     Advance: An advance made by the Servicer pursuant to Section 6.08 hereof.

     Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     Assignment of Beneficial Interest: With respect to each Mortgage Loan secured by an interest in an Illinois Land Trust, an instrument executed by all of the beneficiaries of such Illinois Land Trust and by any Person having any interest in such Illinois Land Trust or the power to direct the trustee under such Illinois Land Trust, which assigns and transfers to the respective Depositor as a secured party, all of the beneficiaries' rights, powers, privileges and beneficial interest in such Illinois Land Trust.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient, upon proper recordation thereof, under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the transfer of the Mortgage to the party named as assignee therein.

     Authorized Denominations: The authorized denominations of the Certificates, as set forth in Section 4.01 of this Agreement.

     Available Payment Amount: With respect to any Payment Date and any Mortgage Loan Group, an amount equal to (i) the sum of all amounts described in clauses
(i) through (vii), inclusive, of Section 5.03 received by the Servicer or any Subservicer (including any amounts paid by the Servicer and the Representative and excluding any amounts not required to be deposited in the Principal and Interest Account pursuant to Section 5.03 and excluding any amounts withdrawn by the Servicer pursuant to Section 5.04(ii), (iii), (v), (vi), (vii) and (x) as of the related Determination Date) during the related Due Period with respect to the Mortgage Loans in such Mortgage Loan Group and on deposit in the Collection Account on such Payment Date, plus (ii) the amount of any Advances remitted pursuant to Section 6.08 for such Payment Date with respect to the Mortgage Loans in such Mortgage Loan Group and on deposit in the Collection Account on such Payment Date, less (iii) the Excess Spread with respect to such Payment Date and such Mortgage Loan Group. No amount included in the Available Payment Amount by virtue of being described by any component of the definition thereof shall be included more than once by virtue of also being described by any other component or otherwise.

     Bankruptcy Loan: Each Mortgage Loan set forth on Exhibit G hereto (as such Exhibit G may be supplemented in accordance with an Assignment Agreement).

     Base Spread Account Requirement: (x) $32,141,022.13, provided, however, that the Certificate Insurer may, in its sole discretion, reduce the Base Spread Account Requirement to such amount as is specified in a notice delivered to the Trustee, the Representative and each Rating Agency; provided, further, that such reduction shall not affect the rating assigned to the Certificates.

     Basic Documents: The Transfer Agreement, this Pooling and Servicing Agreement, the Custodial Agreement, the Certificate Depository Agreement, and the other documents and certificates delivered in connection therewith.

     Basic Principal Amount: With respect to the Mortgage Loans in a Mortgage Loan Group and any Payment Date and related Due Period, the sum (without duplication) of (i) the principal portion of all Monthly Payments received by the Servicer or any Subservicer in the related Due Period, (ii) all Curtailments and all Principal Prepayments received during such related Due Period, (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period,
(iv) (A) that portion of the purchase price (as set forth in Section 2.06(b)) of any purchased Mortgage Loans which represents principal and (B) the principal portion of any Substitution Adjustments deposited into the Principal and Interest Account as of the related Determination Date and (v) the Principal Balance of each Mortgage Loan as of the beginning of the related Due Period which became a Liquidated Mortgage Loan during the related Due Period (exclusive of any principal payments in respect thereof included in clauses (i) through
(iv) above).

     Book-Entry Certificates: A beneficial interest in the Certificates, the ownership and transfer of which shall be made through book entries by the Depository as described in Section 4.01 hereof.

     Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the States of Illinois, New York or Florida are authorized or obligated by law or executive order to be closed; provided, however, that on the Closing Date the Servicer shall provide the Trustee and the Certificate Insurer with an Officer's Certificate listing the dates on which banking institutions in the States of Illinois, Florida and New York are authorized or obligated by law or executive order to be closed and the Servicer shall deliver a new Officer's Certificate annually thereafter to the Trustee and the Certificate Insurer prior to the expiration of the most recent list provided. Failure to provide such an Officer's Certificate shall not constitute an Event of Default; provided that the Trustee and the Certificate Insurer may rely on the most recently delivered list without further investigation.

     Certificate: Any Class A-1F Certificate, Class A-2F Certificate, Class A-3F Certificate, Class A-4F Certificate, Class A-5F Certificate, Class A-6F
Certificate, Class A-7F Certificate, Class A-IO Certificate, Class A-1A Certificate, Class X Certificate, Class R Certificate, Class MR Certificate or Class LR Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee or its authenticating agent, substantially in the form annexed hereto as Exhibits B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8, B-9, B-10, B-11, B-12 or B-13, respectively.

     Certificate   Custodian:   Initially,   U.S.  Bank  National   Association;
thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

     Certificate Depository Agreement: The agreement, dated as of the Closing Date, among the Depositors and the initial Depository, relating to the Class A Certificates.

     Certificate Insurance Policy: The certificate guaranty surety bond, policy number AB0166BE, in the name of the Trustee, dated the Closing Date, issued by the Certificate Insurer for the benefit of the Class A Certificateholders, pursuant to which the Certificate Insurer guarantees Insured Payments, a copy of which is attached hereto as Exhibit I.

     Certificate  Insurer:  Ambac  Assurance  Corporation,   a  Wisconsin  stock
insurance company, or any successor thereof, as issuer of the Certificate Insurance Policy.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant.

     Certificate Register: As described in Section 4.02 hereof.

     Certificateholder or Holder: Each Person in whose name a Certificate is registered in the Certificate Register; provided, however, that, solely for the purposes of giving any  consent  (except any  consent  required  to be obtained  pursuant to
Section 10.02), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Representative, the Servicer, any Originator or either Depositor, or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Certificateholders pursuant to this Agreement, upon the Trustee's or the Certificate Insurer's request, the Servicer, the Representative, any Originator and either Depositor shall provide to the Trustee and the Certificate Insurer a notice identifying any of their respective Affiliates that is a Certificateholder as of the date(s) specified by the Trustee or the Certificate Insurer in such request.

     Class: Collectively, Certificates bearing the same alphabetical designation (A-1F, A-2F, A-3F, A-4F, A-5F, A-6F, A-7F, A-IO, A-1A, X, R, MR or LR).

     Class A Certificateholder: A Holder of a Class A Certificate.

     Class A Certificates: The Class A-1F Certificates, Class A-2F Certificates, Class A-3F Certificates, Class A-4F Certificates, Class A-5F Certificates, Class A-6F Certificates, Class A-7F Certificates, Class A-IO Certificates and Class A-1A Certificates.

     Class A Remittance Amount: As to any Payment Date, the sum of (i) the Adjustable Rate Remittance Amount and (ii) the Fixed Rate Remittance Amount.

     Class A-1A Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-1A Certificate, and evidencing (i) an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions and (ii) the right to receive payments in respect of LIBOR Interest Carryovers from the Spread Account.

     Class A-1A Principal Balance: As of any date of determination, the Original Class A-1A Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-1A Certificateholders in respect of principal.

     Class A-1A LIBOR Rate: For any Accrual Period, LIBOR as of the related LIBOR Determination Date plus (i) 0.16% per annum on each Payment Date on or prior to the Optional Purchase Date and (ii) 0.32% per annum on each Payment Date following the Optional Purchase Date.

     Class A-1A Pass-Through Rate: For any Accrual Period, the lesser of the Class A-1A LIBOR Rate for such Accrual Period and the Net Funds Cap Rate for such Accrual Period.

     Class A-1F Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-1F Certificate, and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class A-1F Pass-Through Rate: 6.210% per annum.

     Class A-1F Principal Balance: As of any date of determination, the Original Class A-1F Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-1F Certificateholders in respect of principal.

     Class A-2F Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-2F Certificate, and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class A-2F Pass-Through Rate: 6.136% per annum.

     Class A-2F Principal Balance: As of any date of determination, the Original Class A-2F Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-2F Certificateholders in respect of principal.

     Class A-3F Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-3F Certificate, and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class A-3F Pass-Through Rate: 6.225% per annum.

     Class A-3F Principal Balance: As of any date of determination, the Original Class A-3F Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-3F Certificateholders in respect of principal.

     Class A-4F Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-4F Certificate, and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class A-4F Pass-Through Rate: 6.459% per annum.

     Class A-4F Principal Balance: As of any date of determination, the Original Class A-4F Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-4F Certificateholders in respect of principal.

     Class A-5F Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-5F Certificate, and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class A-5F Pass-Through Rate: 6.847% per annum.

     Class A-5F Principal Balance: As of any date of determination, the Original Class A-5F Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-5F Certificateholders in respect of principal.

     Class A-6F Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-6F Certificate, and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class A-6F Pass-Through Rate: 6.252% per annum.

     Class A-6F Principal Balance: As of any date of determination, the Original Class A-6F Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-6F Certificateholders in respect of principal.

     Class A-7F Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-7F Certificate, and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class A-7F Pass-Through Rate: 6.415% per annum.

     Class A-7F Principal Balance: As of any date of determination, the Original Class A-7F Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A-7F Certificateholders in respect of principal.

     Class A-IO Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class A-IO Certificate and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class A-IO Notional Amount: As of any date of determination, the sum of the principal balance of the Class MT6 Interest, corresponding to the Class A-6F Principal Balance and the principal balance of the Class MT7 Interest, corresponding to the Class A-7F Principal Balance.

     Class A-IO Pass-Through Rate: 2.50% per annum.

     Class LR Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class LR Certificate and evidencing an interest designated as the "residual interest" in the Lower-Tier REMIC for purposes of the REMIC Provisions.

     Class LR Certificateholder: A Holder of a Class LR Certificate.

     Class LT1 Interest: A regular interest in the Lower-Tier REMIC that is held as an asset of the Middle-Tier REMIC that has an initial principal balance equal to the Original Class A-1F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class LT2 Interest: A regular interest in the Lower-Tier REMIC that is held as an asset of the Middle-Tier REMIC that has an initial principal balance equal to the Original Class A-2F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class LT3 Interest: A regular interest in the Lower-Tier REMIC that is held as an asset of the Middle-Tier REMIC that has an initial principal balance equal to the Original Class A-3F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class LT4 Interest: A regular interest in the Lower-Tier REMIC that is held as an asset of the Middle-Tier REMIC that has an initial principal balance equal to the Original Class A-4F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class LT5 Interest: A regular interest in the Lower-Tier REMIC that is held as an asset of the Middle-Tier REMIC that has an initial principal balance equal to the Original Class A-5F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class LT6 Interest: A regular interest in the Lower-Tier REMIC that is held as an asset of the Middle-Tier REMIC that has an initial principal balance equal to the Original

Class A-6F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class LT7 Interest: A regular interest in the Lower-Tier REMIC that is held as an asset of the Middle-Tier REMIC that has an initial principal balance equal to the Original Class A-7F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class LT8 Interest: A regular interest in the Lower-Tier REMIC that is held as an asset of the Middle-Tier REMIC that has an initial principal balance equal to the Original Class A-1A Principal Balance and bears interest at the Net Adjustable Rate Group Weighted Average Mortgage Interest Rate.

     Class MR Certificate: A certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class MR Certificate, and evidencing an interest designated as the "residual interest" in the Middle-Tier REMIC for purposes of the REMIC Provisions.

     Class MR Certificateholder: A Holder of a Class MR Certificate.

     Class MT1 Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Original Class A-1F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class MT2 Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Original Class A-2F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class MT3 Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Original Class A-3F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class MT4 Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Original Class A-4F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class MT5 Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Original Class A-5F Principal Balance and bears interest at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class MT6 Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Original Class A-6F Principal Balance and bears interest (i) on and prior to August 31, 2000, at the excess of (a) Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate over (b) 2.50% and (ii) on and after September 1, 2000, at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class MT6IO Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial notional balance equal to the Class MT6 Notional Balance and bears interest at 2.50%. The Class MT6IO Interest will be retired on the Payment Date occurring in September 2000.

     Class MT6 Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class A-LT6 Interest immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Class MT7 Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Original Class A-7F Principal Balance and bears interest (i) on and prior to August 31, 2000, at the excess of (a) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate over (b) 2.50% and (ii) on and after September 1, 2000, at the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate.

     Class MT7IO Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Class MT7 Notional Balance and bears interest at 2.50%. The Class MT7IO Interest will be retired on the Payment Date occurring in September 2000.

     Class MT7 Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class A-LT7 Interest immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Class MT8 Interest: A regular interest in the Middle-Tier REMIC that is held as an asset of the Upper-Tier REMIC that has an initial principal balance equal to the Original Class A-1A Principal Balance and bears interest at the Net Adjustable Rate Group Weighted Average Mortgage Interest Rate.

     Class R Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class R Certificate, and evidencing an interest designated as the "residual interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

     Class R Certificateholder: A Holder of a Class R Certificate.

     Class X Certificate: A Certificate designated as an EQCC Home Equity Loan Asset Backed Certificate, Series 1998-1, Class X Certificate evidencing (i) the Class X Interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions and (ii) rights under the Spread Account as described herein.

     Class X Certificateholder: A Holder of a Class X Certificate.

     Class X Interest: A regular interest in the Upper-Tier REMIC, ownership of which is evidenced by the Class X Certificates.

     Closing Date: April 23, 1998.

     Code: The Internal Revenue Code of 1986, as amended from time to time.

     Collection Account: The collection account established and maintained by the Trustee pursuant to Section 6.01 hereof.

     Combined Loan-To-Value Ratio or CLTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of (a) the sum of the original principal balance of such Mortgage Loan and the outstanding principal balance of any related First Lien as of the date of origination of the Mortgage Loan, divided by (b) (i) the lesser of (1) the value of the related Mortgaged Property, based upon the appraisal made at the time such Mortgage Loan was originated, or (2) the purchase price of the Mortgaged Property if the Mortgage Loan proceeds were used to purchase the Mortgaged Property or (ii) in the case of a Mortgage Loan that has been deemed reissued for purposes of Section 1001 of the Code as a result of modifications thereto, the value of the Mortgaged Property based upon the appraisal made at the date of the most recent deemed reissuance.

     Commission: The Securities and Exchange Commission.

     Component X-1F Distribution Amount: With respect to any Payment Date, an amount equal to the product of (i) 1/12th of the Component X-1F Notional Balance and (ii) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate less the Class A-1F Pass-Through Rate.

     Component X-1F Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class MT1 Interest, corresponding to the Class A-1F Principal Balance, immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Component X-2F Distribution Amount: With respect to any Payment Date, an amount equal to (A) the product of (i) 1/12th of the Component X-2F Notional Balance and (ii) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate less the Class A-2F Pass-Through Rate.

     Component X-2F Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class MT2 Interest, corresponding to the Class A-2F Principal Balance, immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Component X-3F Distribution Amount: With respect to any Payment Date, an amount equal to the product of (i) 1/12th of the Component X-3F Notional Balance and (ii) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate less the Class A-3F Pass-Through Rate.

     Component X-3F Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class MT3 Interest, corresponding to the Class A-3F Principal Balance, immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Component X-4F Distribution Amount: With respect to any Payment Date, an amount equal to the product of (i) 1/12th of the Component X-4F Notional Balance and (ii) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate less the Class A-4F Pass-Through Rate.

     Component X-4F Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class MT4 Interest, corresponding to the Class A-4F Principal Balance, immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Component X-5F Distribution Amount: With respect to any Payment Date, an amount equal to the product of (i) 1/12th of the Component X-5F Notional Balance and (ii) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate less the Class A-5F Pass-Through Rate.

     Component X-5F Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class MT5 Interest, corresponding to the Class A-5F Principal Balance, immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Component X-6F Distribution Amount: With respect to any Payment Date, an amount equal to (A) the product of (i) 1/12th of the Component X-6F Notional Balance and (ii) (a) on and prior to August 31, 2000, the excess of (1) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate over (2) the sum of 2.50% and the Class A-6 Pass-Through Rate and (b) on and after September 1, 2000, the excess of (1) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate over (2) the Class A-6F Pass-Through Rate.

     Component X-6F Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class MT6 Interest, corresponding to the Class A-6F Principal Balance, immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Component X-7F Distribution Amount: With respect to any Payment Date, an amount equal to (A) the product of (i) the Component X-7F Notional Balance and
(ii) (a) on and prior to August 31, 2000, the excess of (1) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate over (2) the sum of 2.50% and the Class A-7F Pass-Through Rate and (b) on and after September 1, 2000, the excess of (1) the Adjusted Net Fixed Rate Group Weighted Average Mortgage Interest Rate over (2) the Class A-7F Pass-Through Rate.

     Component X-7F Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class MT7 Interest, corresponding to the Class A-7F Principal Balance, immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Component X-1A Distribution Amount: With respect to any Payment Date, an amount equal to the product of (i) 1/12th of the Component X-1A Notional Balance and (ii) the excess of (a) the Net Adjustable Rate Group Weighted Average Mortgage Interest Rate over (b) the Class A-1A Pass-Through Rate.

     Component X-1A Notional Balance: With respect to any Payment Date, a notional principal balance equal to the principal balance of the Class MT8 Interest, corresponding to the Class A-1A Principal Balance, immediately prior to the distribution of principal in respect thereof on such Payment Date.

     Corporate Trust Office: With respect to the Trustee, the principal office at which at any particular time the corporate trust business of the Trustee shall be principally administered, which offices at the Closing Date are located at U.S. Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601.

     Cross-over Date: The date on which the Subordinated Amount is reduced to zero.

     Cumulative Excess Spread Receipts: As of any date of determination, the aggregate amount of Excess Spread from and after the Closing Date paid to the Class A Certificateholders pursuant to Section 6.09(b)(ii), to the extent attributable to Mortgage Loan Losses.

     Cumulative Losses: As of any date of determination, the aggregate Mortgage Loan Losses for all Due Periods since the Cut-off Date.

     Current CLTV: With respect to any Bankruptcy Loan, the ratio (expressed as a percentage) of (a) the sum of (i) the outstanding principal balance as of the Cut-off Date of such Mortgage Loan and (ii) the outstanding principal balance of any related First Lien as of the Cut-off Date divided by (b) the current appraised value of the related Mortgaged Property, as determined by an independent fee appraiser acceptable to the Certificate Insurer within 60 days of the Closing Date.

     Curtailment: With respect to a Mortgage Loan, any payment of principal received in any month during a Due Period as part of a payment which is neither intended to satisfy the Mortgage Loan in full nor to cure a delinquency.

     Custodial Agreement: The agreement for the retention of the Mortgage Files initially in the form attached hereto as Exhibit N.

     Custodian: Initially, with respect to all Mortgage Loans, BankBoston, N.A., and thereafter, any successor custodian approved by the Certificate Insurer appointed pursuant to either Custodial Agreement which is not affiliated with the Servicer, the Representative, the Depositors or the Originators.

     Cut-off Date: April 1, 1998.

     Default: Any occurrence that is, or with notice or the lapse of time or both would become, a Servicer Default under Section 10.01 hereof.

     Definitive Certificates: As set forth in Section 4.01 hereof.

     Deleted Mortgage Loan: A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

     Depositor: Either EQCC Asset Backed Corporation or EQCC Receivables Corporation, each of which is a direct or an indirect wholly-owned subsidiary of the Representative.

     Depository: Initially, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book Entry Certificates. The Depository shall at all times constitute a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository   Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     Destroyed Mortgage Note Affidavit: An affidavit in the form of Exhibit U delivered pursuant to Section 2.04(a)(i)(B) with respect to a Destroyed Mortgage Note.

     Determination Date: With respect to each Payment Date, the seventh Business Day of the month in which such Payment Date occurs.

     Disqualified Non-United States Person: A transferee of a Class R, Class MR or Class LR Certificate other than a person that (i) is a United States Person or (ii) is a Non-United States Person that holds a Class R, Class MR or Class LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-United States Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Class R, Class MR or Class LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Class R, Class MR or Class LR Certificate will not be disregarded for federal income tax purposes.

     Disqualified Organization: Either (i) the United States, (ii) any state or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (vii) any organization described in Section 1381(a)(2)(C) of the Code, or (viii) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. Notwithstanding the foregoing, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit. The terms "United States" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

     Due Date: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

     Due  Period:   With  respect  to  any  Payment  Date,  the  calendar  month immediately preceding the calendar month in which such Payment Date occurs.

     Eligible Account: Either (A) a segregated account or segregated accounts maintained with an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, (x) the unsecured and uncollateralized debt obligations of which shall be rated "A" or better by S&P or have the highest short-term rating by S&P and (y) the unsecured and uncollateralized debt obligations of which shall be rated A1 or better by Moody's and have the highest short-term rating by Moody's and which is either
(i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, S&P and Moody's or (B) a segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity, and has a rating from Moody's for long-term deposits of at least Baa3; provided, that any Eligible Account maintained with any Affiliate of NationsBank Corporation must be consented to by the Certificate Insurer. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

     Event of Nonpayment: An event of nonpayment shall occur with respect to any Payment Date if the amount remitted by the Servicer pursuant to Sections 5.04(i), 6.04(e) and 6.08 and on deposit in the Collection Account for such Payment Date, plus any amounts withdrawn from the Spread Account pursuant to
Section 6.09(b)(ii) and on deposit in the Collection Account, that are not subject to any automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, will not, taken together, be sufficient to pay the sum of (X) the Fixed Rate Remittance Amount and the Adjustable Rate Remittance Amount (exclusive of the portion of the Fixed Rate Carry-Forward Amount and the Adjustable Rate Carry-Forward Amount representing amounts previously paid to the Fixed Rate Certificateholders and Adjustable Rate Certificateholders, respectively, as Insured Payments) and (Y) the amount to be withdrawn from the Collection Account for deposit into the Insurance Account pursuant to Section 6.02(i) in respect of such Payment Date, unless such insufficiency results from a failure by the Certificate Insurer to perform in accordance with the terms of this Agreement or the Certificate Insurance Policy or a failure by the Trustee to perform in accordance with this Agreement.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the excess, if any, of (a) the Net Liquidation Proceeds received in respect thereof over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus accrued but unpaid interest thereon at the Mortgage Interest Rate.

     Excess Spread: With respect to any Payment Date, the excess (if any) of the aggregate interest accrued for the related Due Period on the Mortgage Loans at their respective Mortgage Interest Rates over the sum of (i) interest accrued on the Fixed Rate Certificates and Adjustable Rate Certificates since the immediately prior Payment Date and (ii) the product of (a) 1/12th of 0.69% and
(b) the aggregate of the principal balances of the Mortgage Loans on which interest for such Due Period was calculated. Excess Spread is equal to the aggregate of (i) the Component X-1F Distribution Amount, (ii) the Component X-2F Distribution Amount, (iii) the Component X-3F Distribution Amount, (iv) the Component X-4F Distribution Amount, (v) the Component X-5F Distribution Amount,
(vi) the Component X-6F Distribution Amount, (vii) the Component X-7F Distribution Amount and (viii) the Component X-1A Distribution Amount.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

     Fidelity Bond: As described in Section 5.09.

     Final Scheduled Payment Date: With respect to each Class of Certificates, as specified in the table under the Preliminary Statement.

     First Lien: With respect to any Mortgage Loan secured by a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property secured by a first priority lien.

     Fixed Rate Carry-Forward Amount: As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Fixed Rate Remittance Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Fixed Rate Certificateholders pursuant to Section 6.05 hereof, exclusive of any portion of such amount attributable to any Insured Payment, on such immediately preceding Payment Date and (ii) if any portion of the amount in clause (i) represents Insured Payments made by the Certificate Insurer, interest on such portion, if any, described in clause (i) above, at the Pass-Through Rate with respect to the Class of Fixed Rate Certificates to which such Insured Payment was applied from such immediately preceding Payment Date.

     Fixed Rate Certificateholder: A Holder of a Fixed Rate Certificate.

     Fixed Rate Certificates: The Class A-1F Certificates, Class A-2F Certificates, Class A-3F Certificates, Class A-4F Certificates, Class A-5F Certificates, Class A-6F Certificates, Class A-7F Certificates and Class A-IO Certificates.

     Fixed Rate Group: The group of Mortgage Loans indicated on the Mortgage Loan Schedule as belonging to the Fixed Rate Group.

     Fixed Rate Group Weighted Average Mortgage Interest Rate: The weighted average of the Mortgage Interest Rates on the Mortgage Loans in the Fixed Rate Group.

     Fixed Rate Interest Remittance Amount: For any Payment Date, the aggregate interest accrued during the related Accrual Period at the Class A-1F Pass-Through Rate, Class A-2F Pass-Through Rate, Class A-3F Pass-Through Rate, Class A-4F Pass-Through Rate, Class A-5F Pass-Through Rate, Class A-6F Pass-Through Rate, Class A-7F Pass-Through Rate and Class A-IO Pass-Through Rate on the principal balance (or Class A-IO Notional Amount, in the case of the Class A-IO Certificates) of the related Fixed Rate Certificates outstanding during such Accrual Period (after giving effect to payments of principal made on the preceding Payment Date) calculated on the basis of 30 days over a 360 day year.

     Fixed Rate Principal Balance: As of any date of determination, the sum of the Original Class A-1F Principal Balance, the Original Class A-2F Principal Balance, the Original Class A-3F Principal Balance, the Original Class A-4F Principal Balance, the Original Class A-5F Principal Balance, the Original Class A-6F Principal Balance and the Original Class A-7F Principal Balance, reduced by the sum of all amounts (including, except for purposes of effecting the Certificate Insurer's subrogation rights, that portion of Insured Payments, if any, made in respect of principal) previously distributed to Fixed Rate Certificateholders in respect of principal.

     Fixed Rate Principal Remittance Amount: As to any Payment Date, the lesser of (A) the Fixed Rate Principal Balance as of such Payment Date and (B) the sum of (a) the Basic Principal Amount for the Fixed Rate Group for such Payment Date and (b) the Fixed Rate Carry-Forward Amount.

     Fixed Rate Remittance Amount: The sum of (i) the Fixed Rate Principal Remittance Amount and (ii) the Fixed Rate Interest Remittance Amount.

     Fixed Rate Servicing Fee: With respect to any Accrual Period, the amount equal to the lesser of (a) one month's interest at the Servicing Fee Rate on the aggregate of the principal balances of the Mortgage Loans in the Fixed Rate Group (calculated on the basis of 30 days over a 360 day year) and (b) the excess, if any, of (1) one month's interest at the Net Fixed Rate Group Weighted Average Mortgage Interest Rate on the aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group (calculated on the basis of 30 days over a 360 day year) over (2) the Fixed Rate Interest Remittance Amount.

     FNMA: Fannie Mae and any successor thereto.

     Holder: A Certificateholder.

     IBCA: International Bank Credit Agency.

     Illinois Land Trust: A trust formed under a trust agreement between the trustee and one or more beneficiaries named therein, pursuant to which such trustee holds legal and equitable title to a Mortgaged Property located in the State of Illinois and such beneficiaries are the owners of the beneficial interest in such trust.

     Independent: When used with respect to any specified Person, that the Person (i) does not have any direct financial interest or any material indirect financial interest in the Depositors, the Representative, the Servicer, the Originators or any Affiliate of any of the foregoing Persons and (ii) is not connected with the Representative, the Servicer, the Originators or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Initial Premium Fee Recovery Amount: With respect to any Payment Date, the product of (i) 0.09% and (ii) the excess of (A) the sum of the Adjustable Rate Principal Balance and the Fixed Rate Principal Balance immediately prior to giving effect to distributions of principal and interest on the Certificates over (B) the sum of the Adjustable Rate Principal Balance and the Fixed Rate Principal Balance immediately after giving effect to distributions of principal and interest on the Certificates.

     Insurance Account: The insurance account established and maintained by the Trustee in accordance with Section 6.03 hereof.

     Insurance Proceeds: Proceeds paid to the Trustee or the Servicer by any insurer (except the Certificate Insurer) or by the Servicer pursuant to a deductible clause under a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans pursuant to Section 5.08, in either event pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property or any other insurance policy net of any expenses which are incurred by the Servicer or the Trustee in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with customary second mortgage servicing procedures.

     Insured Payment: As of each Payment Date, the amount, if any, by which (A) the sum of the Fixed Rate Remittance Amount and the Adjustable Rate Remittance Amount (excluding from such amounts any amount thereof attributable to clause
(iv) of the definition of "Basic Principal Amount," to the extent such amount is due but not paid by the Representative, the Depositors, or the Originators) exceeds (B) the sum of (x) the Available Payment Amounts for each Mortgage Loan Group (minus the amount withdrawable from the Collection Account pursuant to Sections 6.02(i), (ii) and (iii)) plus any amount transferred from the Spread Account to the Collection Account pursuant to Section 6.09(b)(ii) and (y) the aggregate amount of any previous Insured Payments for which the Certificate Insurer has not been reimbursed pursuant to Section 6.05(c); provided, however, that the determination of Insured Payments shall not be affected in any way by any recharacterization of the transactions contemplated by this Agreement as a financing in any bankruptcy, insolvency or similar proceeding to which the Depositors or the Originators may be subject, and the Available Payment Amount shall for the purpose of this definition be deemed to be decreased by the amount thereof that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code.

     Latest Maturity Date: With respect to any Class of Certificates, its Final Scheduled Maturity Date.

     LIBOR: For any Accrual Period and the Adjustable Rate Certificates, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee for each Accrual Period in accordance with the provisions of Section 4.05.

     LIBOR Determination Date: With respect to any Accrual Period, the second business day preceding such Accrual Period (which for the initial Accrual Period shall be April 21, 1998).

     LIBOR Interest Carryover: An amount, calculated on any Payment Date on which the Class A-1A Pass-Through Rate is equal to the Net Funds Cap Rate, equal to (i) the difference between (a) the amount of interest the Adjustable Rate Certificates would be entitled to receive on such Payment Date without regard to the Net Funds Cap Rate and (b) the amount of interest actually distributed to the Adjustable Rate Certificates on such Payment Date, plus (ii) any portion of the amount calculated pursuant to clause (i) remaining unpaid from prior Payment Dates and interest accrued thereon at the then-applicable Class A-1A LIBOR Rate.

     Lien: Any security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach by operation of law.

     Liquidated Mortgage Loan: Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan.

     Liquidation Proceeds: Cash, including Insurance Proceeds, proceeds of any REO Disposition, amounts required to be deposited in the Principal and Interest Account pursuant to Section 5.10 hereof, and any other amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise.

     Lockout Percentage: For any Payment Date, the percentage that corresponds to the range of Payment Dates in which such Payment Date is included, as set forth in the following table:

Payment Dates                                Lockout Percentage
- -------------                                ------------------
May 1998 - April 2001                                  0%
May 2001 - April 2003                                 45%
May 2003 - April 2004                                 80%
May 2004 - April 2005                                100%
May 2005 and thereafter                              300%

     Lockout Pro Rata Remittance Amount: For any Payment Date, an amount, determined immediately prior to giving effect to any payment of principal of the Fixed Rate Certificates on such date, equal to the product of (x) a fraction, the numerator of which is the sum of the principal balance of the Class A-6F Certificates and the Class A-7F Certificates as of such Payment Date and the denominator of which is the Fixed Rate Principal Balance as of such Payment Date, and (y) the Fixed Rate Principal Remittance Amount for such Payment Date.

     Lockout Remittance Amount: For any Payment Date, an amount, determined immediately prior to giving effect to any payment of principal of the Fixed Rate Certificates on such date, equal to the least of: (a) the product of (i) the applicable Lockout Percentage for such Payment Date and (ii) the Lockout Pro Rata Remittance Amount for such Payment Date; (b) the Fixed Rate Principal Remittance Amount for such Payment Date; and (c) the sum of the Class A-6F Certificate Principal Balance and the Class A-7F Certificate Principal Balance as of such Payment Date.

     Loss Coverage Ratio: With respect to any Payment Date, a fraction, expressed as a percentage, (a) the numerator of which equals the sum of (i) the product of (A) the sum of (I) 25% of the aggregate Principal Balance of all Mortgage Loans that are 30-59 days delinquent, plus (II) 50% of the aggregate Principal Balance of all Mortgage Loans that are 60-89 days delinquent, plus
(III) 100% of the aggregate Principal Balance of all Mortgage Loans that are 90 or more days delinquent, in each case as of the close of business on the last day of the immediately preceding calendar month and including Mortgage Loans that are in foreclosure or that have been converted to REO Properties, and (B) the greater of (I) the Original Loss Severity and (II) prior to the Loss Trigger Date, zero, and on or after the Loss Trigger Date, the Actual Loss Severity, plus (ii) the Cumulative Losses, and (b) the denominator of which equals the product of (I) the Loss Coverage Requirement and (II) the Original Pool Principal Balance.

     Loss Coverage Requirement: 11.25%.

     Loss Trigger Date: The date that is the earlier of (i) the 30th Payment Date and (ii) the first Payment Date after which the Trust has incurred Mortgage Loan Losses with respect to at least 20 Liquidated Mortgage Loans.

     Lower-Tier Distribution Account: The account established in accordance with
Section 6.01(a) hereof and maintained by the Trustee.

     Lower-Tier Regular Interests: The Class LT1, LT2, LT3, LT4, LT5, LT6, LT7 and LT8 Interests.

     Majority in Aggregate Voting Interest: Class A and Class X Certificateholders representing Class A and Class X Certificates voting together as a single class evidencing an aggregate Voting Interest of at least 51% when expressed as a percentage rounded to four decimal places.

     Middle-Tier Distribution Account: The account established in accordance with Section 6.01(a) hereof and maintained by the Trustee.

     Middle-Tier Regular Interests: The Class MT1, Class MT2, Class MT3, Class MT4, Class MT5, Class MT6, Class MT-6IO, Class MT7, Class MT-7IO and Class MT8 Interests.

     Monthly Excess Spread Amount: On any Payment Date, the amount equal to the product of 100% and the amount of the Excess Spread as of such Payment Date; provided, however, that the percentage set forth above may be reduced at any time, solely at the discretion of the Certificate Insurer, with the consent of each Account Party, at which time written notice shall be sent to the Representative, the Trustee, S&P and Moody's.

     Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan, as set forth in the related Mortgage Note.

     Monthly Premium: The monthly premium payable to the Certificate Insurer pursuant to the Certificate Insurance Policy and the letter agreement dated as of the Closing Date, among the Certificate Insurer and the Depositors.

     Moody's: Moody's Investors Service, Inc., or any successor thereto.

     Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

     Mortgage File: As described in Exhibit A.

     Mortgage Impairment Insurance Policy: As defined in Section 5.08.

     Mortgage Interest Rate: With respect to a Mortgage Loan in the Fixed Rate Group, the fixed per annum rate of interest borne by a Mortgage Note, as shown on the Mortgage Loan Schedule, and with respect to a Mortgage Loan in the Adjustable Rate Group and any date of determination, the per annum rate of interest for the related Due Period computed in accordance with the related
Mortgage Note, subject to any minimum rate, maximum rate and periodic cap on such rate applicable from time to time to the calculation of interest thereon as set forth in the related Mortgage Note.

     Mortgage Loan: An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedules annexed hereto as Exhibit D. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trustee by the applicable Depositor, in fact was not transferred and assigned to the Trustee for any reason whatsoever, including, without limitation, the incorrectness of the statement set forth in
Section 3.02(g) hereof with respect to such mortgage loan, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

     Mortgage Loan Group: Either the Fixed Rate Group or the Adjustable Rate Group.

     Mortgage Loan Losses: With respect to any Payment Date, the sum of the following amounts for each Mortgage Loan that became a Liquidated Mortgage Loan during the related Due Period: the amount, if any, by which (i) the sum of (A) the Principal Balance of such Mortgage Loan (determined immediately before such Mortgage Loan became a Liquidated Mortgage Loan) and (B) accrued and unpaid interest thereon at the Mortgage Interest Rate to the date on which such Mortgage Loan became a Liquidated Mortgage Loan exceeds (ii) the Net Liquidation Proceeds received during such Due Period in connection with the liquidation of such Mortgage Loan which have not theretofore been used to reduce the Principal Balance of such Mortgage Loan. For purposes of this definition, a Mortgage Loan as to which the related Mortgaged Property is held by the Trust Fund shall be deemed to have continued to accrue interest at the related Mortgage Interest Rate.

     Mortgage Loan Schedule: The schedules of Mortgage Loans attached hereto as Exhibit D as each may be amended to reflect Qualified Substitute Mortgage Loans, such schedule identifying each applicable Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each such Mortgage Loan the following information: (i) the Principal Balance as of the Cut-off Date, (ii) the account number, (iii) the original principal amount, (iv) the CLTV as of the date of the origination of the related Mortgage Loan, (v) the Due Date, (vi) the Mortgage Interest Rate, (vii) the first date on which a Monthly Payment is due under the Mortgage Note, (viii) the Monthly Payment, (ix) the original stated maturity date of the Mortgage Note, (x) the remaining number of months to maturity as of the Cut-off Date, (xi) the Mortgaged Property State and (xii) whether the Mortgage Loan is included in the Fixed Rate Group or the Adjustable Rate Group.

     Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool: The Mortgage Loans indicated on the Mortgage Loan Schedule.

     Mortgaged Property: The underlying property securing a Mortgage Loan, consisting of a fee simple estate or, with respect to certain properties located in Maryland, a leasehold estate, in a single parcel of land improved by a Residential Dwelling.

     Mortgaged Property State: The state in which the Mortgaged Property related to a Mortgage Loan is located, as set forth on the Mortgage Loan Schedule.

     Mortgagor: The obligor on a Mortgage Note.

     Net Adjustable Rate Group Weighted Average Mortgage Interest Rate: With respect to any Accrual Period, a rate equal to the Adjustable Group Weighted Average Mortgage Interest Rate as of the first day of the related Due Period less 0.69%.

     Net Fixed Rate Group Weighted Average Mortgage Interest Rate: With respect to any Accrual Period, a rate equal to the Fixed Rate Group Weighted Average Mortgage Interest Rate less 0.69%.

     Net Funds Cap Rate: With respect to any Accrual Period, a rate equal to the Adjustable Rate Group Weighted Average Mortgage Interest Rate as of the first day of the related Due Period less either (i) 0.69% per annum, with respect to the first twelve Accrual Periods or (ii) 1.19% per annum, with respect to each subsequent Accrual Period.

     Net Liquidation Proceeds: Liquidation Proceeds net of any reimbursements to the Servicer made therefrom pursuant to Section 5.04(ii).

     Nondisqualification Opinion: An Independent Opinion of Counsel addressed to the Trustee that a contemplated action will neither cause any Trust REMIC to fail to qualify as a REMIC at any time the Class A Certificates are outstanding nor cause an unindemnified "prohibited transaction" or a "prohibited contribution" tax to be imposed on any Trust REMIC.

     Nonrecoverable Advances: With respect to any Mortgage Loan, (i) any Servicing Advance or Advance previously made and not reimbursed pursuant to
Section 5.04(ii), or (ii) a Servicing Advance proposed to be made, in respect of any Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer would not be ultimately recoverable from late collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property or otherwise.

     Non-United States Person: Any Person other than a United States Person.

     Officer's Certificate: A certificate delivered hereunder or under any other Basic Document signed by the President or a Vice President or an Assistant Vice President of the Representative, a Depositor, the Trustee or the Servicer, as required hereunder or thereunder.

     Opinion of Counsel: A written opinion of counsel delivered hereunder or under any Basic Document, reasonably acceptable to the Trustee, and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) is in fact Independent of the Representative and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Representative or the Servicer or in an affiliate thereof and (iii) is not connected with the Representative or Servicer as an officer, employee, director or person performing similar functions.

     Optional Purchase Date: As defined in Section 11.01.

     Original Class A-1A Principal Balance: $70,551,229.

     Original Class A-1F Principal Balance: $251,364,000.

     Original Class A-2F Principal Balance: $49,113,000.

     Original Class A-3F Principal Balance: $145,552,000.

     Original Class A-4F Principal Balance: $64,596,500.

     Original Class A-5F Principal Balance: $57,497,343.

     Original Class A-6F Principal Balance: $52,737,000.

     Original Class A-7F Principal Balance: $47,463,000.

     Original Class A-IO Notional Amount: $100,200,000.

     Original Pool Principal Balance: The Pool Principal Balance as of the Cut-off Date, which amount is equal to $738,874,073.22.

     Original Loss Severity: 50.50%.

     Originator: Any of the entities listed on Exhibit K hereto, each of which is an "Originator" pursuant to the Transfer Agreement and, other than EquiCredit Corporation of America, is (i) a direct wholly-owned subsidiary of the Representative, and (ii) a Subservicer as of the date hereof with respect to the Mortgage Loans sold by it to either Depositor pursuant to the Transfer Agreement.

     Owner-Occupied Mortgaged Property: A Residential Dwelling that the related Mortgagor represented an intent to occupy as such Mortgagor's primary or secondary residence at the origination of the Mortgage Loan.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: Any one of the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO or Class A-1A Pass-Through Rates.

     Payment Date: The 15th day of any month, or if such 15th day is not a Business Day, the first Business Day immediately following, commencing on May 15, 1998.

     Percentage Interest: With respect to a Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO or Class A-1A Certificate, the portion of the Certificates evidenced by such Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO or Class A-1A Certificate, respectively, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the denomination represented by such Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO or Class A-1A Certificate, respectively, and the denominator of which is the Original Class A-1F Principal Balance, Original Class A-2F Principal Balance, Original Class A-3F Principal Balance, Original
Class A-4F Principal Balance,  Original Class A-5F Principal  Balance,  Original
Class A-6F Principal Balance, Original Class A-7F Principal Balance, Original Class A-IO Notional Amount or Original Class A-1A Principal Balance, respectively. With respect to a, Class X Certificate, Class R Certificate, Class MR Certificate or Class LR Certificate, the portion of the Class evidenced thereby as stated on the face of such Certificate.

     Performance  Default:  The Servicing  Default  described in clause (vii) of
Section 10.01(a).

     Permitted Instruments: As used herein, Permitted Instruments shall include the following:

          (i) (A) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, and (B)

     Federal Housing Administration debentures, FHLMC senior debt obligations, and FNMA senior debt obligations assigned ratings in at least one of the top two long-term rating categories by S&P and Moody's, but excluding any of such securities described in clauses (A) and (B) whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

          (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that (A) the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1+" or better by S&P (or, if so consented to by the Certificate Insurer, "A-1" or better by S&P) and (B) the short-term and long-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated Prime-1 and A1 or better, respectively, by Moody's;

          (iii) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $3,000,000, which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, provided that the long-term deposits of such bank or savings and loan association are rated at least "BBB" by S&P and Baa3 by Moody's;

          (iv) commercial paper (having original maturities of not more than 180 days) rated "A-1+" or better by S&P and Prime-1 by Moody's;

          (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and Aaa by Moody's;

          (vi) investments in Permitted Instruments on an overnight basis in investment accounts maintained at the Trustee; provided, however, that any such account shall be an Eligible Account; and

          (vii) any other obligation or security acceptable to the Rating Agencies and the Certificate Insurer (as certified by a letter from each Rating Agency and the Certificate Insurer to the Trustee); provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further that no instrument shall be a Permitted

     Instrument unless such instrument is a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

     Permitted Transferee: Any Person other than a Disqualified Organization or a Disqualified Non-United States Person, or an agent or nominee acting on behalf of a Disqualified Organization or a Disqualified Non-United States Person.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Plan: A Plan filed by a Mortgagor pursuant to the Bankruptcy Code (11 U.S.C. Section 1321) and either confirmed or pending confirmation by a court of competent jurisdiction pursuant to the Bankruptcy Code (11 U.S.C. Section 1325), providing for, among other things, the payment of defaulted Mortgage Loan payments all of which were due prior to, but in no event after, the effectiveness of the Plan.

     Pool Factor: As of any date of determination, the Pool Principal Balance as of such date divided by the Original Pool Principal Balance.

     Pool Principal Balance: With respect to either or both Mortgage Loan Groups, the aggregate Principal Balances of the related Mortgage Loans, as of any date of determination.

     Pre-Plan Interest: With respect to a Bankruptcy Loan, accrued but unpaid interest relating to the period prior to the filing of the related Plan.

     Pre-Plan Interest Payments: With respect to a Bankruptcy Loan, payments made by a Mortgagor on account of Pre-Plan Interest.

     Principal and Interest Account: One of the principal and interest accounts established and maintained in the name of the Trustee by the Servicer pursuant to Section 5.03 hereof.

     Principal Balance: With respect to any Mortgage Loan or related REO Property, at any date of determination, the principal balance of the Mortgage Loan outstanding as of such date. The Principal Balance of any REO Property as of the date on which such REO Property became an REO Property shall be the Principal Balance of the related Mortgage Loan as of the date referred to in the preceding sentence, and the Principal Balance of a Mortgage Loan at the time it becomes a Liquidated Mortgage Loan shall be zero.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date, that is intended to satisfy a Mortgage Loan in full.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Projected Excess Spread: With respect to any Payment Date, five (5) times the amount of the Monthly Excess Spread Amount deposited in the Spread Account pursuant to Section 6.09(a) hereof as of such Payment Date.

     Prospectus: The prospectus (including the prospectus supplement) prepared by the Representative and the Depositors in connection with the initial issuance and sale of the Class A Certificates.

     Qualified Substitute Mortgage Loan: A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.06 or 3.03 hereof, which (i) has or have a mortgage interest rate or rates of not less than (and not more than two percentage points more than) the Mortgage Interest Rate for the Deleted Mortgage Loan (which, in the case of a Mortgage Loan in the Adjustable Rate Group, shall mean a Mortgage Loan having the same interest rate index, and a margin over such index and a maximum interest rate at least equal to (and in each case not more than two percentage points more than) those applicable to the related Deleted Mortgage Loan), (ii) relates or relate to the same type of Residential Dwelling as the Deleted Mortgage Loan, or relates to a one- to four-family dwelling, and has or have a lien priority that is no more junior or subordinate than that of the Deleted Mortgage Loan, (iii) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (iv) has or have a Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios at the time of such substitution no higher than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (v) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date, (vi) is of equal or better Class quality (as described in the Prospectus) as the Deleted Mortgage Loan, (vii) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01(b) and 3.02, (viii) is of the same type, either a balloon loan or fully-amortizing Mortgage Loan, as the Deleted Mortgage Loan and (ix) would be in the same Mortgage Loan Group, the Fixed Rate Group or Adjustable Rate Group, as the related Deleted Mortgage Loan.

     Rating Agencies: Collectively, Moody's and S&P.

     Reassignment of Assignment of Beneficial Interest: With respect to each Mortgage Loan secured by an interest in an Illinois Land Trust, an assignment of the Assignment of Beneficial Interest, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the entire beneficial interest in such Illinois Land Trust to the Depositors and the sale of such beneficial interest to the Trustee for the benefit of the Certificateholders.

     Record Date: The calendar day immediately preceding each Payment Date or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which each such Payment Date occurs.

     Recordation Trigger: The date on which (i) the long-term senior unsecured debt of NationsBank Corporation or its successor in interest is reduced below "A-" by S&P or below A3 by Moody's or is withdrawn.

     Reference Banks: Barclay's Bank PLC, Chase Manhattan Bank, Citibank, N.A. and National Westminster Bank PLC; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with any Depositor or any affiliate thereof, (iii) whose quotations appear on the Telerate LIBOR Page on the relevant Interest Determination Date and (iv) which have been designated as such by the Trustee.

     Registered Holder: The Person in whose name a Certificate is registered on the Certificate Register.

     Reimbursable Amounts: As of any date of determination, an amount payable to the Servicer, the Representative or the Depositors with respect to (i) the Servicing Advances and Advances reimbursable pursuant to Section 5.04(ii) not previously reimbursed, (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.05(d)(vi), and (iii) any other amounts expressly reimbursable to the Servicer or the Depositors pursuant to this Agreement.

     Released Mortgaged Property Proceeds: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

     Remainder Excess Spread Amount: As of any Payment Date, the amount equal to the excess of the aggregate Excess Spread over the Monthly Excess Spread Amount.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and temporary and final Treasury regulations promulgated thereunder, as the foregoing may be in effect from time to time (or proposed, if proposed to be retroactive).

     Remittance Report: As defined in Section 6.07.

     REO Disposition: The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure. The proceeds of any REO Disposition constitute part of the definition of Liquidation Proceeds.

     REO Property: As described in Section 5.10.

     Representative: EquiCredit Corporation of America, or its successor in interest.

     Representative's Yield: For each Mortgage Loan, the sum of (A) prepayment penalties and premiums collected on the Mortgage Loans and (B) any sum or other finance charge payable by the Mortgagor on a prepaid Rule of 78s Mortgage Loan that is in addition to (i) the Curtailment or Principal Prepayment (as the case may be) on the related Mortgage Loan, together with accrued and unpaid interest thereon at the Mortgage Interest Rate, plus (ii) the Servicing Compensation exclusive of Servicing Fees. The Representative's Yield is retained by the Representative and is not part of the assets of the Trust Fund.

     Residential Dwelling: Any of the following: (i) a one- to four-family dwelling, (ii) a unit in a planned unit development, (iii) a unit in a condominium development, or (iv) a permanently affixed mobile home or a permanently affixed manufactured housing unit, as defined in the FNMA Selling Guide, which does not constitute other than real property under state law provided that such home or housing would qualify as a single family residence under Section 25(c)(10) of the Code.

     Residual  Certificate:   Any  of  the  Class  R,  Class  MR  and  Class  LR
Certificates.

     Responsible Officer: When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto) with direct responsibility for the administration of this Agreement, including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of such Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Representative, a Depositor, an Originator or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary authorized to perform the actions required, including, without limitation, each Person whose name appears on a list of Responsible Officers furnished to the Trustee and the Certificate Insurer on the Closing Date, as such list may be amended from time to time.

     Rule of 78s Method: The method of calculating interest on indebtedness represented by a Mortgage Note under which (a) the total of the Monthly Payments specified in the Mortgage Note represents the principal amount borrowed plus interest in an amount calculated on the basis of the stated Mortgage Interest Rate for the term of the Mortgage Loan, (b) the portion of a Monthly Payment allocated to reduction of the outstanding Principal Balance is determined by multiplying the total amount of add-on interest payable over the term of the Mortgage Loan by a fraction (i) the numerator of which is the sum of the series of numbers representing the number of each Monthly Payment remaining due under the Mortgage Loan (prior to giving effect to the payment to which the fraction is being applied) and (ii) the denominator of which is the sum of the series of numbers representing the number of each Monthly Payment originally due under the Mortgage Loan (from the first to the last, inclusive) and (c) upon the prepayment in full of the Mortgage Loan, a rebate is made in an amount equal to the difference between the amount described in the preceding clause (b) minus the amount of interest calculated on the basis of the stated Mortgage Interest Rate at the origination of the Mortgage Loan. Notwithstanding the foregoing or any provision of this Agreement to the contrary, payments to the
Certificateholders and the Servicing Fee and with respect to Rule of 78s Mortgage Loans will be computed as if such Mortgage Loans were simple interest Mortgage Loans.

     Rule of 78s Mortgage Loan: A Mortgage Loan that uses the Rule of 78s Method of allocating interest payments during the term of such Mortgage Loan.

     Series: 1998-1.

     Servicer: EquiCredit Corporation of America or any successor appointed as herein provided.

     Servicer Default: As specified in Section 10.01(a).

     Servicer Employees: As defined in Section 5.09.

     Servicing Advances: All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations which are "unanticipated," within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(iii), including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, including, without limitation, advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and flood insurance policies and leasehold payments, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, (iv) compliance with the obligations under Sections 5.02, 5.05 and 5.07, which Servicing Advances are reimbursable to the Servicer to the extent provided in
Section 5.04(ii), and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 5.13, for all of which costs and expenses the Servicer is entitled to reimbursement in accordance with this Agreement. Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Depositors and the Trustee no later than the Business Day following such determination.

     Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.03.

     Servicing Fee: With respect to any Accrual Period, the amount equal to the sum of (i) one month's interest at the Servicing Fee Rate on the aggregate of the principal balances of the Mortgage Loans in the Adjustable Rate Group (calculated on the basis of actual number of days over a 360-day year) and (ii) the lesser of (a) one month's interest at the Servicing Fee Rate on the aggregate of the Principal Balances of the Mortgage Loans in the Fixed Rate Group (calculated on the basis of 30 days over a 360 day year)and (b) the excess, if any, of (1) one month's interest at the Net Fixed Rate Group Weighted Average Mortgage Interest Rate on the aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group (calculated on the basis of 30 days over a 360 day year) over (2) the Fixed Rate Interest Remittance Amount. The
Servicing Fee is payable solely from the interest portion of (i) Monthly Payments, (ii) Liquidation Proceeds or (iii) Released Mortgaged Property Proceeds collected by the Servicer or as otherwise provided in Section 5.04. The Servicing Fee with respect to each Mortgage Loan shall accrue on the same principal balance on which interest accrues on such Mortgage Loan. The Servicing Fee includes any Servicing Fees owed or payable to any Subservicer.

     Servicing Fee Rate: With respect to any Accrual Period, a rate equal to 0.60% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date, as such list may from time to time be amended.

     Specified Spread Account Requirement: As of:

     (x) any date on or prior to the thirtieth Payment Date (occurring in October 2001), the greatest of (a) the Base Spread Account Requirement as of such date; (b) the sum of the Principal Balances of the three largest Mortgage Loans as of such date; and (c) two times the excess of (i) one-half of the aggregate Principal Balance of the Mortgage Loans which are 90 or more days delinquent (including REO Properties) over (ii) the Projected Excess Spread as of such date;

     (y) any date after the thirtieth Payment Date (occurring in October 2001), the greatest of (a) the lesser of (A) the Base Spread Account Requirement as of such date and (B) the product of (x) 8.70% and (y) the Pool Principal Balance as of such date; (b) the sum of the Principal Balances of the three largest Mortgage Loans as of such date; and (c) two times the excess of (i) one-half of the aggregate Principal Balance of the Mortgage Loans which are 90 or more days delinquent (including REO Properties) over (ii) the Projected Excess Spread as of such date. Notwithstanding the foregoing, however, the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date and may be reduced by the Certificate Insurer at any time after the amount in the Spread

Account is equal to the Base Spread Account Requirement; provided that such reductions shall not affect the rating assigned by S&P or Moody's to the Class A Certificates.

     Spread Account: The account maintained pursuant to Section 6.09, which shall not be an asset of any Trust REMIC.

     Spread Account Amount: As defined in Section 6.09(b)(ii) hereof.

     Spread Account Excess: As defined in Section 6.09(b)(iv) hereof.

     S&P: Standard & Poor's, or any successor thereto.

     Startup Day: The day designated as such pursuant to Section 2.06 hereof.

     Subordinated Amount: (a) The Subordinated Amount as of the Cut-off Date shall be 11.25% times the sum of the Original Pool Principal Balance (which is initially equal to $83,123,333.24.

     (b) As of any Payment Date, the Subordinated Amount shall equal the Subordinated Amount as of the preceding April 1, minus Cumulative Excess Spread Receipts since such preceding April 1, through the last day of the month preceding such Payment Date. After giving effect to such adjustment, the Subordinated Amount may be further adjusted on each respective April 1 as follows to equal:

          (i) on each April 1 up to but not including April 1, 2003 the amount, if any, by which (A) 11.25% of the Original Pool Principal Balance exceeds
     (B) Cumulative Excess Spread Receipts since the Cut-off Date through the last day of March preceding such April 1;

          (ii) on April 1, 2003, the lesser of (A) the Subordinated Amount as of the preceding Payment Date, and (B) the sum of (x) 11.25% of the Pool Principal Balance at the close of business on April 1, 2003, and (y) 80% of the amount, if any, by which the amount set forth under (A) exceeds the amount computed under clause (B)(x) of this paragraph (ii);

          (iii) on April 1, 2004, the lesser of (A) the Subordinated Amount as of the preceding Payment Date, and (B) the sum of (x) 11.25% of the Pool Principal Balance at the close of business on April 1, 2004, and (y) 75% of the amount, if any, by which the amount set forth under (A) exceeds the amount computed under clause (B)(x) of this paragraph (iii);

          (iv) on April 1, 2005, the lesser of (A) the Subordinated Amount as of the preceding Payment Date, and (B) the sum of (x) 11.25% of the Pool Principal Balance at the close of business on April 1, 2005, and (y) 66-2/3% of the amount, if any, by which the amount set forth under (A) exceeds the amount computed under clause (B)(x) of this paragraph (iv);

          (v) on April 1, 2006, the lesser of (A) the Subordinated Amount as of the preceding Payment Date, and (B) the sum of (x) 11.25% of the Pool Principal Balance at the close of business on April 1, 2006, and (y) 50% of the amount, if any, by which the amount set forth under (A) exceeds the amount computed under clause (B)(x) of this paragraph (v); and

          (vi) on April 1, 2007, and on each April 1, thereafter,  the lesser of
     (A) the applicable Subordinated Amount on the preceding April 1, minus Cumulative Excess Spread Receipts since such preceding April 1, through the last day of the preceding April 1, as appropriate, and (B) 11.25% of the Pool Principal Balance at the close of business on such current April 1;

provided, however, that the amount determined for part (B) of clauses (ii) through (vi) above shall not be less than the sum of the Principal Balances of the three largest Mortgage Loans at the beginning of each such period. Subject to the preceding sentence, the Subordinated Amount as of any date other than a Payment Date shall be equal to the Subordinated Amount as of the immediately preceding Payment Date; and provided, further, however, that in no event shall the Subordinated Amount be less than zero.

     Notwithstanding anything to the contrary herein contained, no reduction to the Subordinated Amount described in clauses (ii) through (vi) hereof shall be permitted to take effect if (x) as of April 1, 2003, the amount equal to aggregate Cumulative Excess Spread Receipts exceeds 1% of the Original Pool Principal Balance or (y) as of any April 1, after April 1, 2003, (I) the amount equal to aggregate Cumulative Excess Spread Receipts exceeds 5% of the Subordinated Amount in effect on the preceding April 1, or (II) on any Payment Date occurring within the annual period immediately preceding such April 1, the aggregate principal balance of all Mortgage Loans which were 60 or more days delinquent on such Payment Date equaled or exceeded 2.5% of the aggregate principal balance of all Mortgage Loans outstanding on such Payment Date. If, by reason of the application of the provisions of clause (y) of the immediately preceding sentence, reduction of the Subordinated Amount pursuant to the provisions of any one of clauses (ii) through (vi) shall not have taken effect, and, if as of any subsequent April 1, no event shall have occurred the effect of which would be to prohibit a reduction in the Subordinated Amount as of such April 1, then the Subordinated Amount shall be reduced on such April 1, to the amount permitted by the clause which would have otherwise taken effect had the provisions of the immediately preceding sentence not been applied.

     Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(b) hereof in respect of the qualification of a Subservicer. As of the Closing Date, the only Subservicers are the Originators (other than EquiCredit Corporation of America).

     Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Certificate Insurer and the Trustee.

     Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.06 or 3.03, the amount (if any) by which the aggregate Principal Balances of any Qualified Substitute Mortgage Loans as of the date of substitution, together with accrued and unpaid interest thereon (but only to the extent deposited in the Principal and Interest Account and transferred to the Collection Account), are less than the aggregate of the Principal Balances (after application of principal payments received on or before the date of substitution and deposited into the Principal and Interest Account), together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Mortgage Loans plus any unreimbursed Servicing Advances.

     Tax Matters Person: The Person or Persons appointed from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of each of the Lower-Tier REMIC, the Middle-Tier REMIC and the Upper-Tier REMIC.

     Termination Price: As defined in Section 11.01.

     Testing Date: As defined in Section 3.02(fff).

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transfer Agreement: The agreement, dated as of April 1, 1998, among the Originators and the Depositors, pursuant to which the Originators transferred the Mortgage Loans to the Depositors.

     Transfer Affidavit and Agreement: As defined in Section 4.02(j).

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

     Trust: EQCC Home Equity Loan Trust 1998-1.

     Trust Fund: The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property or are deposited in the Collection Account, Lower-Tier Distribution Account, Middle-Tier Distribution Account, Upper-Tier Distribution Account, Principal and Interest Account, Spread Account and Insurance Account, including amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds. The Representative's Yield and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date do not constitute part of the Trust Fund.

     Trustee: U.S. Bank National Association, not in its individual capacity but solely as trustee under this Agreement, or its successor in interest, or any successor trustee appointed pursuant to this Agreement.

     Trust REMIC: As defined in Section 2.07(a)(1).

     UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction.

     United States Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States Persons have the authority to control all substantial decisions of such trust.

     Upper-Tier Distribution Account: The account established in accordance with
Section 6.01(a) hereof and maintained by the Trustee.

     Upper-Tier Regular Interests: The Class X Interest and the Class A Certificates.

     Voting Interest: The aggregate Voting Interests of each Class of Class A Certificates (other than the Class A-IO Certificates) on any date will be equal to a percentage, expressed as a fraction, the numerator of which is the principal balance of such Class and the denominator of which is 95% of the sum of the Adjustable Rate Principal Balance and the Fixed Rate Principal Balance. The Class A-IO Certificates have no Voting Interest. The aggregate Voting Interests of the Class X Certificates will be equal to a percentage, expressed as a fraction, the numerator of which is 5% of the sum of the Adjustable Rate Principal Balance and the Fixed Rate Principal Balance and the denominator of which is the sum of the Adjustable Rate Principal Balance and the Fixed Rate Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates.

ARTICLE II

CONVEYANCE OF THE TRUST ASSETS

     Section  2.01  Sale  and   Conveyance   of  Trust   Assets;   Priority  and
Subordination of Ownership Interests.

     (a) The Depositors do hereby sell, transfer, assign, set over and convey to the Trustee (for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear) without recourse, all of the right, title and interest of the Depositors in and to (i) the Mortgage Loans (excepting the Representative's Yield and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date),
(ii) the Mortgage Files relating to the Mortgage Loans, (iii) the related Mortgaged Properties, (iv) the Depositors' rights under all insurance policies with respect to the Mortgage Loans required to be maintained by it, (v) all right, title and interest of the Depositors in, to and under the Transfer Agreement, including the right to cause the Originators to repurchase the Mortgage Loans under certain circumstances, (vi) all right, title and interest of the Depositors in each of the Accounts established and maintained pursuant to Articles V and VI and (vii) the interest of the Depositors in any proceeds of the property described in clauses (i), (ii), (iii), (iv), (v) and (vi), including all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts from time to time held or invested in the Accounts.

     (b) The rights of the Holders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

     (c) It is the intention of this Agreement that the transfer of the Depositors' right, title and interest in and to the assets of the Trust pursuant to this Agreement shall constitute an absolute sale by the Depositors to the Trustee of the Mortgage Loans for the benefit of the Certificateholders and not a loan. If a transfer of Mortgage Loans from an Originator to a Depositor pursuant to the Transfer Agreement is characterized as a pledge and not an absolute sale, then such Depositor shall be deemed to have transferred to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear, all of such Depositor's right, title and interest in, to and under the obligations of such Originator deemed to be secured by said pledge; and it is the intention of this Agreement that the Depositors shall also be deemed to have granted and for such purposes the Depositors hereby grant, to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear, a first priority security interest in all of the Depositors' right, title, and interest in, to and under the obligations of the Originators to the Depositors deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Depositors. If the transfer of the Mortgage Loans and the other assets of the Trust from the Depositors to the Trustee for the benefit of the Certificateholders is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Depositors shall be deemed to have granted and for such purposes the Depositors hereby grant, to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear, a first priority security interest in all of the Depositors' right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the assets of the Trust, and all proceeds of any thereof, including all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Accounts. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     Section 2.02 Possession of Mortgage Files.

     (a) Upon the issuance of the Certificates, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee for the benefit of the Certificateholders.

     (b) Pursuant to Section 2.04, the Depositors have delivered or caused to be delivered each Mortgage File to the Custodian.

     Section 2.03 Books and Records.

     The sale of each Mortgage Loan shall be reflected on the applicable Depositor's balance sheets and other financial statements prepared in accordance with generally accepted accounting principles as a sale of assets by each Depositor. The applicable Depositor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders.

     Section 2.04 Delivery of Mortgage Loan Documents.

     Contemporaneously with the delivery of this Agreement, the Depositors delivered or caused to be delivered hereunder to the Trustee the Certificate Insurance Policy, and each Depositor has delivered to the Trustee (which may be by delivery to the Custodian on behalf of the Trustee) each of the following documents for each Mortgage Loan:

     (a) (i) (A) The original Mortgage Note, with any intervening endorsements, endorsed "Pay to the order of BankBoston, N.A., as Custodian under the Custodial Agreement dated as of April 1, 1998, without recourse" and signed, by facsimile or manual signature, in the name of the Originator transferring such Mortgage Loan to the applicable Depositor pursuant to the Transfer Agreement by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to such Originator, if the Originator from whom the Depositor acquired such Mortgage Loan was not the originator or (B) if such Mortgage Note is a Destroyed Mortgage Note, an original

Destroyed Mortgage Note Affidavit together with a copy of such Mortgage Note attached thereto and, (ii) with respect to manufactured housing units, the certificate of title, if any;

     (b) Either: (i) the original Mortgage, with evidence of recording thereon (and, in the case of a Mortgage Loan secured by a Mortgaged Property held in an Illinois Land Trust, signed by the trustee of such Illinois Land Trust), (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Originator transferring such Mortgage Loan to the applicable Depositor pursuant to the Transfer Agreement (provided, however, that such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Mortgages relating thereto) or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or not yet returned;

     (c) The original Assignment of Mortgage from the Originator transferring such Mortgage Loan to the applicable Depositor pursuant to the Transfer Agreement by assignment to "BankBoston, N.A., as Custodian under the Custodial Agreement dated as of April 1, 1998, without recourse" or in blank; any such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county if permitted by applicable local law;

     (d) Except with respect to any Mortgage Loan secured by a second priority lien and having a Principal Balance not in excess of $50,000 and listed in
Exhibit V, the original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, or original documents of assurance of title;

     (e) All intervening assignments, if any, showing a complete chain of assignment from the originator to the applicable Originator, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the applicable Originator as a true copy of the original of such intervening assignments;

     (f) A copy of all assumption and modification agreements, if any, certified as a true copy by a Responsible Officer of the applicable Originator;

     (g) If the Mortgaged Property is held in an Illinois Land Trust, the original Assignment of Beneficial Interest, or, if the trustee of such Illinois Land Trust retains such original Assignment of Beneficial Interest, a certified true copy of such Assignment of Beneficial Interest so certified by such trustee;

     (h) If the Mortgaged Property is held in an Illinois Land Trust, an original Reassignment of Assignment of Beneficial Interest from the applicable Originator to "BankBoston, N.A., as Custodian under the Custodial Agreement dated as of April 1, 1998,

Series 1998-1" or in blank. In the event that the Mortgage Loan was acquired by the applicable Originator in a merger, the Reassignment of the Assignment of Beneficial Interest must be by "Originator, successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the applicable Originator while doing business under another name, the Reassignment of Assignment of Beneficial Interest must be by "Originator, formerly known as [previous name]";

     (i) If the Mortgaged Property is held in an Illinois Land Trust, originals of all intervening Reassignments of Assignment of Beneficial Interest, showing a complete chain of assignment from the beneficiaries of such Illinois Land Trust to the applicable Originator of all of such beneficiaries' right, title, and interest in, to, and under the trust agreement with respect to such Illinois Land Trust; and

     (j) If the Mortgaged Property is held in an Illinois Land Trust, (A) a certified copy of the instrument creating the Illinois Land Trust, (B) a copy of the UCC-1 Financing Statement evidencing the assignment of the Mortgagor's beneficial interest in the Illinois Land Trust, with evidence of filing thereon, and (C) the original personal guaranty of the Mortgage Note, executed by each beneficiary of the Illinois Land Trust.

     The applicable Depositor shall use its reasonable efforts to promptly deliver or cause to be delivered to the Trustee or the Custodian: (a) the original recorded Mortgage in those instances where a copy thereof was delivered hereunder; (b) the original recorded Assignment of Mortgage to the applicable Originator, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator to the applicable Originator in those instances where copies of such Assignments were delivered; and (c) the title insurance policy or assurance required in paragraph (d) above. The applicable Depositor shall, within five (5) Business Days after the receipt thereof, and in any event, within twelve months after the Closing Date, deliver or cause to be delivered to the Trustee or the Custodian each document described in any of the preceding clauses (a), (b) and (c); provided, however, that if a document described in the preceding clause (a) or clause (b) has not been returned from the appropriate public recording office, the applicable Depositor shall deliver a certified copy of the Mortgage and a receipted copy of the Assignment from the appropriate recording office prior to the expiration of such twelve-month period. Notwithstanding anything to the contrary contained in this
Section 2.04, the applicable Depositor shall be deemed to have satisfied its obligations to deliver a Mortgage or Assignment of Mortgage upon delivery to the Trustee or the Custodian a copy of such Mortgage or Assignment of Mortgage, as applicable, certified by the public recording office to be a true copy of the recorded original thereof. From time to time the applicable Depositor may forward or cause to be forwarded to the Trustee or the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Trustee or the Custodian as to each Mortgage Loan are referred to herein as the "Mortgage File".

     The Servicer covenants and agrees to take all action necessary or desirable under applicable state law to transfer the benefits of the lien and security interest in each manufactured or mobile home and the related Mortgaged Property to the Trustee, including, without limitation, the filing of UCC-3 assignments, notations on the certificates of title and recordation of the Assignment of Mortgage within the time periods required by this Section 2.04.

     Contemporaneously with the issuance of the Certificates, the Trustee shall cause the Custodian to (A) endorse each Mortgage Note to the order of the Trustee for the benefit of the Certificateholders, which endorsement shall be in substantially the form set forth in Section 2.04(a)(i), with appropriate alterations to reflect the interest of the Trustee and the limited nature of the Custodian's interest therein as may be acceptable to the Depositors, the Servicer, the Certificate Insurer and the Trustee, (B) execute (or complete) each Assignment of Mortgage to the Trustee, which assignment shall be in substantially the form set forth in Section 2.04(c), with appropriate alterations to reflect the interest of the Trustee and (C) with respect to each Illinois Land Trust, execute a Reassignment of Assignment of Beneficial Interest to the Trustee for the benefit of the Certificateholders, which reassignment shall be substantially in the form set forth in Section 2.04(h), with appropriate alterations to reflect the interest of the Trustee. As promptly as practicable following the occurrence of the Recordation Trigger, but in no event more than 90 days following the occurrence of the Recordation Trigger, the Servicer shall at its own expense either (i) record in favor of the Trustee each Assignment of Mortgage and each Reassignment of Assignment of Beneficial Interest referred to in clauses (B) and (C) of the preceding sentence with respect to all of the Mortgage Loans in the appropriate real property or other records, or (ii) deliver to the Trustee an Opinion of Counsel satisfactory to the Rating Agencies and the Certificate Insurer to the effect that recording is not required and no other action on the part of such Depositor is required (other than such actions as have been taken) to protect the Trustee's right, title and interest in and to the related Mortgage and Note.

     All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer. For purposes of determining whether a signature is made on an instrument or document, stapling of an attachment shall be a sufficient affixation to cause the attachment to constitute part of the instrument or document.

     Section 2.05 [Reserved].

     Section   2.06   Acceptance   by  Trustee  of  the  Trust   Fund;   Certain
Substitutions; Certification by Trustee.

     (a) The Trustee hereby acknowledges receipt of, for each Mortgage Loan, the items listed in Section 2.04 (a), (b), (c), (g) and (h) and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets delivered to it in trust, upon and subject to the conditions set forth in this Agreement for the benefit of the Certificateholders, the Trustee as holder of the Lower-Tier Regular Interests, Middle-Tier Regular Interests and Class X Interest and the Certificate Insurer, as their interests may appear. The Trustee shall execute and deliver on the Closing Date an initial certification of receipt by it or by the Custodian on its behalf, for each Mortgage Loan of the items listed in Section 2.04(a), (b), (c), (g) and (h), in the form attached as Exhibit E hereto, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets delivered to it in trust, to the extent set forth herein, for the benefit of the Certificateholders, the Trustee as holder of the Lower-Tier Regular Interests, Middle-Tier Regular Interests and Class X Interest and the Certificate Insurer, as their interests may appear. The Trustee agrees to review (or cause to be reviewed) each Mortgage File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loan, within 45 days after the receipt thereof by the Custodian) and to deliver to the Representative, the Depositors, the Servicer and the Certificate Insurer an interim certification in the form attached hereto as Exhibit F-1 on or before such date to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession (other than those described in Section 2.04(a)(ii) and 2.04(f)), (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if properly initialed by the Mortgagor) and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule (other than items (i), (iv) and (x) of the definition of Mortgage Loan Schedule) accurately reflects the information set forth in the Mortgage File. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, the Trustee shall deliver (or cause to be delivered) to the Servicer, the Depositors and the Certificate Insurer a final certification in the form attached hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files.

     (b) If the Certificate Insurer or the Trustee during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 or substantively to the description thereof as set forth in the Mortgage Loan Schedule, the Trustee, or the Certificate Insurer, as applicable, shall promptly so notify the Servicer, the Trustee, the Representative, the Depositors and the Certificate Insurer. In performing any such review, such Person may conclusively rely on the related Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of such Person's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 (other than those described in Section 2.04(f)) have been executed and received and relate to the Mortgage Files identified in the Mortgage Loan Schedule. The Servicer agrees to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a Mortgage File of which it is so notified by the Certificate Insurer or the Trustee. If, however, within 60 days after receipt by it of the final certification referred to in paragraph (a) of this Section 2.06, the Servicer has not caused to be remedied any defect described in such final certification and such defect materially and adversely affects the interest of the

Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, the Servicer will on the third Business Day preceding the Payment Date immediately succeeding the end of such 60 day period (i) if within 2 years of the Closing Date, substitute, or cause the Depositors or the applicable Originator to substitute, in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase, or cause the Depositors or the applicable Originators to purchase, such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance, computed at the Mortgage Interest Rate, net of the Servicing Fee (computed in the manner described in paragraph (i) or (ii), as applicable, of the definition thereof) if the Representative is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan out of funds on deposit in the Principal and Interest Account pursuant to Section 5.01(f), which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date (after deducting therefrom any amounts received in respect of such purchased Mortgage Loan or Loans and being held in the Principal and Interest Account for future distribution); provided that if such defect caused such Mortgage Loan not to be a "qualified mortgage" within the meaning of Code Section 860G(a)(3), such repurchase or, if applicable, substitution shall occur within 90 days of the earlier of the delivery of the Trustee's interim certification or Servicer's discovery of such defect.

     (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or acceptance and the deposit of the amounts described above in the Principal and Interest Account (which certification shall be in the form of Exhibit O hereto), the Trustee shall release to the Servicer for release to the Depositors or the Originators, as appropriate, the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such Mortgage Loan to the Representative or the respective Depositor.

     (d) If recordation of any Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest is required hereunder after the occurrence of a Recordation Trigger, the original of each such recorded Assignment of Mortgage and Reassignment of Assignment of Beneficial Interest shall be delivered to the Trustee or the Custodian within 10 days following the date on which it is returned to the related Depositor or the Servicer by the office with which such Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest was filed for recordation and, within 10 days following receipt by the Trustee or Custodian, as applicable, of the recorded Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest, the Trustee shall review or shall cause the Custodian to review such Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest to confirm that such Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest has been recorded. Upon receipt by the Trustee or the Custodian, as applicable, of the recorded Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest, such recorded Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest shall become part of the Mortgage File. The Trustee shall notify the related Depositor, the Servicer and the Certificate Insurer of any defect in such Assignment of Mortgage or Reassignment of Assignment of

Beneficial Interest if it shall have actual knowledge of any such defect based on such review. The Servicer or the related Depositor shall have a period of 30 days following such notice to correct or cure such defect. In the event that the Servicer or the related Depositor fails to record an Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest as herein provided (which Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest was required to be recorded) and the Trustee shall have actual knowledge of such failure, the Trustee shall prepare and file or shall cause the Custodian to prepare and file such Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest for recordation in the appropriate real property or other records, and the Servicer and the related Depositor hereby appoints the Trustee and the Custodian as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and recordation. Any expense incurred by the Trustee or the Custodian not otherwise paid for by the related Depositor or the Servicer as required hereunder in connection with the preparation and recordation of such Assignment of Mortgage and Reassignment of Assignment of Beneficial Interest shall be reimbursed to the Trustee or Custodian, as applicable, pursuant to Section 12.05.

     Section 2.07 REMIC Administration.

     (a) Tax Administration

         (1) An election will be made by the Trustee on behalf of the Trust Fund to treat the assets of the Trust Fund, excluding the Spread Account (which for the purpose of this Section 2.07 is understood to include amounts on deposit therein invested in Permitted Instruments and the proceeds of such investments), as three separate REMICs under the Code (each, a "Trust REMIC"). Such election will be made on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The assets of the Lower-Tier REMIC will consist of all of the assets constituting the Trust Fund other than the assets of the Middle-Tier REMIC and Upper-Tier REMIC and the Spread Account described in this paragraph. The Lower-Tier REMIC will issue classes of interests which will be the Lower-Tier Regular Interests (which will be uncertificated and will represent the "regular interests" in the Lower-Tier REMIC) and the Class LR Certificates, which will be the sole class of "residual interests" in the Lower-Tier REMIC. The Trustee will hold the Lower-Tier Regular Interests in trust for the benefit of the Middle-Tier REMIC. The assets of the Middle-Tier REMIC will consist of the Lower-Tier Regular Interests and the Middle-Tier Distribution Account. The Middle-Tier REMIC will issue classes of interests which will be the Middle-Tier Regular Interests (which will be uncertificated and will represent the "regular interests" in the Middle-Tier REMIC) and the Class MR Certificates, which will be the sole class of "residual interests" in the Middle-Tier REMIC. The assets of the Upper-Tier REMIC will consist of the Middle-Tier Regular Interests and the Upper-Tier Distribution Account. The Upper-Tier REMIC will issue the Class A Certificates and the Class X Interest (which will represent the "regular interest" in the Upper-Tier REMIC represented by the Class X Certificates) and the Class R Certificates, which will be the sole class of "residual interests" in the Upper-Tier REMIC. The Owner of the Class LR, Class MR or Class R Certificates, respectively, representing at any time the largest Percentage

Interest in such Class shall be the Tax Matters Person with respect to the Lower-Tier REMIC, the Middle-Tier REMIC and the Upper-Tier REMIC, as applicable. Each holder of a Class LR, Class MR and Class R Certificate, as a condition of ownership thereof, irrevocably appoints the Trustee to act as its agent and attorney-in-fact to perform all duties of the Tax Matters Person. The "latest possible maturity date" within the meaning of Treasury Regulation Section
1.860G-1(a)(4) of the Lower-Tier Regular Interests, Middle-Tier Regular Interests, Class A Certificates shall be the Final Scheduled Payment Date, and of the Class X Interest shall be January 15, 2028.

         (2) The Closing Date is hereby designated as the "Startup Day" of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

         (3) Except as provided in Section 12.05, the Trustee shall pay (and shall be entitled to reimbursement thereof by the Servicer or otherwise in accordance with the terms of this Agreement) the ordinary and usual expenses in connection with the preparation, filing and mailing of tax information reports and returns that are incurred by it in the ordinary course of its administration of its tax-related duties under this Agreement, but extraordinary or unusual expenses, costs or liabilities incurred in connection with its tax-related duties under this Agreement, including without limitation any expenses, costs or liabilities associated with audits, required independent opinions regarding tax methodology and related matters or any administrative or judicial proceedings with respect to each Trust REMIC that involve the Internal Revenue Service or state tax authorities, shall be expenses of the Trust Fund.

         (4) The Trustee shall prepare and file all of the Trust REMICs' federal and state income or franchise tax and information returns. Except as provided in
Section 12.05, the expenses of preparing and filing such returns shall be borne by the Trustee. The Servicer and the Depositors shall provide on a timely basis to the Trustee or its designee such information with respect to each Trust REMIC as is in their possession, which the Servicer or the Depositors has or have received or prepared by virtue of its activities as Servicer or Depositors hereunder and reasonably requested by the Trustee to enable it to perform its obligations under this subsection, and the Trustee shall be entitled to rely on such information in the performance of its obligations hereunder.

         (5) The Trustee shall perform on behalf of the Trust Fund and each Trust REMIC all tax reporting duties and other tax compliance duties that are the responsibility of a Trust REMIC under the Code, REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, the Trustee shall provide (i) to the Internal Revenue Service or other Persons (including, but not limited to, the transferor of any Residual Certificate to a Disqualified Organization or to an agent that has acquired any Residual Certificate on behalf of a Disqualified Organization) such information as is necessary for the application of any tax relating to the transfer of any Residual Certificate to any Disqualified
Organization pursuant to Section 860E(e) of the Code and the Treasury Regulations thereunder and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions. Each of the Depositors and the Servicer shall provide on a timely basis (and in no event later than 30 days after the Trustee's request) to the Trustee or its designee such information with respect to each Trust REMIC as is in its possession and reasonably requested in writing by the Trustee to enable it to perform its obligations under this subsection.

         (6) [Reserved]

         (7) The Trustee and the Servicer shall perform their obligations under this Agreement and the REMIC Provisions in a manner consistent with the status of each Trust REMIC as a REMIC or, as appropriate, shall adopt a plan of complete liquidation.

         (8) The Trustee and the Servicer shall not take any action or cause any Trust REMIC to take any action, within their respective control and the scope of their specific respective duties under this Agreement that, under the REMIC Provisions, could (i) endanger the status of any Trust REMIC as a REMIC or (ii) result in the imposition of a tax upon any Trust REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions as defined in Code Section 860G(d)) unless the Trustee has received a Nondisqualification Opinion (at the expense of the party seeking to take such action) with respect to such action.

         (9) To the extent not paid pursuant to paragraph (d) of this Section 2.07, each Holder of any Residual Certificate shall pay when due its pro rata share of any and all federal, state and local taxes imposed on the applicable Trust REMIC or its assets or transactions, including, without limitation, "prohibited transaction" taxes, as defined in Section 860F of the Code, any tax on contributions imposed by Section 860G(d) of the Code, and any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code. To the extent that such Trust REMIC taxes are not paid by the applicable Residual Certificateholders, the Trustee shall pay any remaining Trust REMIC taxes out of current or future amounts otherwise distributable to the Holders of any Residual Certificates.

         (10) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis. Notwithstanding anything to the contrary contained herein, all amounts collected on the Mortgage Loans shall, for federal income tax purposes, be allocated first to interest due and payable on the Mortgage Loans (including interest on overdue interest) (other than additional interest at a penalty rate payable following a default). The books and records must be sufficient concerning the nature and amount of each Trust REMIC's investments to show that each Trust REMIC has complied with the REMIC Provisions.

         (11) Neither the Trustee nor the Servicer shall enter into any arrangement by which a Trust REMIC will receive a fee or other compensation for services.

         (12) In order to enable the Trustee to perform its duties as set forth herein, the Depositors shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee reasonably determines to be relevant for tax purposes on the valuations and offering prices of the Certificates, including, without limitation, the yield, issue prices, pricing prepayment assumption and projected cash flows of the Class A Certificates, the Class X Interest and the Residual Certificates, as applicable, and the projected cash flows on the Mortgage Loans. Thereafter, the Depositors shall provide to the Trustee, promptly upon request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Trustee is hereby directed to use any and all such information or data provided by the Depositors in the preparation of all federal and state income or franchise tax and information returns and reports for each Trust REMIC to Certificateholders as required herein. The Depositors hereby indemnify the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee pursuant to this Section that result from any failure of the Depositors to provide, or to cause to be provided, accurate information or data to the Trustee (but not resulting from the methodology employed by the Trustee) on a timely basis and such indemnifications shall survive the termination of this Agreement.

         (13) The Servicer shall prepare and file with the Internal Revenue Service, on behalf of each Trust REMIC, an application for a taxpayer identification number for each Trust REMIC on IRS Form SS-4. The Trustee, upon receipt from the Internal Revenue Service of the Notice of Taxpayer Identification Number Assigned, shall promptly forward a copy of such notice to the Depositors. The Trustee shall prepare and file Form 8811 on behalf of each Trust REMIC and shall designate from time to time an appropriate Person (the "REMIC Reporting Agent") to respond to inquiries by or on behalf of Certificateholders for original issue discount and related information in accordance with applicable provisions of the Code.

     The Trustee agrees that all such information or data so obtained by it are to be regarded as confidential information and agrees that it shall use its best reasonable efforts to retain in confidence, and shall ensure that its officers, employees and representatives retain in confidence, and shall not disclose, without the prior written consent of the Depositors, any or all of such information or data, or make any use whatsoever (other than for the purposes contemplated by this Agreement) of any such information or data without the prior written consent of the Depositors, unless such information is generally available to the public (other than as a result of a breach of this Section) or is required by law or applicable regulations to be disclosed.

     (b) Modifications of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, neither the Trustee nor the Servicer shall permit any modification of, or take any action with respect to, the Mortgage Loans (including the Mortgage Interest Rate or, in the case of a Mortgage Loan in the Adjustable Rate Group, the method of determining the Mortgage Interest Rate, the Principal Balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loans) that would result in an exchange within the meaning of Treasury Regulations Section 1.860G-2(b) of the Code unless the Trustee or the Servicer has received a Nondisqualification Opinion or a ruling from the Internal Revenue Service (at the expense of the party making the request of the Servicer or the Trustee to modify the Mortgage Loans) to the same effect as a Nondisqualification Opinion with respect to such modification.

     (c) Prohibited Transactions and Activities. The Trustee shall not permit the sale, disposition (except in a disposition pursuant to (i) the bankruptcy or insolvency of any Trust REMIC or (ii) the termination of any Trust REMIC in a "qualified liquidation" as defined in Section 860F(a)(4) of the Code) or substitution of the Mortgage Loans (except a substitution pursuant to Sections 2.06(b) or 3.03) or the substitution of a property for a Mortgaged Property, nor acquire any assets for a Trust REMIC (other than REO Property or a Qualified Substitute Mortgage Loan pursuant to Sections 2.06(b) or 3.03), nor accept any contributions to any Trust REMIC (other than a cash contribution during the 3-month period beginning on the Startup Day), unless it has received an Opinion of Counsel (at the expense of the Person requesting the Trustee to take such action) to the effect that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of a Trust REMIC as a REMIC or of the Class A Certificates and Class X Interest as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to a Trust REMIC (except pursuant to the provisions of this Agreement) or (d) cause a Trust REMIC to be subject to an unindemnified tax on "prohibited transactions" or "prohibited contributions" pursuant to the REMIC Provisions.

     (d) In the event that any tax is imposed on "prohibited transactions" of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any Trust REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Startup Day pursuant to Section 860G(c) of the Code, or any other tax is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, which breach constitutes negligence or willful misconduct of the Trustee or (ii) the Servicer or the Depositors, if such tax arises out of or results from a breach by the Servicer or the Depositors of any of their respective obligations under this Agreement. In no event shall the Trust Fund or a Trust REMIC be liable for any such taxes.

     (e) Any inconsistencies or ambiguities in this Agreement or in the administration of a Trust REMIC shall be resolved in a manner that preserves the validity of the elections to be treated as three separate REMICs.

     Section 2.08 Execution of Certificates.

     The Trustee acknowledges (i) the assignment to it of Mortgage Loans in trust for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear, and subject to the terms and conditions of this Agreement and (ii) the delivery of the Mortgage Files as set forth above and, concurrently with such delivery, in exchange for the Mortgage Loans, the Mortgage Files and the other assets conveyed by the Depositors pursuant to
Section 2.01 and Section 2.04, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Depositors, the Certificates, each in Authorized Denominations.

     Section 2.09 Application of Principal and Interest.

     In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of such Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided or if the related Mortgaged Property has become an REO Property, first to interest accrued at the Mortgage Interest Rate and then to principal; provided, however, the Net Liquidation Proceeds with respect to a Bankruptcy Loan shall be applied first, to unpaid accrued interest with respect to the period after the date of the related Plan, second, to principal and third, to Pre-Plan Interest.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

     Section 3.01 Representations of the Servicer and the Depositors.

     (1) The Servicer hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

         (a) The Servicer is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer hereunder; the Servicer has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to perform in accordance herewith; the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party (including all instruments of transfer to be delivered pursuant to this Agreement and the Basic Documents to which it is a party) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; each of this Agreement and the Basic Documents to which it is a party is the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement and the Basic Documents to which it is a party valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

         (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary in connection with the performance by the Servicer of its obligations hereunder or under the Basic Documents to which it is a party or the purchase and sale of the Certificates and the execution and delivery by the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the Basic Documents and the other documents on the part of the Servicer and the performance by the Servicer of its obligations as the Servicer under this Agreement and such of the other Basic Documents to which it is a party;

         (c) The consummation of the transactions contemplated by this Agreement and the Basic Documents will not result in the breach of any terms or provisions of the bylaws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

         (d) None of this Agreement, any of the Basic Documents to which it is a party or the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

         (e) There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of the Servicer, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or any Basic Document to which it is a party or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement or any Basic Document to which it is a party;

         (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the Basic Documents or under any Subservicing Agreement;

         (g) The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in and will be all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business;

         (h) The Servicer is (i) an approved seller/servicer of first and second mortgage loans for FNMA and FHLMC in good standing, and (ii) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act.

     (2) Each Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

         (a) Such Depositor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by such Depositor and perform its obligations as a Depositor hereunder; such Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party (including all instruments of transfer to be delivered pursuant to this Agreement and the Basic Documents to which it is a party) by such Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; each of this Agreement and the Basic Documents to which it is a party is the valid, binding and enforceable obligation of such Depositor; and all requisite action has been taken by such Depositor to make this Agreement and the Basic Documents to which it is a party valid, binding and enforceable upon such Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

         (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which such Depositor makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by such Depositor of the Basic Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Basic Documents on the part of such Depositor and the performance by such

Depositor of its obligations as a Depositor under this Agreement, the Transfer Agreement and such of the other Basic Documents to which it is a party;

         (c) The consummation of the transactions contemplated by this Agreement and the Basic Documents will not result in the breach of any terms or provisions of the bylaws of such Depositor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which such Depositor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject;

         (d) None of this Agreement, any of the Basic Documents to which such Depositor is a party or the Prospectus nor any statement, report or other document prepared by the Depositor and furnished or to be furnished pursuant to this Agreement or the Basic Documents or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

         (e) There is no action, suit, proceeding or investigation pending or, to the best of such Depositor's knowledge, threatened against such Depositor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Depositor or in any material impairment of the right or ability of such Depositor to carry on its business substantially as now conducted, or in any material liability on the part of such Depositor or which would draw into question the validity of this Agreement or the Basic Documents or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Depositor contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement or the Basic Documents to which it is a party;

         (f) Such Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of such Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder, under the Basic Documents to which it is a party or under any Subservicing Agreement;

         (g) Upon the receipt of each Mortgage File under this Agreement, the Trustee will have good and indefeasible title on behalf of the Certificateholders to each Mortgage Loan (other than the Representative's Yield and amounts received after the Cut-off Date in respect of interest accrued on or prior to the Cut-off Date) and such other items conveyed by the Depositors to the Trustee hereunder free and clear of any lien (other than liens which will be simultaneously released);

         (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by such Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

         (i) Such Depositor did not transfer any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its respective creditors;

         (j) Such Depositor is solvent and such Depositor will not be rendered insolvent as a result of the transfer of the Mortgage Loans to the Trust Fund or the sale of any of the Certificates;

         (k) Such Depositor will not amend Articles THIRD, NINTH, TENTH and ELEVENTH of its Certificate of Incorporation without the prior written consent of the Certificate Insurer and the Rating Agencies; and

         (l) Such Depositor will not engage in any activity which would result in a downgrading of the Certificates by any Rating Agency or in a downgrading of the "shadow rating" (that is, the rating without taking into account the Certificate Insurance Policy) below investment grade by any Rating Agency.

     Section  3.02  Assignment  of  Transfer   Agreement;   Representations  and
Warranties as to the Individual Mortgage Loans and the Mortgage Pool.

     Pursuant to Section 2.01, each Depositor assigns to the Trustee (for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear) all of its right, title and interest in, to and under the Transfer Agreement including, without limitation, the representations and warranties of the Originators made to the Depositors pursuant to Section 3.01 of the Transfer Agreement. The Depositors hereby represent and warrant to the Trustee that the Depositors have taken no action which would cause such representations and warranties of the Originators to be false in any material respect as of the Closing Date, and acknowledge that the Trustee relies on the representations and warranties of the Depositors under this Agreement and of the Originators under the Transfer Agreement in accepting the Mortgage Loans and executing and delivering the Certificates. The foregoing representation and warranty speaks as of the Closing Date, but shall survive the transfer and assignment of the Mortgage Loans to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear.

     Each Depositor hereby represents and warrants as follows to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Mortgage Loan as of the Closing Date (except as otherwise indicated); provided, that all references to percentages of the Mortgage Loans in this Section 3.02 refer in each case to the percentage of the aggregate Principal Balance of the Mortgage Loans (or of the Mortgage Loans in the Fixed Rate Group or Adjustable Rate Group, as applicable) as of the Cut-off Date (rounded to two decimal points):

     (a) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct;

     (b) All of the  original or  certified  documentation  set forth in Section
2.04 (including all material documents related thereto) has been or will be delivered to the Trustee (or the Custodian on behalf of the Trustee) on the Closing Date or as otherwise provided in Section 2.04;

     (c) (i) Each Mortgage Loan is principally secured by Mortgaged Property. Each Mortgaged Property is improved by a one- to four-family Residential Dwelling, which, to the best of such Depositor's knowledge, does not include (A) cooperatives or (B) mobile homes other than permanently affixed mobile homes which constitute real property under state law, or (C) manufactured housing units, as defined in the FNMA Selling Guide, which constitute none of the Mortgage Loans in the Adjustable Rate Group and not more than approximately 0.90% of the Mortgage Loans in the Fixed Rate Group, and which constitute other than real property under state law; and

     (ii) With respect to each Mortgage Loan involving property improved by a manufactured or mobile home, the Originator has taken all action necessary to create a valid and perfected first or second priority (as reflected in the Mortgage Loan Schedule) lien and security interest in such manufactured or mobile home and the related Mortgaged Property, including, without limitation, the filing of UCC financing statements or notations on certificates of title if necessary, under applicable state law;

     (d) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

     (e) The Mortgage Note related to each Mortgage Loan in the Fixed Rate Group bears a fixed Mortgage Interest Rate; the Mortgage Note related to each Mortgage Loan in the Adjustable Rate Group bears a Mortgage Interest Rate that adjusts semi-annually, based on the London interbank offered rate for six-month United States dollar deposits;

     (f) Mortgage Loans constituting approximately 41.77% of the Mortgage Loans in the Fixed Rate Group, and approximately 92.03% of the Mortgage Loans in the Adjustable Rate Group, are balloon loans which will provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. Approximately 0.01%, 12.59%, 19.95%, 8.84% and 0.02% of the Mortgage Loans in the Fixed Rate Group (and approximately 54.32%, 33.95%, 3.60% and 0.15% of the Mortgage Loans in the Adjustable Rate Group) are balloon loans based on a 30-year amortization schedule and a single payment of the remaining loan balances 5, 7, 10, 15 and 20 years (or 7, 10, 15 and 20 years, with respect to the Mortgage Loans in the Adjustable Rate Group) after origination, respectively. All of such balloon loans provide for Monthly Payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon payment no earlier than 60 months following origination and no later than 240 months following origination. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date;

     (g) Each Mortgage relating to a Mortgage Loan in the Fixed Rate Group is a valid and subsisting first or more junior lien on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property, and each Mortgage relating to a Mortgage Loan in the Adjustable Rate Group is a valid and subsisting First Lien on the Mortgaged Property, and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title enumerated in Section 2.04(d), with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. If the Mortgaged Property is held in an Illinois Land Trust (a "Land Trust Mortgage"), (i) a natural person is the beneficiary of such Illinois Land Trust, and either is a party to the Mortgage Note or is a guarantor thereof, in either case, in an individual capacity, and not in the capacity of trustee or otherwise, and, if a party to the Mortgage Note, is jointly and severally liable under the Mortgage Note; (ii) the Mortgagor is the trustee of such Illinois Land Trust, is a party to the Mortgage Note and is the mortgagor under the Mortgage in its capacity as such trustee and not otherwise; (iii) a land trust trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (iv) all fees and expenses of the land trust trustee which have previously become due or owing have been paid and no such fees or expenses are or will become payable by the Certificateholders or the Trust Fund; (v) the beneficiary is solely obligated to pay any fees and expenses of the land trust trustee and the priority of the lien of the Land Trust Mortgage is not and will not be subject or subordinate to any amounts owing to the land trust trustee; (vi) the Mortgaged Property is occupied by the beneficiary under the land trust agreement (if indicated to be owner occupied on the Mortgage Loan Schedule) and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (vii) the beneficiary is obligated to make payments under the related Mortgage Note and (subject to applicable law) will have personal liability for deficiency judgments; (viii) the Land Trust Mortgages and assignments of beneficial interest relating to land trusts in the Mortgage Pool were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee or beneficiary and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement; (ix) a UCC financing statement has been filed, continued, and will be continued, without intervening liens, as the first lien upon the beneficial interest in the Land Trust Mortgage; (x) each assignment of beneficial interest with respect to Land Trust Mortgages in the Mortgage Pool was at the time of respective assignment the only assignment of such beneficial interest in the land trust, such assignment was accepted by the respective land trust trustee, to the best of the Depositors' knowledge, subsequent assignments of the beneficial interest in whole or in part have not been made, and such subsequent assignments of the beneficial interest or any part thereof are not permitted pursuant to a written agreement between the respective beneficiary and the Mortgagee, until the expiration of the Mortgage Note in each respective land trust; (xi) the

Land Trust Mortgages are the first or second liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the related Depositor; and the beneficiary or land trust trustee is forbidden, pursuant to a written agreement between the beneficiary or the land trust trustee (as applicable) and the Mortgagee, from using the land trust property or beneficial interest, or any part of either, as security for any other debt of the same priority as or senior to such Land Trust Mortgage until the expiration date of its respective Mortgage Note; and (xii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, approximately 0.0096% of the Mortgage Loans in the Fixed Rate Group and approximately 0.0912% of the Mortgage Loans in the Adjustable Rate Group were related to Land Trust Mortgages;

     (h) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the applicable Depositor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by such Depositor subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Trustee for the benefit of the Certificateholders will hold good and indefeasible title, to, and be the sole owner of, each Mortgage Loan (other than the Representative's Yield and amounts received on or after the Cut-off Date) in respect of interest accrued prior to the Cut-off Date subject to no liens, charges, mortgages, encumbrances or rights of others;

     (i) Approximately 0.53% of the Mortgage Loans in the Fixed Rate Group and approximately 0.11% of the Mortgage Loans in the Adjustable Rate Group (excluding Bankruptcy Loans) are 30 or more days contractually delinquent; none of the Mortgage Loans in the Mortgage Pool are 60 to 89 days contractually delinquent or more than 89 days contractually delinquent; and none of the Mortgage Loans in the Mortgage Pool (excluding Bankruptcy Loans) have been 30 or more days contractually delinquent more than once in the 12 months preceding the Cut-off Date. For purposes of this representation and warranty "30 to or more days contractually delinquent" means that a Monthly Payment due on a Due Date was unpaid as of the end of the month of the next succeeding Due Date or following Due Dates. Approximately 0.06% of the Mortgage Loans in the Fixed Rate Group, and none of the Mortgage Loans in the Adjustable Rate Group are Bankruptcy Loans. None of the Mortgage Loans in the Fixed Rate Group and none of the Mortgage Loans in the Adjustable Rate Group are Bankruptcy Loans which are 30 days or more contractually delinquent. Except for the Mortgage Loans listed on Exhibit G, to the best of such Depositor's knowledge, none of the Mortgage Loans is subject to a Plan.

     (j) To the best of such Depositor's knowledge, (i) there is no delinquent tax or assessment lien on any Mortgaged Property and (ii) each Mortgaged Property is free of material damage and is in average repair;

     (k) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

     (l) To the best of such Depositor's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(n) below;

     (m) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

     (n) With respect to each Mortgage Loan, other than any Mortgage Loan secured by a second priority lien and having a Principal Balance not in excess of $50,000 and listed on Exhibit V hereto, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form customary and acceptable in a particular jurisdiction, by a title insurance company acceptable to FNMA and FHLMC and authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(g) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect or, with respect to Mortgage Properties located in jurisdictions in which it is customary and acceptable to obtain an assurance of title in lieu of a title insurance policy, such assurance of title has been obtained;

     (o) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08;

     (p) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08, if and to the extent required by Section
5.07 or 5.08;

     (q) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

     (r) The applicable Depositor has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

     (s) No more than approximately 0.05% of the Mortgage Loans in the Fixed Rate Group, and no more than approximately 0.29% of the Mortgage Loans in the Adjustable Rate Group, are secured by Mortgaged Properties located within any single zip code area within the State of California. No more than approximately 0.37% of the Mortgage Loans in the Fixed Rate Group, and no more than approximately 2.66% of the Mortgage Loans in the Adjustable Rate Group, are secured by Mortgaged Properties located within any single zip code area outside the State of California;

     (t) At least approximately 94.15% of the Mortgage Loans in the Fixed Rate Group, and all of the Mortgage Loans in the Adjustable Rate Group, are secured by Owner Occupied Mortgaged Property;

     (u) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Trustee and which has been or will be delivered to the Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage (other than the Assignment to the Trustee) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Depositor (or, subject to Section 2.04 hereof, are in the process of being recorded);

     (v) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

     (w) To the best of such Depositor's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest. With respect to

Mortgaged Properties that are the subject of a ground lease, to the best of such Depositor's knowledge, all lease rents, other payments or assessments that have become due have been paid and the Mortgagor is not in material default under any other provisions of the lease and the lease is valid, in good standing and in full force and effect;

     (x) To the best of such Depositor's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

     (y) To the best of such Depositor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

     (z) To the best of such Depositor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of such Depositor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

     (aa) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

     (bb)  The  related  Mortgage  Note is not and has not been  secured  by any
collateral,   pledged   account  or  other  security  except  the  lien  of  the
corresponding Mortgage;

     (cc) No Mortgage Loan was originated under a buydown plan;

     (dd) There is no obligation on the part of the applicable Depositor or any other party to make payments in addition to those made by the Mortgagor;

     (ee) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under such deed of trust, except in connection with a trustee's sale after default by the Mortgagor. If the Mortgaged Property is held in an Illinois Land Trust, the trustee thereof is duly qualified under applicable law to serve as such, and has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to such trustee;

     (ff) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

     (gg) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted not more frequently than once every six months;

     (hh) With respect to each Mortgage Loan secured by a second priority lien, either (i) no consent for the Mortgage Loan is required by the holder of the related First Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

     (ii) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment; and with respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the Combined Loan-to-Value Ratio for the Mortgage Loan is based on the maximum amount of negative amortization possible under such First Lien;

     (jj) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or
(D) not doing business in such state so as to require qualification or licensing;

     (kk) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

     (ll) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule (or single method of determining the Mortgage Interest Rate if such Mortgage Loan is in the Adjustable Rate Group). The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

     (mm) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

     (nn) Except for bankruptcy-related defaults under the Bankruptcy Loans, to the best of such Depositor's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the applicable Depositor has waived any default, breach, violation or event of acceleration;

     (oo) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

     (pp) All amounts received on and after the Cut-off Date with respect to the Mortgage Loans that are required to be deposited into the Principal and Interest Account pursuant to Section 5.03 have been so deposited;

     (qq) Each Mortgage Loan in the Fixed Rate Group, and each Mortgage Loan in the Adjustable Rate Group, was originated and underwritten by the Representative or by a wholly-owned subsidiary of the Representative;

     (rr) As of the Cut-off Date, each Mortgage Loan conforms, and all Mortgage Loans in the aggregate conform, in all material respects, to the description thereof set forth in the Prospectus dated April 16, 1998, including all statistical data provided therein in tabular format or otherwise;

     (ss) The Mortgage Loans were not selected by the Originators or the Depositors for transfer to the Trustee (for the benefit of the Certificateholders) hereunder on any basis intended to adversely affect the assets of the Trust;

     (tt) A full interior inspection appraisal was performed in connection with each Mortgaged Property;

     (uu) The Mortgage Interest Rate for each Mortgage Loan in the Fixed Rate Group is not less than 7.00% per annum, and the Mortgage Interest Rate for each Mortgage Loan in the Fixed Rate Group is not more than 17.00% per annum; none of the Mortgage Loans in the Adjustable Rate Group have current Mortgage Interest Rates less than 6.75%;

     (vv) The gross margin for each Mortgage Loan in the Adjustable Rate Group is not less than 4.00% per annum and not more than 7.55% per annum. All of Mortgage Loans in the Adjustable Rate Group have periodic adjustment caps of 1.00%;

     (ww) Each hazard  insurance  policy required to be maintained under Section
5.07 of this Agreement with respect to such Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

     (xx) If the Mortgaged Property consists of a leasehold estate, the Mortgage covers property improvements and the Mortgagor's leasehold interest in the land upon which such improvements are situated; at origination of the Mortgage Loan the term of the leasehold estate was scheduled to last for at least ten years beyond the maturity date of the Mortgage or provided for perpetual renewal covenants; the leasehold estate is assignable by the Mortgagee; and the lease is valid and in full force and effect;

     (yy) To the best of such Depositors' knowledge, no Mortgaged Property was, at origination, located within a 1 mile radius of any site with material environmental or hazardous waste risks;

     (zz) With respect to each Bankruptcy Loan as of the Cut-off Date, (a) except for the Bankruptcy Loans specified on Exhibit G, the Mortgagor is not contractually delinquent more than 30 days with respect to any payment due under the related Plan, (b) the Current CLTV is less than or equal to 85%, and (c) either (i) if the Current CLTV is between 60% and 85%, as of the Cut-off Date, the Mortgagor has made at least six consecutive payments under the related Plan or (ii) if the Current CLTV is less than 60%, as of the Cut-off Date, the Mortgagor has made at least three consecutive payments under the related Plan;

     (aaa) With respect to each Mortgage Loan which was originated in the State of Alabama (each, an "Alabama Loan"), (i) each such Alabama Loan was (A) originated and underwritten by EquiCredit Corporation/Ala.& Miss. ("EQCC/Ala.& Miss.") or (B) purchased and re-underwritten by EQCC/Ala.& Miss. from another lender (each originating entity, an "Alabama Originator"), (ii) with respect each such Alabama Loan secured by second mortgages, (A) the total "prepaid finance charge" (as defined in Regulation Z promulgated under the Federal Truth-in-Lending Act) paid by the related Mortgagor to the related Alabama Originator plus (B) any yield spread premium ("rate participation") paid by the Alabama Originator did not exceed 5% of the original Principal Balance of such Alabama Loan, (iii) the original Principal Balance of such Alabama Loan exceeded $2,000, (iv) the aggregate of all points and broker's fees did not exceed 10% of the original principal balance of the Mortgage Loan, (v) no "referral fee" (as defined in Regulation X promulgated under the Real Estate Settlement and Procedures Act) was paid to any third party by the related Alabama Originator with respect to such Alabama Loan, (vi) such Alabama Loan and the manner in which it was originated fully complied with Alabama law, and (vii) such Alabama Loan was not originated in such a manner, and neither the related Mortgage Note nor Mortgage contain any provisions, that would cause such Alabama Loan to be deemed unconscionable under Alabama law; the aggregate of all such Alabama Mortgage Loans does not exceed approximately 0.11% of the Mortgage Loans in the Fixed Rate Group. None of the Mortgage Loans in the Adjustable Rate Group are Alabama Mortgage Loans;

     (bbb) None of the Mortgage Loans in the Fixed Rate Group and none of the Mortgage Loans in the Adjustable Rate Group were originated in connection with the sale of properties acquired by the Originators through foreclosure;

     (ccc) With respect to each Mortgage Loan in the Adjustable Rate Group, the CLTV does not exceed 100% and with respect to each Mortgage Loan in the Fixed Rate Group, the CLTV does not exceed 100%;

     (ddd) Except for the Mortgage Loans listed on Exhibit T, as of the Cut-off Date none of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994; all notices required to be delivered to the related Mortgagor pursuant to the Home Ownership and Equity Protection Act of 1994 have been delivered with respect to each Mortgage Loan listed on Exhibit T and all other requirements of that Act have been complied with for each such Mortgage Loan;

     (eee) Each Mortgage Loan in the Adjustable Rate Group was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

     (fff) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Transferors represent and warrant that each Mortgage Loan is directly secured by a Mortgage on residential real property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect such residential real property and such interest in residential real property was the sole security for such Mortgage Loan as of the Testing Date (as defined below), or
(2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the lien of the Mortgage Loan, and
(b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001 - 3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the "Testing Date" shall be the date upon which the latest such "significant modification" occurred; and

     (ggg) The representations and warranties with respect to the Mortgage Loans and Mortgage Pool set forth in Section 3.02(a) through (fff), inclusive, have been made to the Depositors by the Originators and the Representative pursuant to Section 3.02(a) through (fff), inclusive, of the Transfer Agreement with respect to the Mortgage Loans and the Mortgage Pool, and the Certificate Insurer is entitled to rely thereon.

     Section 3.03 Purchase and Substitution.

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive transfer of the Mortgage Loans and delivery of the Certificates hereunder. Upon discovery by any Depositor, the Servicer, any Subservicer, any Custodian, a Responsible Officer of the Trustee or the Certificate Insurer of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Trustee, the Certificateholders or the Certificate Insurer, or which materially and adversely affects the interests of the Trustee, the Certificate Insurer, or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Depositors' best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Servicer shall (a) promptly cure, or cause the applicable Depositor or the applicable Originator to cure, such breach in all material respects, or (b) purchase, or cause the applicable Depositor or applicable Originator to purchase, such Mortgage Loan by depositing in the Principal and Interest Account, on the next succeeding Determination Date, in the manner and at the price specified in Section 2.06(b), or by causing the applicable Depositor or the applicable Originator to substitute, one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Closing Date. Any such substitution shall be accompanied by payment of the Substitution Adjustment, if any, to be deposited in the Principal and Interest Account.

     As to any Deleted Mortgage Loan for which a Qualified Substitute Mortgage Loan or Loans is substituted, the Servicer shall effect such substitution by delivering to the Trustee or the Custodian on behalf of the Trustee, a certification in the form of Exhibit B attached to the Custodial Agreement, executed by a Servicing Officer and delivering to the Trustee (or the Custodian on behalf of the Trustee, with a copy of such certification to the Trustee) a copy of such certification, the documents constituting the Mortgage File for such Qualified Substitute Mortgage Loan or Loans and a trust receipt of the Custodian as to the Substitute Mortgage Loan or Loans.

     The Servicer shall deposit in the Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution; provided, however, that any amounts received after the date of substitution in respect of interest accrued on or prior to the date of substitution on such Qualified Substitute Mortgage Loan will constitute the property of the related Depositor or Originator, as the case may be. Monthly Payments received with respect to Qualified

Substitute Mortgage Loans on or before the date of substitution will be retained by the Servicer on behalf of the related Depositor or related Originator, as the case may be. The Trustee will own, for the benefit of the Certificateholders, all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Servicer on behalf of the Depositors or Originator, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee, the Representative and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositors shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the applicable Depositor or the applicable Originator, as the case may be, will remit to the Servicer, and the Servicer will deposit into the Principal and Interest Account, an amount equal to the Substitution Adjustment, if any.

     It is understood and agreed that the obligations of the Servicer set forth in Sections 2.06 and 3.03 to cure, purchase or substitute or cause to be cured, purchased or substituted for a defective Mortgage Loan as provided in Sections
2.06 and 3.03 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the foregoing representations and warranties.

     Any cause of action against either of the Depositors or the Servicer relating to or arising out of a defect in a Mortgage File as contemplated by
Section 2.06 or the breach of any representations and warranties made in Sections 3.01 or 3.02 shall arise as to any Mortgage Loan upon the occurrence of not less than all of the following events: (i) discovery of such defect or breach by any party and notice thereof to the Servicer or notice thereof by the Servicer to the Trustee and the Certificate Insurer, (ii) failure by the Servicer to cure or cause to be cured such defect or breach or purchase or substitute or cause to be purchased or substituted such Mortgage Loan as specified above, and (iii) demand upon the Servicer by the Trustee or the Certificate Insurer for all amounts payable in respect of such Mortgage Loan. The party delivering such notice shall also deliver a copy thereof to the Certificate Insurer.

     The  Trustee  shall  give  prompt  written  notice  to  Moody's,  S&P,  the
Certificate  Insurer  and  to  each   Certificateholder  of  any  repurchase  or
substitution made pursuant to this Section 3.03 or Section 2.06(b).

ARTICLE IV

THE CERTIFICATES

     Section 4.01 The Certificates.

     (a) The Class A-1F, the Class A-2F, the Class A-3F, the Class A-4F, the Class A-5F, the Class A-6F, the Class A-7F, the Class A-IO, the Class A-1A, the Class X, the Class R, the Class MR and the Class LR Certificates shall be substantially in the forms annexed hereto as Exhibits B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8, B-9, B-10, B-11, B-12 and B-13, respectively. The Class A Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1 in excess thereof. The Class X Certificates shall be issued in minimum denominations of 25% Percentage Interest and in integral multiples of 1% Percentage Interest in excess thereof. The Class R, Class MR and Class LR Certificates shall be issued in a minimum denomination of 100% Percentage Interest. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by at least one authorized officer and authenticated by the manual signature of an authorized officer. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

     (b) The Class A Certificates, upon original issuance, shall be issued in the form of a typewritten Certificate or Certificates representing Book-Entry Certificates, to be delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian. Such Class A Certificate or Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Depository, and no Certificate Owner of a Class A Certificate or Certificates shall receive a definitive Class A Certificate representing such Certificate Owner's interest in such Class A Certificate, except as provided in
Section 4.01(c). Unless and until definitive fully registered Class A Certificates (the "Definitive Certificates") shall have been issued to Certificate Owners pursuant to Section 4.01(c):

          (i) the provisions of this Section 4.01(b) shall be in full force and effect;

          (ii) the Certificate Registrar and the Trustee shall be entitled to deal with the Depository for all purposes of this Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Class A Certificates, and shall have no obligation to the Certificate Owners with respect thereto;

          (iii) to the extent that the provisions of this Section 4.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 4.01(b) shall control;

          (iv) the rights of the Certificate Owners with respect to the Class A Certificates shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Certificate Owners and the Depository and/or the Depository Participants. Unless and until

     Definitive Certificates are issued pursuant to Section 4.01(c), the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Class A Certificates to such Depository Participants;

          (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified aggregate Percentage Interest, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Depository Participants owning or representing, respectively, such required aggregate Percentage Interest of Class A Certificates (taking into account the proviso contained in the definition of "Certificateholder" contained herein) and has delivered such instructions to the Trustee; and

          (vi) whenever a notice or other communication to the Class A Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 4.01(c), the Trustee shall give all such notices and communications specified herein to be given to Class A Certificateholders to the Depository and shall have no further obligation to the Certificate Owners of the Class A Certificates.

provided, however, that the provisions of this Section 4.01(b) shall not be applicable in respect of Class A Certificates issued to the Depositors. The Depositors or the Trustee may set a record date for the purpose of determining the identity of Holders of Class A Certificates entitled to vote or to consent to any action by vote as provided in this Agreement;

     (c) The Class X, Class R, Class MR and Class LR Certificates shall be issued in the form of Definitive Certificates. With respect to the Class A Certificates, if (i) the Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Class A Certificates, and the Servicer is unable to locate a qualified successor; (ii) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository; or (iii) after the occurrence of a Servicer Default, a Majority in Aggregate Voting Interest advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners of the Class A Certificates, then the Depository shall notify all Certificate Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Depository, accompanied by registration instructions, the Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Depository. Neither the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive
Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders.

     Section 4.02 Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at its office or agency in Chicago, Illinois, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder, as well as the Series and the number in the Series.

     (b) Except as provided in Section 4.02(c), no transfer, sale, pledge or other disposition of a Class X, Class R, Class MR or Class LR Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class X, Class R, Class MR or Class LR Certificate is to be made under this Section 4.02(b), the Depositors may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositors that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositors or the Servicer and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit M-2 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit M-3 hereto, each acceptable to and in form and substance satisfactory to the Depositors and the Trustee certifying to the Depositors and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositors or the Servicer, provided that such representation letter will not be required in connection with any transfer of any such Certificate by the Depositors to an affiliate of the Depositors. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositors, the Certificate Insurer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

     (c) Transfers of Class X, Class R, Class MR and Class LR Certificates may be made in accordance with this Section 4.02(c) if the prospective transferee of a Certificate provides the Trustee and the Depositors with an investment letter substantially in the form of Exhibit M-4 attached hereto, which investment letter shall not be an expense of the Trustee, the Depositors or the Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 4.02(b) hereof; provided, however, that no Transfer of any of the Certificates may be made pursuant to this Section 4.02(c) by the Depositors. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositors and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

     (d) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

     (1) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

     (2) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any such Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement") attached hereto as Exhibit M-1 from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in such Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in such Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(d) and agrees to be bound by them.

     (3) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (2) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

     (4) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate (attached hereto as Exhibit J) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

     (5) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual
Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is not a Disqualified Non-United States Person and is not a Disqualified Organization or an agent of either. Transfers of the Residual Certificates to Disqualified Non-United States Persons and Disqualified Organizations or their agents are prohibited.

     (6) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall notify the Depositors upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Residual Certificate was not in fact permitted by this Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

     (e) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed as a result of the transfer of an ownership interest in a Residual Certificate to any Person who is a Disqualified Organization or an agent thereof, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5). The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in this paragraph for providing such information.

     (f) No transfer of a Class X, Class R, Class MR or Class LR Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, an "ERISA Plan"), unless the prospective transferee of such Certificate provides the Servicer and the Trustee with a certification of facts and, at the prospective transferee's expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such ERISA Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of their having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Servicer shall require the prospective transferee of any Class X, Class R, Class MR or Class LR Certificate to certify in the form of Exhibit M-2 or Exhibit M-4 that (A) it is neither (i) an ERISA Plan nor (ii) a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets, of a Plan or (B) in the case of the Class X Certificates, if the prospective transferee is an insurance company, all funds used by such transferee to purchase such Certificates will be funds held by it in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition.

     (g) Subject to the restrictions set forth in this Agreement, upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee located in New York, New York or Chicago Illinois, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. The Trustee shall notify the Servicer of any such transfer. At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be canceled by the Trustee.

     Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Servicer and the Trustee such security or indemnity, which may include a letter of indemnity delivered by an insurance company reasonably acceptable to the Trustee and the Servicer, as may be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer and the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Upper-Tier REMIC, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

     Section 4.04 Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Depositors and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.05 and for all other purposes whatsoever, and the Servicer, the Depositors and the Trustee shall not be affected by notice to the contrary.

     Section 4.05 Determination of LIBOR.

     (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the British Bankers' Association "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such LIBOR Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Dow Jones Telerate Service. If such rate does not appear on Telerate Page 3750, the rate for that date will be determined on the basis of the rates at which one-month United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for one-month loans in United States dollars to leading European banks.

     (b) The Class A-1A Pass-Through Rate applicable to the then current and the immediately preceding Accrual Period may be obtained by any Class A-1A Certificateholder by telephoning the Trustee at its Corporate Trust Office at 612-973-5800.

     (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Accrual Period.

ARTICLE V

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

     Section 5.01 Duties of the Servicer.

     (a) It is intended that each Trust REMIC formed hereunder shall constitute, and that the affairs of each Trust REMIC shall be conducted so as to qualify it as, REMICs as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the

Servicer covenants and agrees that it shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC.

     (b) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any entity which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x) has been designated an approved Seller-Servicer by FHLMC or FNMA for first and second mortgage loans, or (y) is an affiliate or wholly owned subsidiary of the Servicer. The Servicer shall give notice to the Depositors, the Trustee and the Certificate Insurer of the appointment of any Subservicer other than a Subservicer which is an affiliate or wholly-owned subsidiary of the Servicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Depositors, the Trustee, the Certificate Insurer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification or limit or modify indemnification provided by the Servicer herein.

     (d) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an Originator shall be deemed to be between the Subservicer and the Servicer alone, and the Depositors, the Trustee, the Certificate Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(e).

     (e) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Default), the Trustee or its designee shall, subject to Section

10.02 hereof, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Subservicing Agreement. If the Trustee does not terminate a Subservicing Agreement, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (f) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Depositors, the Certificateholders and the Certificate Insurer; provided, however, that (unless (x) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent and
(y) with respect to any modification lowering the Mortgage Interest Rate (or, with respect to any Mortgage Loan in the Adjustable Rate Group, a modification to the method of determination which may result a lower Mortgage Interest Rate) or effecting the forgiveness of any amount owed under the Mortgage Note, or extending the final maturity date on such Mortgage Loan, the Certificate Insurer has consented to such modification and notice of such modification has been delivered to the Rating Agencies) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer (except as permitted by Section 5.11) or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan), extend the final maturity date or modify any other material term of the Mortgage Loan, unless such waiver, modification, postponement or indulgence  would  not  be  considered  to  constitute  the  acquisition  by the
Lower-Tier REMIC of a new mortgage loan under Treasury Regulations Section 1.860G-2(b). No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Certificateholders, be added to the Principal Balance of the related Mortgage Loan for purposes of this Agreement. Without limiting the generality of the foregoing, and subject to the consent of the Certificate Insurer, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer (as evidenced by an Officer's Certificate of the Servicer to such effect delivered to the Trustee), the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted second mortgage servicing practices of prudent lending institutions and giving due consideration to the Depositor's, the Certificate Insurer's and Certificateholders' reliance on the Servicer.

     Notwithstanding anything to the contrary contained herein, the Servicer may reimburse itself for Servicing Advances pursuant to Section 5.04 and may pay all or a portion of any Servicing Advance out of excess amounts on deposit in the Principal and Interest Account and held for future distribution on the date such Servicing Advance is made; any excess amounts so used shall be replaced by the Servicer by deposit to the Principal and Interest Account on or before the next succeeding Determination Date.

     (g) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to any resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to Section 9.04, the Trustee or its designee shall assume all of the rights and obligations of the Servicer, subject to Section 9.02 hereof. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

     (h) The Servicer shall take all actions required to be taken under sections 6050H, 6050J and 6050P of Code in respect of the Mortgage Loans, the Mortgaged Property and the REO Property.

     Section 5.02 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 5.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem in its good faith business judgment to be in the best interest of the Depositors, the Certificate Insurer and the Certificateholders and otherwise in accordance with the accepted second mortgage servicing practices of prudent lending institutions. The Servicer in accordance with the provisions of Section 5.10 shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee for the benefit of the Certificateholders of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments; provided, however, that the Servicer shall not be obligated to foreclose in the event that the Servicer, in its good faith reasonable business judgment, determines that it would not be in the best interests of the Depositors, the Certificateholders or the Certificate Insurer, which judgment shall be evidenced by an Officer's Certificate delivered to the Trustee and the Certificate Insurer. In connection with such foreclosure or other conversion, the Servicer shall exercise and use collection and foreclosure procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances."

     After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Depositors, the Trustee and the Certificate Insurer a Liquidation Report, in the form attached hereto as Exhibit O, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

     Section 5.03 Establishment of Principal and Interest Accounts; Deposits in Principal and Interest Accounts.

     The Servicer, for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear, shall cause to be established and maintained one or more Principal and Interest Accounts in the name of the Trustee, which shall be Eligible Accounts, which may be interest-bearing, titled "EQCC Home Equity Loan Trust 1998-1 Principal and Interest Account", bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Such Principal and Interest Accounts shall be insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be, to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit P hereto. A copy of such letter agreement shall be furnished by the Servicer to the Depositors, the Trustee and the Certificate Insurer. The Servicer shall use reasonable efforts to deposit (without duplication) within one Business Day, and shall in any event deposit within two Business Days of receipt thereof, in the Principal and Interest Account and retain therein:

          (i) all  payments  received on or after the Cut-off Date on account of
     principal  on  the  Mortgage  Loans  and  all  Principal   Prepayments  and
     Curtailments collected on or after the Cut-off Date;

          (ii) (a) all payments received on or after the Cut-off Date on account of interest accrued on the Mortgage Loans on or after the Cut-off Date and
     (b) Pre-Plan Interest Payments;

          (iii) all Net Liquidation Proceeds;

          (iv) all Insurance Proceeds;

          (v) all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the purchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.06 and 3.03;

          (vii) any amount required to be deposited in the Principal and Interest Account pursuant to Section 5.04, 5.07, 5.08 or 5.10; and

          (viii) all payments made by the Servicer pursuant to the final paragraph of Section 5.01(f) to replace any amount withdrawn from the Principal and Interest Account to make Servicing Advances.

     In making the deposits set forth in clauses (i) through (viii) (inclusive) above, the Servicer shall note in its records the respective amounts deposited with respect to the Fixed Rate Group and the Adjustable Rate Group. The foregoing requirements for deposit in the Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, with respect to each Mortgage Loan, the Representative's Yield, amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date (other than amounts referred to in Section 5.03(ii)(b)), the Servicing Fee, late payment charges and assumption fees, to the extent permitted by Sections 7.01 and 7.03, Excess Proceeds, and any amounts received after the date of substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.06 or
3.03 in respect of interest accrued on such Qualified Substitute Mortgage Loan on or prior to the date of substitution (except to the extent taken into account in calculating the Substitution Adjustment with respect thereto), need not be deposited by the Servicer in the Principal and Interest Account. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer. Any reference herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

     Section 5.04 Permitted Withdrawals from the Principal and Interest Account.

     The Servicer shall withdraw or cause to be withdrawn funds from the Principal and Interest Account for the following purposes:

          (i) to remit to the Trustee for deposit into the Lower-Tier Distribution Account on the third Business Day prior to the Payment Date, the sum of the amounts set forth in Section 5.03 deposited in the Principal and Interest Account during the related Due Period (excluding any amounts not required to be deposited in the Principal and Interest Account pursuant to Section 5.03 and excluding any amounts withdrawn by the Servicer pursuant to clauses (ii), (iii), (v), (vi), (vii) and (x) below as of the related Determination Date);

          (ii) to reimburse itself for any accrued unpaid Servicing Fees, for unreimbursed Servicing Advances and, with respect to any Advance made by the Servicer from its own funds, any unreimbursed Advance; provided, that any withdrawal of accrued unpaid Servicing Fees pursuant to this Section 5.04(ii)
     shall be used first by the Servicer to pay any amounts due to the Trustee pursuant to this Agreement. The Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed Advances are owed. The Servicer's rights to reimbursement for any unreimbursed Advances shall be limited to collections of interest on any Mortgage Loan with respect to which an Advance was made or from late collections on such Mortgage Loans, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagors or otherwise relating to the Mortgage Loans in respect of which such unreimbursed amounts are owed. It is understood that the Servicer's right to reimbursement pursuant hereto shall be prior to the rights of
     Certificateholders unless the Representative is the Servicer and the Servicer or any Depositor or Originator is required to purchase or substitute (or cause to be purchased or substituted) a Mortgage Loan pursuant to Sections 2.06 and 3.03, in which case the Servicer's right to such reimbursement shall be subsequent to the deposit into the Principal and Interest Account of the purchase price or Substitution Adjustment pursuant to such Sections 2.06 and 3.03;

          (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (iv) (a) to make investments in Permitted Instruments and (b) after effecting the remittance to the Trustee as provided in Section 5.04(i), to pay to itself interest earned in respect of Permitted Instruments or on funds deposited in the Principal and Interest Account;

          (v) to withdraw any funds deposited in the Principal and Interest Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error;

          (vi) to pay itself Servicing Compensation pursuant to Section 7.03 hereof to the extent not retained or paid pursuant to Section 5.03;

          (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to the third paragraph of Section 5.10 hereof to the extent such funds were deposited in the Principal and Interest Account;

          (viii) to utilize any excess funds on deposit to make any Advance pursuant to Section 6.08 or any Servicing Advance pursuant to the final paragraph of Section 5.01(f);

          (ix) to clear and terminate the Principal and Interest Account upon the termination of this Agreement and allocate the amounts therein pursuant to the priority set forth in Section 6.05(d); and

          (x) to effect, with respect to a Bankruptcy Loan, the remittance to the Depositor transferring such Bankruptcy Loan, of an amount equal to the excess, if any, of (a) Pre-Plan Interest Payments collected in the preceding Due Period with respect to such Bankruptcy Loan over (b) the interest accrued in such preceding Due Period, but uncollected as of the last day of such Due Period, with respect to such Bankruptcy Loan.

     In making the withdrawals set forth in clauses (i) through (x) (inclusive) above, the Servicer shall note (when applicable) in its records the respective amounts withdrawn with respect to the Fixed Rate Group and the Adjustable Rate Group. So long as no Servicer Default shall have occurred and be continuing, the funds held in the Principal and Interest Account may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing to the Trustee by the Servicer. In either case, funds in the Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the day on which such funds are to be remitted to the Trustee for deposit in the Collection Account, but in no event later than the Business Day immediately preceding the Determination Date next following the date of such investment (except, in each case, that if such Permitted Instrument is an obligation of the institution that maintains the Principal and Interest Account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments in which funds in the Principal and Interest Account are invested must be held by or registered in the name of the Trustee. All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the Principal and Interest Account pursuant to clause
(iv) above. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Instruments shall be deposited in the Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

     Section 5.05 Payment of Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

     With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, property taxes and assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall monitor such payments to determine if they are made by the Mortgagor at the time they become due and, if not paid by the Mortgagor, shall advance such amounts as Servicing Advances. To the extent ground lease payments are not made by the Mortgagor, and the Servicer has notice of such failure to pay, the Servicer shall advance such delinquent payments. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.05 shall constitute Servicing Advances.

     Section 5.06 Transfer of Accounts; Monthly Statements.

     The Accounts (other than the Principal and Interest Account, which shall be established pursuant to Section 5.03 hereof) shall be established, as of the Closing Date, in the name of the Trustee as Eligible Accounts pursuant to clause
(B) of the definition thereof. Any Account may, upon written notice from the Servicer to the Trustee, be transferred to a different depository institution so long as (i) such transfer (A) is to an Eligible Account and the Certificate Insurer receives notice thereof from the Servicer or (B) is approved in writing by the Certificate Insurer, which approval shall not be unreasonably withheld and (ii) written notice of such transfer is sent to Moody's. The Trustee shall provide to the Certificate Insurer a monthly statement of activity in the Accounts established by it, and the Servicer shall provide to the Trustee and the Certificate Insurer a monthly statement of activity in the Principal and Interest Account from the party holding such account.

     Section 5.07 Maintenance of Hazard Insurance.

     The Servicer shall cause each Mortgagor to maintain, and if the Mortgagor does not so maintain, shall itself maintain, subject to the provisions of
Section 5.08 hereof, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan (and any prior lien if the related Mortgage Loan is in a junior lien position), (b) the full insurable value of the Mortgaged Property securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as Flood Zone "A", and such flood insurance has been made available, the Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan (plus the principal balance of any lien having priority over the Mortgage Loan), (ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain on REO Property, to the extent reasonably available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted second mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary second mortgage servicing procedures) shall be deposited in the Principal and Interest Account, subject to (X) retention by the Servicer to the extent such amounts constitute Servicing Compensation or (Y) withdrawal pursuant to Section 5.04. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.07, including, without limitation, any advances of premiums on insurance policies required by this Section 5.07, shall constitute Servicing Advances.

     Section 5.08 Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans as to which the Mortgagor does not maintain the insurance described in
Section 5.07, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.07, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 5.07, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with Section
5.07 and the amount paid under such blanket policy. Upon the request of the Certificate Insurer or the Trustee, the Servicer shall cause to be delivered to such requesting Person a certified true copy of such policy.

     Section 5.09 Fidelity Bond.

     The Servicer shall maintain with a responsible company, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in a minimum amount acceptable to FNMA or FHLMC or otherwise as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to such requesting Person a certified true copy of such fidelity bond and errors and omissions insurance policy. On the Closing Date, such fidelity bond and errors and omissions insurance policy is maintained with certain underwriters at National Union Fire Insurance Company of Pittsburgh, Pa.

     Section 5.10 Title, Management and Disposition of REO Property.

     In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Certificate Insurer solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates for its own account similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interests of the Certificate Insurer and the Certificateholders. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section
5.10 shall constitute Servicing Advances. The Servicer shall cause the Trustee to be named as a beneficiary and loss payee under the REO liability provisions of the Servicer's general comprehensive liability insurance policy.

     The Servicer shall cause to be deposited in the Principal and Interest Account all revenues received with respect to the conservation and disposition of the related REO Property and shall retain or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

     The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and the Certificate Insurer and, as soon as practicable thereafter, the expenses of such sale shall be paid. The proceeds of sale of the REO Property and other proceeds of any REO Disposition shall be deposited in the Principal and Interest Account, net of related liquidation expenses, Excess Proceeds, any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Advances payable to the Servicer in accordance with Section 5.04(ii).

     In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the close of the third calender year following the year of its acquisition (the "Disposition Period") unless (i) the Servicer shall have received an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to the Disposition Period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Class A or Class X Certificates are outstanding or (ii) the Servicer shall have applied for, at least 60 days prior to the expiration of such period, an extension of such period in the manner contemplated by Section 856(e)(3) of the Code, in which case the original period shall be extended by the applicable period. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income or by or on behalf of the Trust Fund, and (ii) no construction shall take place on such Mortgaged Property if such activity as described in the preceding clause (i) or clause (ii) is conducted or otherwise undertaken in such a manner or pursuant to any terms that would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC of any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. If a period greater than the Disposition Period is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee, the Certificate Insurer and the Certificateholders and shall report monthly to the Trustee as to the progress being made in selling such REO Property.

     If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site with material environmental or hazardous waste risks known to the Servicer, the Servicer will notify the Certificate Insurer and the Trustee prior to acquiring the Mortgaged Property and shall not take any action without the prior written approval of the Certificate Insurer and the Trustee.

     Nothing in this Section shall affect the Servicer's right to deem certain advances proposed to be made Nonrecoverable Advances. For the purpose of this
Section 5.10, actual knowledge of the Servicer means actual knowledge of a Responsible Officer of the Servicer involved in the servicing of the relevant Mortgage Loan. Actual knowledge of the Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

     Section 5.11 Collection of Certain Mortgage Loan Payments.

     The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as Servicing Compensation and extend the due date for payments due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment, provided that such extension may only be made once in any twelve month period without the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld. In the event the Servicer shall consent to the deferment of the Due Dates for payments due on a Mortgage Note, the Servicer shall nonetheless remit any required Advance in accordance with Section 6.08 hereof with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred.

     Section 5.12 Access to Certain Documentation and Information Regarding the Mortgage Loans.

     The Servicer and the Depositors shall provide to the Trustee, the Certificateholders, the Certificate Insurer, the Federal Reserve and to the supervisory agents and examiners of each of the foregoing, access to the documentation regarding the Mortgage Loans (such access in the case of the supervisory agents and examiners shall be limited to that required by applicable state and federal regulations), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 5.13 Superior Liens.

     The Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Depositor's and the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

     If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Depositors, the Certificate Insurer and the Certificateholders. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

ARTICLE VI

PAYMENTS TO THE CERTIFICATEHOLDERS

     Section 6.01 Establishment of Collection Accounts; Deposit in Accounts.

     (a) No later than the Closing Date, the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear, will establish and maintain (i) the Lower-Tier Distribution Account in the name of the Trustee, in trust for the benefit of Certificateholders and the Trustee as the Holder of the Lower-Tier Regular Interests; (ii) the Middle-Tier Distribution Account in the name of the Trustee, in trust for the benefit of Certificateholders and the Trustee as the Holder of the Middle-Tier Regular Interests; and (iii) the Upper-Tier Distribution Account in the name of the Trustee, in trust for the benefit of Certificateholders. Notwithstanding the foregoing, however, the Trustee may establish a single account (the "Collection Account"), of which the Lower-Tier Distribution Account, Middle-Tier Distribution Account and Upper-Tier Distribution Account will be deemed to be subaccounts, provided that: (i) the Collection Account shall be established and maintained in the name of the Trustee, in trust for the benefit of
Certificateholders, (ii) the Collection Account shall be established and maintained as an Eligible Account and (iii) the Trustee shall for all other purposes hereunder treat the Lower-Tier Distribution Account, Middle-Tier Distribution Account and Upper-Tier Distribution Account as separate accounts, and shall keep accurate records with respect thereto.

     The Trustee shall, promptly upon receipt, deposit in the Lower-Tier Distribution Account and retain therein:

          (i) the amounts remitted by the Servicer pursuant to Section 5.04(i);

          (ii) the Advances pursuant to Section 6.08 remitted to the Trustee by the Servicer;

          (iii) amounts transferred from the Spread Account pursuant to Section 6.09(b)(ii) and Insured Payments pursuant to Section 6.05(c); and

          (iv) amounts required to be paid by the Servicer pursuant to Section 6.04(e) in connection with losses on investments of amounts in the Collection Account.

     In making the deposits set forth in clauses (i) through (iv) (inclusive) above, the Trustee shall note in its records (if applicable) the respective amounts deposited with respect to the Fixed Rate Group and the Adjustable Rate Group.

     With respect to each Payment Date, on or before such date the Trustee shall make the withdrawals from the Lower-Tier Distribution Account and Middle-Tier Distribution Account, as set forth in Section 6.05 hereof, shall make the deposits into the Middle-Tier Distribution Account and the Upper-Tier Distribution Account, as set forth in Section 6.05 hereof, and shall cause the amount of Available Funds and Insured Payments to be distributed in respect of the Certificates pursuant to Section 6.05 hereof on such date.

     Section 6.02 Permitted Withdrawals from Lower-Tier Distribution Account, Middle-Tier Distribution Account and Upper-Tier Distribution Account.

     The  Trustee  shall   withdraw   amounts  on  deposit  in  the   Lower-Tier
Distribution Account, Middle-Tier Distribution Account and Upper-Tier Distribution Account on each Payment Date (except as set forth in clause (iv) below) in the following order of priority:

          (i) to make deposits in the Insurance Account pursuant to Section 6.03(a) from amounts in the Lower-Tier Distribution Account (in accordance with Section 6.05(d)(i);

          (ii) to make deposits in the Spread Account from the Upper-Tier Distribution Account pursuant to Section 6.09(a)(i) (in accordance with
     Section 6.05(d)(ii) and Section 6.05(e)) (which for federal income tax purposes will be treated in the manner described in Section 6.09);

          (iii)    to   make   the    distributions    pursuant    to    Section
     6.05(d)(iii)-(viii) from the Accounts set forth in Section 6.05(d)(viii) and 6.05(e); and

          (iv) on any day during the related Accrual Period, and in no particular order of priority:

               (A) to invest amounts on deposit in the Lower-Tier Distribution Account in Permitted Instruments or such other instruments as may be approved in writing by the Certificate Insurer (with written notice to Moody's) pursuant to Section 6.04;

               (B) to pay to the Servicer interest paid and earnings realized on
          Permitted   Instruments  with  respect  to  funds  in  the  Lower-Tier
          Distribution Account;

               (C) to withdraw any amount deposited in the Lower-Tier Distribution Account, Middle-Tier Distribution Account or Upper-Tier Distribution Account not required to be deposited therein or deposited therein in error;

               (D) to withdraw any amount that constitutes an Advance by Servicer of its own funds or a Mortgagor payment previously deposited into the Lower-Tier Distribution Account, Middle-Tier Distribution Account or Upper-Tier Distribution Account that is held to constitute a voidable preference by a trustee in bankruptcy pursuant to the
          United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction; and

               (E) to clear and terminate the Lower-Tier Distribution Account, the Middle-Tier Distribution Account and the Upper-Tier Distribution Account upon the termination of this Agreement and allocate amounts therein pursuant to Section 6.05(d).

     In making the withdrawals set forth in clauses (i) through (iv) (inclusive) above, the Trustee shall note in its records (if applicable) the respective amounts withdrawn with respect to the Fixed Rate Group and the Adjustable Rate Group. In addition, the Trustee shall keep and maintain a separate accounting for withdrawals from each of the Lower-Tier Distribution Account, Middle-Tier Distribution Account and Upper-Tier Distribution Account pursuant to each subclause listed above.

     Section  6.03  Establishment  of Insurance  Account:  Deposits in Insurance
Account: Permitted Withdrawals from Insurance Account.

     (a) No later than the Closing Date, the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, will establish and maintain one or more Eligible Accounts as trust accounts with itself which shall not be interest-bearing, titled "EQCC Home Equity Loan Trust 1998-1 Insurance Account". The Insurance Account shall bear an additional designation clearly indicating that the funds deposited therein are held for the benefit of the
Certificateholders and the Certificate Insurer. On each Payment Date, the Trustee, upon receipt (and to the extent received), promptly shall deposit into the Insurance Account in accordance with Section 6.02: an amount equal to the aggregate Monthly Premium with respect to the Fixed Rate Certificates and Adjustable Rate Certificates (in each case based on the respective principal balances of the related Certificates) due on such Payment Date in accordance with Section 6.05(d); and

     If at any time the amount then on deposit in the Insurance Account shall be insufficient to pay in full the fees and expenses of the Certificate Insurer then due, the Trustee shall withdraw such amount from the Spread Account.

     (b) The Trustee may make withdrawals from the Insurance Account for applications in the following order:

          (i) pay the Certificate Insurer the aggregate Monthly Premium on each Payment Date;

          (ii) withdraw amounts not required to be deposited in the Insurance Account or deposited therein in error; and

          (iii) reimburse the Spread Account for any amounts withdrawn from it pursuant to the last paragraph of subclause (a) above on any previous Payment Dates.

     Section 6.04 Investment of Accounts.

     (a) So long as no Servicer Default shall have occurred and be continuing, all or a portion of any Account (other than the Middle-Tier Distribution Account and the Upper-Tier Distribution Account) held by the Trustee shall be invested and reinvested by the Trustee (or remain uninvested), as directed in writing by the Servicer on its own behalf, in one or more Permitted Instruments (or, in the case of the Lower-Tier Account, in such other instruments approved in writing by the Certificate Insurer (with written notice to Moody's)) bearing interest or sold at a discount. If a Servicer Default shall have occurred and be continuing, the Trustee shall invest all Accounts in Permitted Instruments described in paragraph (iv) of the definition of Permitted Instruments. At no time shall any such investment in any Account mature later than the Business Day immediately preceding the date on which such amounts are required by the terms hereof to be withdrawn from such Account, which (i) in the case of the Lower-Tier Distribution Account, shall be the next Payment Date, (ii) in the case of the Principal and Interest Account, shall be the third business day preceding the next Payment date and (iii) in all other cases, until the day actually withdrawn pursuant to the terms hereof.

     (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this Section 6.04 is the cause of such loss or charge.

     (c) Subject to Section 12.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Instrument (or other instrument permitted by Section 6.04(a)) included herein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (d) The Trustee shall invest and reinvest funds in the Accounts held by it, to the fullest extent practicable, in such manner as the Servicer shall from time to time direct as set forth in Section 6.04(a), but only in one or more Permitted Instruments (or other instrument permitted by Section 6.04(a)).

     (e) All income or other gain from investments in any Account held by the Trustee, or from amounts on deposit in such Account and invested in Permitted Instruments, shall be deposited in such Account, as the case may be, immediately on receipt, and the Trustee shall notify the Servicer of any loss resulting from such investments. Upon receipt of such notification, the Servicer shall promptly remit the amount of any such loss from its own funds, without reimbursement therefor, to the Trustee for deposit in the Account from which the related funds were withdrawn for investment.

     (f) Any investment earnings on funds held in the Principal and Interest Account may be reinvested by the Servicer and the proceeds of such reinvestment are for the account of the Servicer.

     (g) Notwithstanding any of the foregoing provisions of this Section 6.04, at the option of (a) the Class X Certificateholders, exercised by written direction to the Trustee (such written direction, the "Holder Discretion
Notice"), all or specified percentages (in the case of a Holder Discretion Notice delivered by a Holder of a Class X Certificates, such specified percentage not to exceed the Percentage Interest of the Class X Certificates of such Holder) of the funds on deposit in the Spread Account shall be segregated into separate sub-accounts (each, a "Holder Discretion Account") in a manner designated by such Class X Certificateholder which does not impair the Class A Certificateholders' or the Certificate Insurer's interest in distributions from the Spread Account or in any such separate sub-accounts. Amounts in any Holder Discretion Account shall be invested in Permitted Instruments at the direction of the Class X Certificateholder designated in the Holder Discretion Notice (the percentage of such funds to be invested at the direction of any one Class X Certificateholder not to exceed the Percentage Interest of the Class X Certificates of such Class X Certificateholder). The Trustee shall separately report investment income on such amounts so invested to such Class X
Certificateholder. The Class X Certificateholder directing the investments in any Holder Discretion Account shall deposit in such Holder Discretion Account, from its own funds, the amount of any losses incurred in respect of any such investments no later than the close of business on the Business Day immediately preceding the Payment Date immediately following such loss. The Trustee shall have no liability or responsibility with respect to any Holder Discretion Account and the provisions of Sections 6.04(a), (b), (d) and (e) shall no longer apply thereto.

     Section 6.05 Priority and Subordination of Distributions.

     (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. The rights of the Class X Certificateholders to receive distributions in respect of the Class X Certificates shall be subject and subordinate to the preferential rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates, to the extent set forth herein, and distributions on the Class X Certificates are subject and subordinate to the maintenance of the Specified Spread Account Requirement as specified herein. In accordance with the foregoing, the interests of the Class X Certificateholders in amounts deposited in the Spread Account from time to time shall not vest unless and until such amounts are distributed in respect of the Class X Certificates in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Certificateholder shall be required to refund any amount properly distributed to it pursuant to Section 6.02, 6.05, 6.09(b) or 6.09(d).

     (b) [Reserved];

     (c) As soon as possible, and in no event later than 10:00 a.m. New York time on the Business Day immediately preceding each Payment Date, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit Q hereto (the "Notice") in the event that an Event of Nonpayment will occur, pursuant to the definition thereof, with respect to such Payment Date. The Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Upon receipt of Insured Payments for the benefit of the Class A Certificateholders under the Certificate Insurance Policy, the Trustee shall deposit such Insured Payments in the Collection Account.

     The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment from the Certificate Insurer and disburse the same to each Holder of a Class A Certificate, respectively, in accordance with the provisions of this Section 6.05. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payment discharge the obligation of the Trust Fund with respect to such Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Certificate Insurer will be subrogated to the rights of the Class A Certificateholders, as applicable, with respect to such Insured Payment and shall be deemed to the extent of the payments so made to be a registered Class A Certificateholder and shall receive all future Class A Remittance Amounts, as the case may be, until all such Insured Payments by the Certificate Insurer have been fully reimbursed together with interest thereon at the applicable Pass-Through Rate, subject to the following paragraph. To evidence such subrogation, the Trustee shall note the Certificate Insurer's rights as subrogee on the registration books maintained by the Trustee upon receipt from the Certificate Insurer of proof of payment of any Insured Payment. Except as otherwise described herein, the Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation.

     It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Payment Date for amounts previously paid by it unless on such Payment Date the Class A Certificateholders shall also have received the full amount of the Class A Remittance Amount for such Payment Date. For purposes of implementing the Certificate Insurer's rights as subrogee, distributions shall be made to the Certificate Insurer under priority fourth of subsection (d) of this Section 6.05 after all distributions are made to the Class A Certificateholders on the applicable Payment Date as aforesaid.

     (d) Not later than 12:00 p.m. New York time on each Payment Date, with respect to the Fixed Rate Certificates and the Adjustable Rate Certificates, the Trustee shall withdraw from the Accounts described in Section 6.05(e) and clause (viii) of this Section 6.05(d) from the amounts available therein as set forth in this
Article VI, if any, and shall, to the extent available, distribute (without duplication) such amount in the priority indicated:

          (i) first, sequentially, (a) for deposit into the Insurance Account for the benefit of the Certificate Insurer, the Monthly Premium with respect to such Certificates payable to the Certificate Insurer and (b) for remittance of the Initial Premium Fee Recovery Amount to the Representative;

          (ii) second, for deposit into the Spread Account, the Excess Spread with respect to the related Mortgage Loan Group (which for federal income tax purposes will be treated in the manner described in Section 6.09);

          (iii) third, from amounts attributable to the related Mortgage Loan Group, (A) to each of the Fixed Rate Certificateholders, the Fixed Rate Interest Remittance Amount; and (B) to the Adjustable Rate Certificateholders, the Adjustable Rate Interest Remittance Amount;

          (iv) fourth, to the Fixed Rate Certificates and to the Adjustable Rate Certificates, the Fixed Rate Principal Remittance Amount and the Adjustable Rate Principal Remittance Amount, respectively, as follows:

               (1) to the Class A-6F Certificates and then to the Class A-7F Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero, the Lockout Remittance Amount; and then, to the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F and then, to the Class A-6F and Class A-7F Certificates (in each case, without regard to the Lockout Remittance Amount), in that order, in each case until the Principal Balance of each such Class has been reduced to zero, the Fixed Rate Principal Remittance Amount; and

               (2) concurrently, to the Class A-1A Certificates, until the Principal Balance of such Class has been reduced to zero, the Adjustable Rate Principal Remittance Amount;

          (v) fifth, to the Trustee, any amounts then due and owing representing fees of the Trustee (without regard to amounts attributable to either Mortgage Loan Group); provided, that the Trustee certifies in writing that such amount is due and owing and has not been paid by the Servicer within 30 days after written demand therefor;

          (vi) sixth, to the Servicer and/or the Representative, as applicable, any Reimbursable Amount (without regard to amounts attributable to either Mortgage Loan Group);

          (vii) seventh, to the Servicer an amount equal to Nonrecoverable Advances previously made by the Servicer and not previously reimbursed (without regard to amounts attributable to either Mortgage Loan Group); and

          (viii) eighth, to the Class R, Class MR and Class LR Certificateholders, the balance if any of amounts remaining in the Upper-Tier Distribution Account, the Middle-Tier Distribution Account and the Lower-Tier Distribution Account, respectively.

     (e) All distributions made pursuant to (d) (ii), (iii) and (iv) above shall be treated as having been distributed in respect of the Lower-Tier Regular Interests and deposited in the Middle-Tier Distribution Account, then as having been distributed in respect of the Middle-Tier Regular Interests and deposited in the Upper-Tier Distribution Account, then as having been distributed to Certificateholders from the Upper-Tier Distribution Account. Interest shall be treated as having been distributed in respect of each Lower-Tier Regular Interest and Middle-Tier Regular Interest at the rate set forth in the applicable definition thereof. Principal shall be treated as having been distributed in respect of each Lower-Tier Regular Interest and Middle-Tier Regular Interest at the times and in the amounts principal is distributed to the Class of Certificates referenced in the applicable definition thereof. The amounts described pursuant to (d) (i), (v), (vi) and (vii) above shall be treated  as  having  been  distributed  to the  respective  recipients  from the
Lower-Tier Distribution Account. All distributions made to the Class A Certificateholders or the Class X, Class R, Class MR, Class LR Certificateholders as a Class on each Payment Date will be made on a pro rata basis among the Certificateholders of the respective Class of record on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall own of record Class A Certificates which have denominations aggregating at least $1,000,000 appearing in the Certificate Register, and in all cases with respect to the Class X, Class R, Class MR and Class LR Certificates, and shall have provided complete wiring instructions at least five Business Days prior to the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

     Section 6.06 Certificate Insurer Default.

     If,  as of any  Payment  Date,  the  Certificate  Insurer  fails to make an
Insured Payment, the amount available for distribution to Fixed Rate Certificateholders and Adjustable Rate Certificateholders pursuant to Section 6.05(d) shall be distributed among holders of each Class of Class A Certificateholders in the priority set forth in Section 6.05(d) in proportion to the percentage interests set forth on each such Certificate; provided that, if as of such Payment Date there are no amounts on deposit in the Spread Account, the amount available for distribution to the Class A Certificateholders pursuant to Section 6.05(d) shall be distributed among the holders of the Class A Certificates on a pro rata basis, based on the respective Principal Balances for each such Class of Class A Certificates.

     Section 6.07 Statements.

     Not later than 12:00 noon Chicago, Illinois time on the Business Day preceding each Determination Date, the Servicer shall deliver to the Trustee and the Certificate Insurer a computer tape or written report containing the information set forth on Exhibit R as to each Mortgage Loan with respect to the related Due Period and such other information with respect to the Mortgage Loans in the aggregate as the Trustee shall reasonably require. Not later than 12:00 noon Chicago, Illinois time two Business Days preceding each Payment Date, the Trustee shall deliver to the Depositors, any Paying Agent, the Servicer, the Certificate Insurer, Moody's and S&P by telecopy, by request, a statement (the "Remittance Report") containing the information set forth below with respect to the succeeding Payment Date, with a hard copy thereof to be delivered on the immediately succeeding Business Day:

          (i) the Available Payment Amount attributable to each Mortgage Loan Group and any portion of the Available Payment Amount that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code;

          (ii) the  Class  A-1F  Principal  Balance,  the Class  A-2F  Principal
     Balance,  the  Class  A-3F  Principal  Balance,  the Class  A-4F  Principal
     Balance, the Class A-5F Principal Balance, the Class A-6F Principal Balance, the Class A-7F Principal Balance, the Class A-IO Notional Amount and the Class A-1A Principal Balance and the Pool Principal Balance with respect to each Mortgage Loan Group, as reported in the Remittance Report provided pursuant to subclause (xiii) below for the immediately preceding Payment Date, or, in the case of the first Determination Date, the Original Class A-1F Principal Balance, the Original Class A-2F Principal Balance, the Original Class A-3F Principal Balance, the Original Class A-4F Principal Balance, the Original Class A-5F Principal Balance, the Original Class A-6F Principal Balance, the Original Class A-7F Principal Balance, the Original Class A-IO Notional Amount, the Original Class A-1A Principal Balance and the Original Pool Principal Balance with respect to each Mortgage Loan Group;

          (iii) with respect to the Mortgage Pool and each Mortgage Loan Group, the number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period;

          (iv) with respect to the Mortgage Pool and each Mortgage Loan Group, the amount of all Curtailments which were received during the related Due Period;

          (v) with respect to the Mortgage Pool and each Mortgage Loan Group, the aggregate amount of principal portion of all Monthly Payments received during the related Due Period;

          (vi) with respect to the Mortgage Pool and each Mortgage Loan Group, the amount of interest received on the Mortgage Loans during the related Due Period;

          (vii) with respect to the Mortgage Pool and each Mortgage Loan Group, the aggregate amount of the Advances made and recovered with respect to such Payment Date;

          (viii) with respect to the Mortgage Pool and each Mortgage Loan Group, the delinquency and foreclosure information set forth in the form attached hereto as Exhibit H and the amount of Mortgage Loan Losses during the related Due Period;

          (ix) the  Class  A-1F  Principal  Balance,  the Class  A-2F  Principal
     Balance,  the  Class  A-3F  Principal  Balance,  the Class  A-4F  Principal
     Balance, the Class A-5F Principal Balance, the Class A-6F Principal Balance, the Class A-7F Principal Balance, the Class A-IO Notional Amount
     and the Class A-1A Principal Balance after giving effect to the distribution to be made on such Payment Date;

          (x) with respect to the Mortgage Pool and each Mortgage Loan Group, the weighted average maturity and the weighted average Mortgage Interest Rate of the Mortgage Loans in each Mortgage Loan Group as of the last day of the related Due Period;

          (xi) the Servicing Fees paid and Servicing Fees accrued during the related Due Period;

          (xii) the amount of all payments or reimbursements to the Servicer pursuant to Section 5.04 (ii), (iv), (v), (vi) and (vii) paid or to be paid since the prior Payment Date (or in the case of the first Payment Date, since the Closing Date);

          (xiii) the Pool Principal Balance and aggregate Principal Balance for each Mortgage Loan Group as of the last day of the related Due Period;

          (xiv) such other information as the Certificate Insurer, each Account Party and the Certificateholders may reasonably require;

          (xv)  the  amounts  which  are  reimbursable  to  the  Servicer,   the
     Representative or the Depositors, as appropriate, pursuant to Section 6.05;

          (xvi) with respect to the Mortgage Pool and each Mortgage Loan Group, the number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

          (xvii) the aggregate interest accrued on the Mortgage Loans at their respective Mortgage Interest Rates for the related Due Period;

          (xviii) the Subordinated Amount, the amount on deposit in the Spread Account, the Cumulative Excess Spread Receipts, in each case after giving effect to any payments or withdrawals on such Payment Date, and with respect to the Mortgage Pool and each Mortgage Loan Group, the Excess Spread with respect to such Payment Date;

          (xix) the aggregate Mortgage Loan Losses since the Cut-off Date as of the end of the related Due Period; and

          (xx) the LIBOR Interest Carryover with respect to such Payment Date and, any such unpaid LIBOR Interest Carryover from prior payment date(s), including interest accrued thereon.

     The Trustee shall forward such report to the Certificateholders on the Payment Date, by telecopy, with a hard copy to follow (in the case of the Depository) or by first class mail. The Depositors and the Trustee may fully rely upon and shall have no liability with respect to information provided by the Servicer.

     To the extent that there are inconsistencies between the telecopy of the Remittance Report and the hard copy thereof, the Servicer and the Trustee may rely upon the telecopy.

     In the case of information furnished pursuant to subclauses (ii) and (ix) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each of the Class A Certificates for each $1,000 original principal amount (or in the case of the Class A-IO Certificates, original notional amount) as of the Cut-off Date.

     (a) Upon reasonable advance notice in writing, the Servicer will provide to the Trustee access to information and documentation regarding the Mortgage Loans sufficient to permit any Holder which is a savings and loan association, bank or insurance company to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in the Certificates, as applicable.

     (b) Not later than 10 days after each Payment Date, the Servicer shall provide the Loss Coverage Ratio to the Trustee and the Certificate Insurer as of the most recent Payment Date. In addition, the Servicer shall furnish to the Trustee and to the Certificate Insurer, during the term of this Agreement, such periodic, special, or other reports or information not specifically provided for herein, as may be necessary, reasonable, or appropriate with respect to the Trustee or the Certificate Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Trustee or the Certificate Insurer may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by the requesting party, for the fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of its business.

     (c) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement; provided that the Certificate Insurer may copy or distribute such information (A) pursuant to a subpoena or order issued by a court of competent jurisdiction or by a judicial or administrative or legislative body or committee, (B) as may be required in any report, statement or testimony submitted to any Federal, state, municipal or other regulatory body having jurisdiction over the Certificate Insurer, (C) in order to comply with any law, ruling, order or regulation applicable to the Certificate Insurer, or (D) as may be required by any rating agency or reinsurer. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Originators or for any other purpose except as set forth in this Agreement.

     (d) The Trustee shall promptly send to the Certificate Insurer and, upon request, to each Certificateholder in writing:

          (i)  notice  of  any  reduction  in  the  Specified   Spread   Account
     Requirement;

          (ii) notice of any reduction of the percentages set forth in the definition of "Monthly Excess Spread Amount";

          (iii) notice of the appointment of any Subservicer;

          (iv) notice of any transfer of any Account to a different depository institution;

          (v) a copy of each Officer's Certificate delivered pursuant to Section
     7.04 and any notice received from the Servicer of a change in the fiscal year of the Servicer;

          (vi) a copy of each letter delivered pursuant to Section 7.05; and

          (vii)  notice  of the  receipt  by  the  Trustee  of  any  information
     regarding  the  Servicer's   servicing  activities  pursuant  to  the  last
     paragraph of Section 10.01(c);

provided, that in each case the Trustee shall only be required to send such notices and other items to such Persons to the extent that the Trustee has itself received the related information.

     The   Depositors,   the   Servicer   and   the   Trustee   on   behalf   of
Certificateholders (the "Trust Parties") hereby authorize the Certificate Insurer to include the information contained in reports provided to the Certificate Insurer hereunder (the "Information") on The

Bloomberg, an on-line computer based information network maintained by Bloomberg L.P. ("Bloomberg"), or in other electronic or print information services. The Trust Parties agree not to commence any actions or proceedings, or otherwise assert any claims, against the Certificate Insurer or its affiliates or any of the Certificate Insurer's or its affiliates' respective agents, representatives, directors, officers or employees (collectively, the "Certificate Insurer Parties"), arising out of, or related to or in connection with the dissemination and/or use of any Information by the Certificate Insurer, including, but not limited to, claims based on allegations of inaccurate, incomplete or erroneous transfer of information by the Certificate Insurer to Bloomberg or otherwise (other than in connection with the Certificate Insurer's negligence or willful misconduct). The Trust Parties waive their rights to assert any such claims against the Certificate Insurer Parties and fully and finally release the Certificate Insurer Parties from any and all such claims, demands, obligations, actions and liabilities (other than in connection with the Certificate Insurer's negligence or willful misconduct). The Certificate Insurer makes no representations or warranties, expressed or implied, of any kind whatsoever with respect to the accuracy, adequacy, timeliness, completeness, merchantability or fitness for any particular purpose of any Information in any form or manner. The Certificate Insurer reserves the right at any time to withdraw or suspend the dissemination of the Information by the Certificate Insurer. The authorizations, covenants and obligations of the Trust Parties under this section shall be irrevocable and shall survive the termination of this Agreement.

     Section 6.08 Advances by the Servicer.

     Not later than the close of business on the third Business Day preceding each Payment Date, the Servicer shall remit to the Trustee (but solely from and to the extent of amounts on deposit in the Principal and Interest Account as of the related Determination Date, after giving effect to withdrawals from the Principal and Interest Account as of the Determination Date for such Payment Date pursuant to Section 5.04(i)), an amount (the "Advance") equal to the sum of
(a) the interest accrued in the related Due Period on the Mortgage Loans but uncollected as of the close of business on the last day of such Due Period (net of the Servicing Fee) and (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property computed at the related Mortgage Interest Rate (net of the Servicing Fee (computed in the manner described in paragraph (i) or (ii), as applicable, of the definition thereof)) for the most recently ended Due Period over the net income from the REO Property deposited in the Principal and Interest Account during such Due Period pursuant to Section 5.10.

     Notwithstanding the provisions in the foregoing paragraph of this Section 6.08, with respect to the Payment Dates occurring on or before July 15, 1998 if the amounts on deposit in the Principal and Interest Account are insufficient to make the full Advance (as defined herein), and as a result thereof an Event of Nonpayment would occur, the Servicer shall make an Advance from its own funds equal to such insufficiency to the extent of delinquent payments of interest and may reimburse itself for such Advances from collections on the related Mortgage Loans pursuant to Section 5.04(ii).

     Section 6.09 Establishment of Spread Account; Deposits in Spread Account; Permitted Withdrawals from Spread Account.

     (a) No later than the Closing Date, the Trustee will establish and maintain in a non-interest bearing trust account with itself, a Spread Account which shall be an Eligible Account, titled "EQCC Home Equity Loan Trust 1998-1 Spread Account". At the time of the issuance of the Certificates, there shall be deposited in the Spread Account from the proceeds of the sale of Class A Certificates an amount equal to $0.00. The Spread Account shall be an asset of the Trust Fund, in the control of the Trustee. No holder of any Certificate shall have any rights with respect to the assets contained in the Spread Account other than as specifically set forth in this Agreement, and the assets contained therein shall not be "property of the estate" of any Certificateholder" pursuant to 11 U.S.C. Section 541, shall not be available to satisfy any obligations of any Certificateholder, and shall not be available to the creditors of any Certificateholder. The Spread Account shall be an "outside reserve fund" within the meaning of Treasury Regulation 1.860G-2(h) and shall not be an asset of any Trust REMIC. Solely for federal income tax purposes, the Trustee and the Holders of the Class X Certificates shall treat amounts distributed by the Upper-Tier REMIC to the Spread Account as having been distributed in respect of the Class X Interest and held in the Spread Account. Distributions on the Class X Certificates out of the Spread Account shall not be considered to be distributions from any Trust REMIC. The parties hereto intend and agree, as a condition to ownership of the Class X Certificates, and the Trustee agrees to take no action inconsistent therewith, to treat the Spread Account as an arrangement described in Treasury Regulations Section 1.61-13(b); provided, that if the Internal Revenue Service does not permit such treatment, the parties hereto intend and agree, as a condition of ownership of the Class X Certificates, and the Trustee agrees to take no action inconsistent therewith, that solely for federal and, to the extent applicable, state and local tax purposes, (i) if the Class X Certificates are held by a single Holder, that the assets and liabilities of the Spread Account be treated solely for federal income tax purposes as assets and liabilities of the Class X Certificateholder pursuant to Treasury Regulations Section 301.7701-3(b)(ii), and (ii) if the Class X Certificates are held by more than one Holder, the Spread Account be treated solely for federal income tax purposes as a partnership pursuant to Treasury Regulations Section 301.7701-3(b)(ii), in which event each Class X Certificateholder, including all successors to the original Class X Certificateholder, irrevocably elects under Section 761 of the Code to exclude the Spread Account from the application of Subchapter K of the Code. The Trustee shall separately report to any Class X Certificateholders amounts deposited into, paid to Class X Certificateholders from, and released from the Spread Account, together with reinvestment income thereon. The Trustee shall treat the portion of the Trust Fund holding (i) the regular interests in the Upper-Tier REMIC represented by the Class X Interest and (ii) the right of the Class A-1A Certificates to receive payments from the Spread Account in respect of LIBOR Interest Carryovers, as a grantor trust under Subpart E of Part 1 of Subchapter J of Chapter 1 of Subtitle A of the Code, which grantor trust interests are beneficially owned solely for federal, state and local income tax purposes by the Class X Certificates and the Class A-1A

Certificates, respectively. The Trustee shall separately report all amounts received by Class A-1A Certificateholders from the Spread Account in respect of LIBOR Interest Carryovers. Notwithstanding the foregoing, the rights of the Class X Certificateholders are subject to and subordinate to the Class A Certificateholders and the Spread Account Requirement as described in Section 6.05(a) and 6.09(b)(iii).

     After the time of the issuance of the Certificates, the Trustee shall, promptly upon receipt, deposit into the Spread Account as distributions in respect of the Class X Interest and retain therein:

          (i) on each Payment Date, the Excess Spread remitted by the Trustee pursuant to Section 6.05(d)(ii) for the related Payment Date;

          (ii) upon receipt, amounts required to be withdrawn from the Insurance Account for deposit in the Spread Account pursuant to Section 6.03(b)(iii); and

          (iii) upon receipt, amounts required to be paid by the Servicer pursuant to Section 6.04(e) or a Class X Certificateholder pursuant to
     Section 6.04(g);

     provided, however, that the Trustee shall not accept funds for deposit into the Spread Account from any Person, other than funds constituting Excess Spread, without the consent of the Certificate Insurer.

     (b) From amounts on deposit in the Spread Account (after giving effect to the deposits therein pursuant to Section 6.09(a)) the Trustee shall make withdrawals on each Payment Date in the following order of priority:

          (i)  to  deposit  in  the   Insurance   Account   the  amount  of  any
     insufficiency in such Account which the Servicer failed to advance pursuant to Section 6.03(a);

          (ii) to deposit in the Collection Account, an amount (the "Spread Account Amount") equal to the excess of (x) the sum of (A) the Fixed Rate Remittance Amount and (B) the Adjustable Rate Remittance Amount over (y) the Available Payment Amount with respect to both Mortgage Loan Groups, less the amounts withdrawn from the Collection Account with respect to both Mortgage Loan Groups, pursuant to Section 6.02(i). Amounts on deposit in the Spread Account shall be available to all Class A Certificateholders pursuant to this clause (ii) without regard to whether such Certificates are Fixed Rate Certificates or Adjustable Rate Certificates;

          (iii) (1) to pay to the Servicer from the Remainder Excess Spread Amount (net of any such amounts paid pursuant to clauses (b)(i) and (b)(ii) above) with respect to any Payment Date for any Reimbursable Amounts and

     (2) the remainder of such Remainder Excess Spread Amount to the Class X Certificateholders;

          (iv) to the extent that the remaining amount then on deposit in the Spread Account then exceeds the Specified Spread Account Requirement as of such Payment Date (such excess, a "Spread Account Excess"), an amount equal to such Spread Account Excess shall be distributed to the Servicer and/or the Representative to the extent of any Reimbursable Amounts; then to the Holders of the Adjustable Rate Certificateholders in payment of any LIBOR Interest Carryover to the extent attributable to the Mortgage Loans in the Adjustable Rate Group; and last, to the Holders of the Class X Certificates.

and also, in no particular order of priority:

          (v) to invest amounts on deposit in the Spread Account in Permitted Instruments pursuant to Section 6.04;

          (vi) to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error; and

          (vii) to clear and terminate the Spread Account upon the termination of this Agreement.

     (c) Any amounts which are required to be withdrawn from the Spread Account pursuant to paragraph (b) above shall be withdrawn from the Spread Account in the following order of priority: (i) first, from any uninvested funds therein and (ii) second, from the proceeds of the liquidation of any investments therein pursuant to Section 6.04(b).

     (d) Upon the earlier to occur of the Cross-Over Date or the Payment Date on which all amounts due have been paid to the Class A Certificateholders, including the Certificate Insurer as subrogee of the Class A Certificateholders, the Trustee shall:

               (A) clear and terminate the Spread Account, liquidate any investments therein and distribute any uninvested funds therein or the proceeds of such liquidation to the Servicer and/or the Representative to the extent of any Reimbursable Amounts and the remainder to the Class X Certificateholders;

               (B) distribute future receipts of the Excess Spread to the Servicer and/or the Representative to the extent of any Reimbursable Amounts and the remainder to the Class X Certificateholders.

ARTICLE VII

GENERAL SERVICING PROCEDURES

     Section 7.01 Assumption Agreements.

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. The Servicer is also authorized with the prior approval of the Certificate Insurer to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Depositors, the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or to the Custodian on behalf of the Trustee) the original of such substitution or assumption agreement and a duplicate thereof to the Depositors and the Certificate Insurer, which original shall be added by the Trustee (or by the Custodian on behalf of the Trustee) to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     With respect to any mortgage loan secured by an interest in an Illinois Land Trust, if the Servicer receives notice of the sale of the beneficial interest in a Illinois Land Trust or the related Mortgaged Property by the holder of a First Lien secured thereby to a Person other than the Servicer, the Depositors or the Trustee, then, prior to distribution of any proceeds of such sale, the Servicer shall demand in writing that such holder of a First Lien pay the amount necessary to satisfy all indebtedness under the Mortgage Loan from the proceeds of such sale. If such holder of a First Lien so requests, the Servicer shall furnish reasonable proof of the Depositor's and Trustee's interest with respect to such proceeds. Unless and until the Servicer has received instruction otherwise from the Majority in Aggregate Voting Interest (with the consent of the Certificate Insurer) or from the Certificate Insurer, the Servicer shall, with respect to any such First Lien and the related Mortgage Loan, follow servicing standards consistent with those of prudent lending institutions in the geographic area where the Mortgaged Property is located, including the making of any appropriate Servicing Advances with respect thereto. In any event, the Servicer shall follow any instructions from the Majority in Aggregate Voting Interest with the consent of the Certificate Insurer or from the Certificate Insurer as soon as practicable following receipt thereof.

     Section 7.02 Satisfaction of Mortgages and Release of Mortgage Files.

     The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Certificateholders or the Certificate Insurer may have under the mortgage instruments subject to Section
5.01 hereof.  The Servicer  shall  maintain the Fidelity Bond as provided for in
Section 5.09 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee or the Custodian on behalf of the Trustee by an Officers' Certificate in the form of Exhibit B attached to the Custodial Agreement (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee or the Custodian on behalf of the Trustee shall promptly release the related Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable by the Servicer and shall not be reimbursed from the Principal and Interest Account or the Collection Account.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Trustee or the Custodian on behalf of the Trustee shall, upon request of the Servicer and delivery to the Trustee or the Custodian on behalf of the Trustee of a certification in the form of Exhibit B attached to the Custodial Agreement signed, by a Servicing Officer, promptly release the related Mortgage File to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Mortgage File or any document released therefrom to the Trustee or the Custodian on behalf of the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account and remitted to the Trustee for deposit in the Collection

Account or the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released promptly by the Trustee to the Servicer.

     The Trustee shall promptly execute and deliver to the Servicer any legal notices, court pleadings, requests for trustee's sale in respect of a Mortgaged Property or any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee will promptly sign and deliver, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.

     Section 7.03 Servicing Compensation.

     As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Principal and Interest Account or to retain from interest payments on the Mortgage Loans, the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees (including bad check charges, late payment fees and similar fees), interest paid on funds on deposit in the Principal and Interest Account, amounts remitted pursuant to Section 6.03(b)(iv) and Excess Proceeds shall be retained by or remitted to the Servicer, to the extent not otherwise required to be remitted to the Trustee for deposit in the Collection Account and not constituting the Representative's Yield. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Representative's Yield is the property of the Representative, and not the property of the Servicer, and such ownership shall not be affected by any termination of the Servicer.

     Section 7.04 Annual Statement as to Compliance.

     The Servicer will deliver to the Certificate Insurer, the Trustee and each Rating Agency, not later than the last day of the fourth month following the end of the Servicer's fiscal year, which currently ends on December 31, beginning with the fiscal year ending December 31, 1998, an Officers' Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VIII, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the
Servicer to cure such default. The Servicer shall promptly notify the Certificate Insurer, the Trustee and each Rating Agency promptly upon any change in the basis on which its fiscal year is determined.

     Section 7.05 Annual Independent Public Accountants' Servicing Report.

     Not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning with the fiscal year ending December 31, 1998, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish a letter or letters to the Certificate Insurer, the Trustee and each Rating Agency to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

     Section 7.06 Right to Examine Servicer Records.

     The Trustee or the Trustee at the request of a Majority in Aggregate Voting Interest (or the representatives thereof) and the Certificate Insurer shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

     Section 7.07 Reports to the Trustee; Principal and Interest Account Statements.

     If the Principal and Interest Account is not maintained with the Trustee, then not later than 25 days after each Payment Date, the Servicer shall forward to the Certificate Insurer and the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the end of the preceding Due Period and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 5.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 5.04, the aggregate amount of permitted withdrawals not made in the related period, and the amount of Advances, if any, for the related period.

ARTICLE VIII

REPORTS TO BE PROVIDED BY SERVICER

     Section 8.01 Financial Statements.

     The Servicer will furnish to the Certificate Insurer, the Depositors or the Trustee on request interim, unaudited financial statements of the Servicer relating to periods subsequent to the most recent annual audited period.

     The Servicer also agrees to make available on a reasonable basis to the Certificate Insurer, the Depositor, the Trustee, any Certificateholder or any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer.

ARTICLE IX

THE SERVICER

     Section 9.01 Indemnification; Third Party Claims.

     The Servicer agrees to indemnify and hold the Depositors, the Custodian, the Trustee, the Certificate Insurer and each Holder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Custodian, the Certificate Insurer and any Holder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage
Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Depositors, the Trustee, the Custodian, the Certificate Insurer and each Certificateholder, if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee and the Certificate Insurer) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Certificate Insurer and/or any Certificateholder in respect of such claim. The Trustee may, if necessary, reimburse the Servicer from amounts otherwise distributable on the Class X Certificates for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall have no lien on the assets of the Trust with respect to amounts advanced pursuant to this Section 9.01 directly as a result of Servicer's failure to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

     Section 9.02 Merger or Consolidation of the Servicer.

     The Servicer will each keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or the Representative shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be the successor of the Servicer or the Representative, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Trustee, the Certificate Insurer and each Rating Agency.

     Section 9.03 Limitation on Liability of the Servicer and Others.

     The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend, any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

     Section 9.04 Servicer Not to Resign.

     The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Representative (if the Representative is not the Servicer), the Certificate Insurer, the Trustee and the Majority in Aggregate Voting Interest, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Representative (if the Representative is not the Servicer) and the Certificate Insurer, which Opinion of Counsel shall be in form and substance acceptable to the Certificate Insurer and the Trustee. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02. The Servicer shall promptly notify each Rating Agency promptly of its intention to resign pursuant to this Section 9.04.

     Section 9.05 Removal of Servicer.

     The Depositors may, with the prior written consent of the Certificate Insurer and a Majority in Aggregate Voting Interest, remove the Servicer upon 90 days' prior written notice to the Servicer. No such removal shall become effective until a successor (other than the Trustee, unless the Trustee agrees to so act) has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02. The Servicer shall promptly notify each Rating Agency of such removal.

ARTICLE X

SERVICER DEFAULT

     Section 10.01 Servicer Default.

     (a) In case one or more of the following events (each a "Servicer Default") by the Servicer shall occur and be continuing:

          (i) (A) an Event of Nonpayment (subject to paragraph (c) below); (B) the failure by the Servicer to make any required Servicing Advance (other than a Nonrecoverable Advance), to the extent such failure materially and adversely affects the interests of the Certificate Insurer or the Certificateholders; (C) the failure by the Servicer to make a required Advance (other than a Nonrecoverable Advance) pursuant to the second paragraph of Section 6.08; or (D) any other failure by the Servicer to remit to the Trustee for the benefit of any Holders, any payment required to be made under the terms of this Agreement (other than a Nonrecoverable Advance) which continues unremedied after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to a Servicing Officer of the Servicer by the Certificate Insurer, the Trustee or to a Servicing Officer of the Servicer and the Trustee by any Holder; or

          (ii) the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Certificate Insurer or the Trustee or to the Servicer and the Trustee by any Holder or the Certificate Insurer; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (vi) the Servicer shall fail for 60 days to pay, or bond against, an unappealable, undischarged, unvacated and unstayed final judgment by a court of competent jurisdiction in an aggregate amount of $250,000 or more;

          (vii) if (a) on the sixth Payment Date or on any Payment Date thereafter prior to the twelfth Payment Date, the Loss Coverage Ratio is greater than or equal to 25%, (b) on the twelfth Payment Date or on any Payment Date thereafter prior to the eighteenth Payment Date, the Loss Coverage Ratio is greater than or equal to 40%, (c) on the eighteenth Payment Date or on any Payment Date thereafter prior to the twenty-fourth Payment Date, the Loss Coverage Ratio is greater than or equal to 55%, (d) on the twenty-fourth Payment Date or on any Payment Date thereafter prior to the thirty-sixth Payment Date, the Loss Coverage Ratio is greater than or equal to 70%, or (e) on the thirty-sixth Payment Date or on any Payment Date thereafter, the Loss Coverage Ratio is greater than or equal to 80%.

     (b) then, and in each and every such case, so long as such Servicer Default shall not have been remedied, and in the case of clause (i) above (except for clause (i)(C)), if such Servicer Default shall not have been remedied within three Business Days after the Servicer has received notice of such Servicer Default, (x) with respect solely to clause (i)(C) above, if such Advance is not made by 4:00 p.m. New York time on the second Business Day prior to the applicable Payment Date, the Certificate Insurer or the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer, and the Trustee shall notify each Certificateholder and, unless such failure is cured, either by receipt of payment or receipt of evidence satisfactory to the Certificate Insurer (e.g., a wire reference number communicated by the sending bank; the Certificate Insurer shall notify the Trustee, if the Certificate Insurer receives satisfactory evidence that such funds have been sent), by 12:00 noon New York time on the following Business Day, the Trustee, or a successor servicer appointed in accordance with Section 10.02, shall immediately make such Advance (unless such Advance is a Nonrecoverable Advance) and assume, pursuant to Section 10.02 hereof, the duties of a successor Servicer; and (y) in the case of clauses (i)(A), (i)(B), (i)(D),
(ii), (iii), (iv), (v), (vi) and (vii) above, the Majority in Aggregate Voting Interest, subject to the prior written consent of the Certificate Insurer, which consent may not be unreasonably withheld, or the Certificate Insurer, by notice in writing to the Servicer and a Responsible Officer of the

Trustee may, in addition to whatever rights they or it may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer. Upon receipt by the Servicer of a second written notice (except relative to clause (i)(C) above) from the Majority in Aggregate Voting Interest, subject to the prior written consent of the Certificate Insurer, which consent may not be unreasonably withheld, or the Certificate Insurer stating that they or it intend to terminate the Servicer as a result of such Servicer Default, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the extent required by this Agreement. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee, for the benefit of the Holders of the Certificates, or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the Principal and Interest Account or thereafter received with respect to the Mortgage Loans.

     The Trustee shall not be deemed to have knowledge of a Servicer Default unless a Responsible Officer thereof has received written notice thereof.

     (c) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Nonpayment or a Performance Default of which the Certificate Insurer has knowledge, the Certificate Insurer shall promptly notify the Trustee. During any applicable grace period following receipt of such notice (or immediately following such notice in the case of a Performance Default), the Trustee and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such Event of Nonpayment is in their reasonable business judgment or Performance Default is in the reasonable business judgment of the Certificate Insurer (x) the result of the acts or omissions of the Servicer or (y) the result of events beyond the control of the Servicer. If the Trustee and the Certificate Insurer conclude that such Event of Nonpayment or Performance Default is the result of the latter, Section 10.01(b) above shall not apply, and the Servicer shall not be terminated, unless and until an Event of Default unrelated to such Event of Nonpayment or Performance Default has occurred and is continuing, whether or not the Servicer has cured such Event of Nonpayment or Performance Default. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment or Performance Default is the result of the former, the Certificate Insurer or the Majority in Aggregate Voting Interest, as the case may be, may terminate the Servicer in accordance with Section 10.01(b) above, provided that the Trustee shall have until the 60th day following the date of receipt of notice of the Event of Nonpayment or Performance Default to either assume the servicing or appoint a successor servicer pursuant to Section 10.02 hereof.

     If the Trustee and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the Event of Nonpayment or Performance Default, the decision of the Certificate Insurer shall control; provided, however, that if the Certificate Insurer decides to terminate the Servicer, the Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Certificate Insurer.

     The Trustee shall promptly notify each Rating Agency, the Certificate Insurer, the Trustee and each Certificateholder, of the occurrence of a Servicer Default.

     Section 10.02 Trustee to Act; Appointment of Successor Servicer.

     On and after the time the Servicer receives a notice of termination pursuant to Section 10.01, or the Trustee receives the resignation of the
Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04, or the Servicer is removed as servicer pursuant to this Article X (in which event the Trustee shall promptly notify each Rating Agency), except as otherwise provided in Section 10.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the Trustee shall not be liable for any actions of any servicer prior to the Trustee becoming the Servicer under this Agreement. The Trustee shall be obligated to make advances pursuant to Sections 5.10, 5.13 and 6.08 unless, and only to the extent the Trustee determines reasonably and in good faith that, such advances would not be recoverable pursuant to Section 5.04(ii) or 6.05(d)(v) and (vi), such determination to be evidenced by a certification of a Responsible Officer of the Trustee delivered to the Certificate Insurer; provided that the Trustee shall not be required to make an advance from its own funds if such advance is prohibited by law. As compensation therefor, the Trustee, or any successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 5.04 and from the Collection Account pursuant to Section 6.05 if the Servicer had continued to act as servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 7.01 and 7.03. In no event shall the assets of the Trust include, nor the Trustee or any other successor servicer acquire any rights to, the Representative's Yield.

     Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, and shall, if it is unable to so act or if the Majority in Aggregate Voting Interest (with the consent of the Certificate Insurer), or the Certificate Insurer so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer, which acceptance shall not be unreasonably withheld, that has a net worth of not less than $15,000,000 and which is approved as a servicer by FNMA and FHLMC as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise. In the event the Trustee is required to solicit bids, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Advances. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder (other than the Trustee) shall be effective until the Trustee and the Certificate Insurer shall have consented thereto. The Trustee shall not resign as servicer until a successor servicer reasonably acceptable to the Certificate Insurer has been appointed.

     Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 8.03, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement. The Servicer, the Trustee, any Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 10.03 Waiver of Defaults.

     The Certificate Insurer or a Majority in Aggregate Voting Interest may, on behalf of all Certificateholders, and subject to the consent of the Certificate Insurer, which consent may not be unreasonably withheld, waive any events permitting removal of the Servicer as servicer pursuant to this Article X. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to each Rating Agency.

     Section 10.04 Control by Majority in Aggregate Voting Interest.

     The Certificate Insurer, or the Majority in Aggregate Voting Interest with the consent of the Certificate Insurer, which consent may not be unreasonably withheld, may direct the time, method and place of conducting any proceeding relating to the assets of the Trust or the Certificates or for any remedy available to the Trustee with respect to the Certificates, or exercising any trust or power conferred on the Trustee with respect to the Certificates or the assets of the Trust, provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Agreement;

          (ii) the Trustee shall have been provided with indemnity satisfactory to it; and

          (iii) the Trustee may take any other action deemed proper by it which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing. If inconsistent directions are given, the Certificate Insurer's directions shall control.

ARTICLE XI

TERMINATION

     Section 11.01 Termination.

     Subject to Section 11.03, this Agreement shall terminate upon notice to the Trustee of either: (a) the collection with respect to the last Mortgage Loan (or Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing.

     Subject to Section 11.03, the Servicer may, at its option, elect to terminate this Agreement on any date following the first Payment Date on which the Pool Principal Balance is less than 10% of the Original Pool Principal Balance (such Payment Date being the "Optional Purchase Date") by causing the Trust to sell (which may be to the Depositors or the Residual or Class X Certificateholders), as of the last day of the Due Period with respect to the next succeeding Payment Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the fair market value thereof (determined as provided below); provided, that the Trust shall not sell the Mortgage Loans and REO Properties if the Termination Price to be received is less than the sum of (x) 100% of the aggregate Principal Balance of the outstanding Mortgage Loans and REO Properties and (y) accrued and unpaid interest on each such Mortgage Loan at a rate equal to its respective Mortgage Interest Rate and (z) any unpaid LIBOR Interest Carryover. In connection with any such sale, the Servicer shall pay any outstanding and unpaid fees and expenses of the Trustee and the Certificate Insurer relating to this Agreement that such parties would otherwise have been entitled to pursuant to Section 6.05(d).

     The fair market value of the outstanding Mortgage Loans and REO Properties for purposes of this Section 11.01 shall be an amount equal to the average of the bid prices for such assets taken as a whole, provided to the Servicer by two Independent, nationally recognized dealers in whole loans substantially similar to the Mortgage Loans.

     Any such sale pursuant to this Section 11.01 shall be accomplished by depositing into the Collection Account, on the third Business Day immediately preceding the final Payment Date on which such purchase is to be effected, the amount of the Termination Price. On the same day that the Termination Price is deposited into the Collection Account, any other amounts then on deposit in the Principal and Interest Account shall be transferred to the Collection Account pursuant to Section 5.04(ii) for payment to Certificateholders pursuant to
Section 6.05(d) on the final Payment Date as specified in the notice to Certificateholders described below; provided, that the amount of any unpaid LIBOR Interest Carryover shall not be paid from any of the Trust REMICs but shall be treated as paid directly from the purchaser of the Mortgage Loans to the Class A-1A Certificateholders. Any amounts received with respect to the Mortgage Loans and REO Properties subsequent to the last day of the related Due Period shall belong to the Person purchasing the Mortgage Loans and REO Properties. Promptly upon receipt of the Termination Price, the Trustee shall release (or cause to be released) each related Mortgage File to the Person purchasing the Mortgage Loans and REO Properties as set forth herein.

     Notice of any termination, specifying the Payment Date upon which this Agreement will terminate shall be given promptly by the Trustee by letter to the Certificateholders mailed during the month of such final Payment Date before the Determination Date in such month, specifying (i) the Payment Date upon which final payment of the Certificates will be made and (ii) the amount of any such final payment. The obligations of the Certificate Insurer hereunder shall terminate upon the deposit by the Servicer with the Trustee for deposit into the Collection Account of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above.

     Each Holder is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has made the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

     In the event that any amount due to any Class A Certificateholder remains unclaimed, the Servicer shall, at the expense of the Trust Fund, which amount shall be allocated to the Upper-Tier REMIC, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. If, within the period then specified in the escheat laws of the State of New York after such publication such amount remains unclaimed, the Class R Certificateholders shall be entitled to all unclaimed funds, and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholders for payment.

     Section 11.02 Additional Termination Requirements.

     In the event the  Servicer  exercises  its  purchase  option as provided in
Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on prohibited transactions" of any Trust REMIC as defined in
Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 89 days prior to the final Payment Date the Trustee shall designate a date as the date of adoption of a plan of complete liquidation of such REMIC under Section 860F of the Code and any regulations thereunder and shall specify such date in the Trust REMICs' final federal income tax returns;

          (ii) At or after the date of such a plan of complete liquidation and at or prior to the final Payment Date, the Trustee shall sell all of the assets of the Trust Fund to the Servicer or the Certificate Insurer for cash;

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited (A) to the Fixed Rate Certificateholders, the Fixed Rate Principal Balance, plus one month's interest on each Class of Fixed Rate Certificates at the respective Pass-Through Rate, (B) pro rata with
     (A),  to  the  Adjustable  Rate  Certificateholders,  the  Adjustable  Rate
     Principal Balance, plus one month's interest on the Adjustable Rate Certificates at the Class A-1A Pass-Through Rate, (C) after such payments to the Class A Certificateholders, to the Class X Certificateholders, the amount if any accrued but unpaid Excess Spread and (D) to the Class R Certificateholders, all cash on hand after such payment to the Class A and Class X Certificateholders (other than cash retained to meet claims), and each Trust REMIC and the Trust Fund shall terminate at such time; and

          (iv) In no event may the final payment on the Certificates (except to the extent permitted in Section 11.01 with respect to Certificateholders who fail to surrender their Certificates) be made after the 89th day from the date of such plan of complete liquidation.

     Section 11.03 Accounting Upon Termination of Servicer.

     Upon termination of the Servicer under Article X hereof, the Servicer shall:

     (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in any Principal and Interest Account;

     (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee, the Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

     (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders, a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

     (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

     Section 11.04 Representative's Right to Representative's Yield Absolute.

     The Representative's right to receive the Representative's Yield with respect to each Mortgage Loan shall be absolute and unconditional, and shall survive notwithstanding the termination of the rights and obligations of the Servicer hereunder, the resignation of the Servicer or the termination of this Agreement. The Representative's right to receive the Representative's Yield shall not be subject to offset or counterclaim, whether or not such right has been assigned in whole or in part, notwithstanding any breach of any representation or warranty of the Representative or any Depositor under this Agreement or any default by the Representative or any Depositor of any of its obligations or covenants under this Agreement. The Representative shall have the right to assign any or all of its rights in and to the Representative's Yield, without notice to or the consent of any party to this Agreement or any Certificateholder.

     Section 11.05 Termination Upon Loss of REMIC Status.

     (a) Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case, from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that any Trust REMIC does not and will no longer qualify as a REMIC pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination (i) the Majority in Voting Interest may direct the Trustee on behalf of each Trust REMIC to adopt a "plan of complete liquidation" (within the meaning of Section 860F(a)(4)(B)(i) of the Code) and (ii) the Certificate Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from the Trust Fund all Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Fund at a price equal to the Termination Price. Upon receipt of notice from the Certificate Insurer, the Trustee shall notify the Class R, Class MR and Class LR Certificateholders of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Holders of a majority of the Percentage Interest of the Class R, Class MR and Class LR Certificates, respectively, then outstanding may, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Fund at a purchase price equal to the Termination Price. Any such purchase shall be accomplished in the manner set forth in Section 11.01.

     (b) If, during the Purchase Option Period, each of the Class R, Class MR and Class LR Certificateholders have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Majority in Aggregate Voting Interest have given the Trustee the direction described in clause (a)(i) above, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Fund, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust Fund, the distribution of the proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 60th day, or such later day as the Majority in Aggregate Voting Interest shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Trust Fund described in clause (a)(ii) preceding, the Certificate Insurer shall so purchase the Trust Fund within 60 days after the expiration of the Purchase Option Period.

     (c) Following a Final Determination, the Holders of a majority of the Percentage Interest of the Class R, Class MR and Class LR Certificates then outstanding may, at their option and upon delivery to the Class A and Class X Certificateholders and the Certificate Insurer of an opinion of nationally recognized tax counsel selected by the Holders of the Class R, Class MR and Class LR Certificates, which opinion shall be reasonably satisfactory in form and substance to the Majority in Aggregate Voting Interest and the Certificate Insurer, to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of each Trust REMIC will be subject to federal taxation, purchase from the Trust Fund all Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Fund at a purchase price equal to the Termination Price. Any such purchase shall be accomplished in the manner set forth in Section 11.01. The foregoing opinion shall be deemed satisfactory unless the Majority in Aggregate Voting Interest give the Holders of a majority of the Percentage Interest of the Class R, Class MR and Class LR Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

ARTICLE XII

THE TRUSTEE

     Section 12.01 Duties of Trustee.

     The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or either Depositor hereunder. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall notify the Certificate Insurer and request written instructions as to the action it deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the Certificate Insurer who shall then direct the Trustee as to the action, if any, to be taken.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of a Servicer Default, and after the curing of all Servicer Defaults which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or the Class A Certificateholders, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default or Servicer Default unless a Responsible Officer of the Trustee shall have received notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Servicer Default;

          (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

          (vi) Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund or any Trust REMIC,
     (D) to confirm or verify the
     contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; and

          (vii) The Trustee shall not be deemed a fiduciary for the Certificate Insurer in its capacity as such, except to the extent the Certificate Insurer has made an Insured Payment and is thereby subrogated to the rights of the Certificateholders with respect thereto.

     Section 12.02 Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 12.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificate Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of a Servicer Default hereunder and after the curing of all Defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or Holders of Class A Certificates evidencing not less than 25% of the sum of the Fixed Rate Principal Balance and the Adjustable Rate Principal Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds;

          (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

          (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder, including, without limitation, under
     Section 2.06 hereof, either directly or by or through agents or attorney.

     (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets, including substitutions, to the Trust Fund or any Trust REMIC, unless the Trustee shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund or any Trust REMIC will not cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any Trust REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     Section 12.03 Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositors of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Principal and Interest Account by the Servicer. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.

     Section 12.04 Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

     Section 12.05 Servicer to Pay Trustee's Fees and Expenses.

     The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, including the powers and duties described in
Section 2.07 hereof, and the Servicer will pay or reimburse the Trustee upon its request, and, if such amounts are not paid by the Servicer within thirty (30) days of demand therefor, with interest thereon at the Trustee's prime rate (which prime rate shall not exceed 10% per annum), for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including, without limitation, the reasonable fees, expenses and disbursements of its counsel (including, reasonable compensation of its in-house counsel on an hourly basis) and of all persons not regularly in its employ, including any agents, attorneys and accountants of the Trustee, as described in Section 2.07(a) hereof) and such out-of-pocket expenses as may be incurred by the Trustee in assuming servicing responsibilities under Section 10.02 hereof, such reimbursable amounts to include expenses incurred due to the Servicer's failure to properly discharge its responsibilities hereunder or to the representations and warranties as to any Mortgage Loan or Loans being untrue, but not to include general overhead incurred by the Trustee as a result of becoming Successor Servicer (provided however, prior to incurring such expenses, disbursements and advances ("costs"), the Trustee will give the Servicer an opportunity to provide such services to render such costs unnecessary), except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee shall have no lien on the Trust Fund or any Trust REMIC for the payment of its fees and expenses. Failure by the Servicer to pay any such fees or other expenses shall not relieve the Trustee of its obligation hereunder. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, and (ii) resulting from any error in any tax or information return prepared by the Servicer. The obligations of the Servicer under this Section
12.05 shall survive termination of the Servicer and payment of the Certificates, and shall extend to any co-trustee appointed pursuant to this Article XII. The compensation due to the Trustee pursuant to this Section 12.05 shall be paid by the Servicer from it own funds.

     Section 12.06 Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be (i) a banking association organized and doing business under the laws of any state or the United State of America, (ii) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Fund asset on behalf of the
Certificateholders, (iii) having a combined capital and surplus of at least $50,000,000, (iv) whose long-term deposits, if any, shall be rated at least "BBB" by S&P or such lower long-term deposit rating by S&P as may be approved in writing by the Certificate Insurer and S&P, and with a long-term deposit rating of at least "Baa2" from Moody's (or such lower rating which would not cause Moody's to reduce its then current ratings of the Class A Certificates), (v) is subject to supervision or examination by federal or state authority and (vi) is reasonably acceptable to the Certificate Insurer as evidenced in writing. If such banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 12.06 its combined capital and surplus shall be deemed to be as set forth in it most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall give notice of such ineligibility to the Certificate Insurer and shall resign, upon the request of the Certificate Insurer or the Majority in Aggregate Voting Interest, in the manner and with the effect specified in Section 12.07.

     Section 12.07 Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Certificate
Insurer and to all Certificateholders. Upon receiving such notice of resignation, the Servicer shall, with the consent of the Certificate Insurer, promptly appoint a successor trustee by written instrument, in duplicate, which Instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Servicer. Unless a successor trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by the Servicer, the Certificate Insurer or the Majority in Aggregate Voting Interest, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Servicer.

     The Majority in Aggregate Voting Interest or, if the Trustee fails to perform in accordance with this Agreement, the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, or by the Certificate Insurer, as the case may be, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the Successor Trustee so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 12.08.

     Section 12.08 Successor Trustee.

     Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Trustee's Mortgage Files and related documents and statement held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers duties and obligations.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06.

     Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses shown in the Certificate Register and to Moody's and S&P. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

     Section 12.09 Merger or Consolidation of Trustee.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 12.10 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer with written notice to Moody's to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicer Default shall have occurred and be continuing, the Trustee alone (with the consent of the Certificate Insurer with written notice to Moody's) shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 12.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 12.11 Appointment of Custodians.

     The Trustee may, with the consent of the Servicer and the Certificate Insurer and notice to Moody's, appoint one or more Custodians to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. BankBoston is initially appointed Custodian with respect to all Mortgage Loans and, for so long as it shall be the Custodian hereunder, agrees to comply with the terms of the provisions of Exhibit N hereto applicable to the duties of the Custodian. Subject to this Article XII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Certificate Insurer. The Servicer shall be liable for the fees of any Custodian appointed hereunder. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File. Each Custodial Agreement may be amended only as provided in Section 13.02.

     Section 12.12 Protection of Trust Fund.

     (a) The Trustee will hold the Trust Fund in trust for the benefit of the Holders and the Certificate Insurer and, upon request of the Certificate Insurer, or, with the consent of the Certificate Insurer, at the request of the Depositors, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 13.02 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request to:

          (i) more  effectively  hold in trust all or any  portion  of the Trust
     Fund;

          (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

          (iii) enforce any of the Mortgage Loans; or

          (iv) preserve and defend title to the Trust Fund and the rights of the Trustee, and the ownership Interests of the Holders represented thereby, in such Trust Fund against the claims of all Persons and parties.

     The Trustee shall send copies of any request received from the Certificate Insurer or the Depositors to take any action pursuant to this Section 12.12 to the others.

     (b) Subject to Article X hereof, the Trustee shall have the power to enforce, and shall enforce the obligations of the other parties to this Agreement and of the Certificate Insurer, by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Holders; provided, however, that nothing in this Section 12.12 shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and second (ii) when required by this Agreement, have been requested to take such action by the Majority in Aggregate Voting Interest, the Certificate Insurer or the Depositors in accordance with the terms of this Agreement.

     (c) The Trustee shall execute any instrument required pursuant to this Section so long as such Instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

     Section 13.01 The Certificate Insurer.

     Any right conferred to the Certificate Insurer hereunder shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy, and its rights during such period shall vest in the Majority in Aggregate Voting Interest. At such time as the Certificates are no longer outstanding, and no amounts owed to the Certificate Insurer hereunder remain unpaid and the Certificate Insurance Policy has expired in accordance with its terms, the Certificate Insurer's rights hereunder shall terminate.

     Section 13.02 Amendment.

     (a) This Agreement may be amended from time to time by the Depositors and the Servicer by written agreement, upon the prior written consent of the Trustee and the Certificate Insurer, without notice to or consent of the Certificateholders, to cure any ambiguity or mistake, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or any Custodial Agreement; provided, however, that such action shall not adversely affect the interests of any Certificateholder or the Certificate Insurer, as evidenced by an Opinion of Counsel or written notification from each Rating Agency to the effect that such amendment will not cause such Rating Agency to lower or withdraw the then current ratings on the Certificates, at the expense of the party requesting the change, delivered to the Certificate Insurer, the Trustee and the Depositors; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to each Rating Agency of any amendment made pursuant to this
Section 13.02(a).

     (b) This Agreement may be amended from time to time by the Depositors and the Servicer, with the consent of the Trustee and the Certificate Insurer, the Majority in Aggregate Voting Interest of the Class A Certificates and the Holders of the majority of the Percentage Interest in the Class R, Class MR and Class LR Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, any payments which are required to be distributed on any Class A Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby. Prior notice of any proposed amendment pursuant to this Section 13.02(b) shall be given to each Rating Agency.

     (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     (d) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Representative, any Depositor, the Certificate Insurer or the Trustee in accordance with such amendment will not result in the imposition of a tax on any Trust REMIC or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. No amendment shall have the effect of varying the latest possible maturity, principal amount or interest rate of the Trust unless the Trustee shall have received an Opinion of Counsel that the amendment will not cause the regular interest to lack fixed terms within the meaning of the REMIC provisions.

     (e) An amendment or supplement to the original issue discount legend shall not be an amendment or supplement for purposes of this Article 13.

     Section 13.03 Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Holders' or Certificate Insurer's expense on direction and at the expense of the Majority in Aggregate Voting Interest or the Certificate Insurer requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Certificate Insurer or is necessary for the administration or servicing of the Mortgage Loans.

     Section 13.04 Duration of Agreement.

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 13.05 Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

     Section 13.06 Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the  Servicer  and the  Representative,  EquiCredit  Corporation  of
America,  10401  Deerwood  Park  Boulevard,   Jacksonville,  Florida  32256-0505
Attention: General Counsel, or such other addresses as may hereafter be furnished to the Trustee in writing by the Representative and the Servicer, (ii) in the case of each Depositor, c/o EquiCredit Corporation of America, 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505 Attention: General Counsel, or such other addresses as may hereafter be furnished to the Trustee in writing by such Depositor, (iii) in the case of the Certificateholders, as set forth in the Certificate Register, (iv) in the case of the Trustee, U.S. Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention: Corporate Trust Department, (v) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: Home Equity Monitoring Group, (vi) in the case of S&P, 26 Broadway, New York, New York 10004,
Attention: Ms. Nancy Gigante and (vii) in the case of the Certificate Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004,
Attention: Structured Financed MBS (re: EQCC Home Equity Loan Trust 1998-1). Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

     Section 13.07 Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 13.08 No Partnership.

     Except for federal, state and local income, franchise or similar tax purposes, nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

     Section 13.09 Counterparts.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     Section 13.10 Successors and Assigns.

     This  Agreement  shall  inure to the  benefit  of and be  binding  upon the
Representative,   the   Servicer,   the   Depositors,   the   Trustee   and  the
Certificateholders and their respective successors and assigns.

     Section 13.11 Headings.

     The headings of the various Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 13.12 Limitation of Liability of Trustee.

     Notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank National Association not in its individual capacity but solely as Trustee and in no event shall U.S. Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Depositors hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust Fund.

     Section 13.13 Limitations on Rights of Others.

     The provisions of this Agreement are solely for the benefit of the Depositors, the Servicer, the Trustee, the Certificateholders and the Originators and nothing in this Agreement whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the assets of the Trust or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. The Certificate Insurer is an intended third party beneficiary of this Agreement.

     Section 13.14 No Petition.

     The Servicer and the Trustee by entering into this Agreement hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of this Agreement pursuant to Article XI hereof, acquiesce, petition or otherwise invoke or cause the Depositors to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositors under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of each of the Depositors or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of each of the Depositors.

     Section 13.15 Third Party Beneficiary .

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and, in addition, shall inure to the benefit of Certificateholders and, to the extent provided herein, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

     IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositors have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                        By:_______________________________
                                             Name:
                                             Title:

                                        EQUICREDIT CORPORATION OF AMERICA,
                                        as Representative and Servicer

                                        By:_______________________________
                                             Name:
                                             Title:

                                        THE DEPOSITORS

                                        EQCC RECEIVABLES CORPORATION

                                        By:_______________________________
                                             Name:
                                             Title:

                                        EQCC ASSET BACKED CORPORATION

                                        By:_______________________________
                                             Name:
                                             Title:

STATE OF NEW YORK                    )
                                     ) ss.:
COUNTY OF NEW YORK                   )

     On the 23rd day of April, 1998 before me, a Notary Public in and for the State of New York, personally appeared James B. Dodd, known to me to be the Vice President of EQCC Receivables Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        -----------------------------
                                                Notary Public

STATE OF NEW YORK                    )
                                     ) ss.:
COUNTY OF NEW YORK                   )

     On the 23rd day of April, 1998 before me, a Notary Public in and for the State of New York, personally appeared James B. Dodd, known to me to be the Vice President of EQCC Asset Backed Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        -----------------------------
                                               Notary Public

STATE OF NEW YORK                    )
                                     ) ss.:
COUNTY OF NEW YORK                   )

     On the 23rd day of April, 1998 before me, a Notary Public in and for the State of New York, personally appeared James B. Dodd, known to me to be the Vice President of EquiCredit Corporation of America, a corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        -----------------------------
                                               Notary Public

STATE OF NEW YORK                    )
                                     ) ss.:
COUNTY OF NEW YORK                   )

     On the 23rd day of April, 1998 before me, a Notary Public in and for the State of New York, personally appeared Melissa A. Rosal, known to me to be Vice President of U.S. Bank National Association, a national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        -----------------------------
                                               Notary Public

EXHIBIT A

CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Depositors pursuant to Section 2.04 of the Pooling and Servicing Agreement), all of which shall be available for inspection by the Trustee and the Custodian, to the extent required by applicable laws:

     1. The original Mortgage Note, with any intervening endorsements, endorsed*/ "Pay to the - order of BankBoston, N.A., as Custodian under the Custodial Agreement dated as of April 1, 1998, Series 1998-1, without recourse" and signed, by facsimile or manual signature, in the name of the Originator transferring such Mortgage Loan to the applicable Depositor pursuant to the Transfer Agreement by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to such Originator, if the Originator from whom the Depositor acquired such Mortgage Loan was not the originator and, with respect to manufactured housing units, the certificate of title, if any;

     2. Either: (i) the original Mortgage, with evidence of recording thereon (and, in the case of a Mortgaged Property held in an Illinois Land Trust, signed by the trustee of such Illinois Land Trust), (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the applicable Depositor (provided, however, that such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Mortgages relating thereto) or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

     3.   Except for a Mortgaged Property held in an Illinois Land Trust, either
          (i) the  original  Assignment  of Mortgage  from the  Originator  to*/
- --------------------
*/ contemporaneously with the issuance of the Certificates, the Depositor shall cause the Custodian to (A) endorse each Mortgage Note to the order of the Trustee, which endorsement shall be in substantially the form set forth in
Section 2.04(a)(i) of the Pooling and Servicing Agreement, with appropriate alterations to reflect the interest of the Trustee and the limited nature of the Custodian's interest therein as may be acceptable to the Depositors, the Servicer

          BankBoston, N.A., as Custodian under the Custodial Agreement dated as of April 1, 1998: or in blank pursuant to the Transfer Agreement;

     4. The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same.

     5. All intervening assignments, if any, showing a complete chain of assignment from the originator to the applicable Originator, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the applicable Originator as a true copy of the original of such intervening assignments;

     6. Originals of all assumption and modification agreements, if any or a copy certified as a true copy by a Responsible Officer of the applicable Originator.

     7. Except for a Mortgaged Property held in an Illinois Land Trust, either: (i) originals of all intervening assignments, if any showing a complete chain of title from the originator to the applicable Depositor, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost.

     8. If the Mortgaged Property is held in an Illinois Land Trust, the original Assignment of Beneficial Interest, or, if the trustee of such Illinois Land Trust retains such original Assignment of Beneficial Interest, a certified
- --------------------
and the Trustee, (B) execute each Assignment of Mortgage to the Trustee, which assignment shall be in substantially the form set forth in Section 2.04(c) of the Pooling and Servicing Agreement, with appropriate alterations to reflect the interest of the Trustee and (C) with respect to each Illinois Land Trust, execute a Reassignment of Assignment of Beneficial Interest to the Trustee, which reassignment shall be substantially in the form set forth in Section 2.04(h) of the Pooling and Servicing Agreement, with appropriate alterations to reflect the interest of the Trustee. Upon the occurrence of Recordation Trigger, the Servicer shall promptly cause each Assignment of Mortgage to be recorded in the applicable recording office in the name of the Trustee.

          true copy of such Assignment of Beneficial Interest so certified by such trustee;

     9. If the Mortgaged Property is held in an Illinois Land Trust, an original Reassignment of Assignment of Beneficial Interest from the Company to*/ BankBoston, N.A., as - Custodian under the Custodial Agreement dated as of April 1, 1998, Series 1998-1 or in blank. In the event that the Mortgage Loan was acquired by the applicable Originator in a merger, the Reassignment of the Assignment of Beneficial Interest must be by "[Originator], successor by merger to "[name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by such Depositor while doing business under another name, the Reassignment of Assignment of Beneficial Interest must be by "[Originator], formerly known as [previous name]";

     10. If the Mortgaged Property is held in an Illinois Land Trust, originals of all intervening Reassignments of Assignment of Beneficial Interest, showing a complete chain of assignment from the beneficiaries of such Illinois Land Trust to the applicable Originator of all of such beneficiaries' right, title, and interest in, to, and under the trust agreement with respect to such Illinois Land Trust; and

     11. If the Mortgaged Property is held in an Illinois Land Trust, (A) a certified copy of the instrument creating the Illinois Land Trust, (B) a copy of the UCC-1 Financing Statement evidencing the assignment of the Mortgagor's beneficial interest in the Illinois Land Trust, with evidence of filing thereon, and (C) the original personal guaranty of the Mortgage Note, executed by each beneficiary of the Illinois Land Trust.

     12. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

     13.  Residential loan application.

     14.  Verification of employment and income, and tax returns, if any.

     15.  Credit report on the mortgagor.

     16. The full appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling.

     17.  Copy of the First Lien, if in the Servicer's file.

     18. All other papers and records developed or originated by the applicable Depositor or others, required to document the Mortgage Loan or to service the Mortgage Loan.*/
- --------------------
*/ contemporaneously with the issuance of the Certificates, the Depositor shall cause the Custodian to (A) endorse each Mortgage Note to the order of the Trustee, which endorsement shall be in substantially the form set forth in
Section 2.04(a)(i) of the Pooling and Servicing Agreement, with appropriate alterations to reflect the interest of the Trustee and the limited nature of the Custodian's interest therein as may be acceptable to the Depositors, the Servicer and the Trustee, (B) execute each Assignment of Mortgage to the Trustee, which assignment shall be in substantially the form set forth in
Section 2.04(c) of the Pooling and Servicing Agreement, with appropriate alterations to reflect the interest of the Trustee and (C) with respect to each Illinois Land Trust, execute a Reassignment of Assignment of Beneficial Interest to the Trustee, which reassignment shall be substantially in the form set forth in Section 2.04(h) of the Pooling and Servicing Agreement, with appropriate alterations to reflect the interest of the Trustee. Upon the occurrence of Recordation Trigger, the Servicer shall promptly cause each Assignment of Mortgage to be recorded in the applicable recording office in the name of the Trustee.

                                   EXHIBIT B-1

                        [FORM OF CLASS A-1F CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-1F          Original Class A-1F Principal Balance:
No. A-1F-__                        $_________________

Class A-1F Pass-Through Rate:      Original Dollar Amount as of the Cut-off
______%                            Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Fixed Rate
May 15, 1998                       Group: $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-1F Certificates with respect to certain fixed-rate residential first and second mortgage loans (the "Fixed Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Fixed Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Fixed Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-1F Certificates on such Payment Date pursuant to Section 6.05 of the Agreement.

     Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.


                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

                                   EXHIBIT B-2

                        [FORM OF CLASS A-2F CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
            VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE
        THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-2F          Original Class A-2F Principal Balance:
No. A-2F-__                        $_________________

Class A-2F Pass-Through Rate:      Original Dollar Amount as of the Cut-off
______%                            Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Fixed Rate
May 15, 1998                       Group: $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-2F Certificates with respect to certain fixed-rate residential first and second mortgage loans (the "Fixed Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Fixed Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Fixed Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-2F Certificates on such Payment Date pursuant to Section 6.05 of the Agreement.

     Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.



                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

                                   EXHIBIT B-3

                        [FORM OF CLASS A-3F CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-3F          Original Class A-3F Principal Balance:
No. A-3F-__                        $_________________

Class A-3F Pass-Through Rate:      Original Dollar Amount as of the Cut-off
______%                            Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Fixed Rate
May 15, 1998                       Group:  $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-3F Certificates with respect to certain fixed-rate residential first and second mortgage loans (the "Fixed Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Fixed Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Fixed Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-3F Certificates on such Payment Date pursuant to Section 6.05 of the Agreement.

     Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

                                   EXHIBIT B-4

                        [FORM OF CLASS A-4F CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
            VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE
        THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-4F          Original Class A-4F Principal Balance:
No. A-4F-__                        $_________________

Class A-4F Pass-Through Rate:      Original Dollar Amount as of the Cut-off
______%                            Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Fixed Rate
May 15, 1998                       Group: $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-4F Certificates with respect to certain fixed-rate residential first and second mortgage loans (the "Fixed Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Fixed Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Fixed Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-4F Certificates on such Payment Date pursuant to Section 6.05 of the Agreement.

     Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

                                   EXHIBIT B-5

                        [FORM OF CLASS A-5F CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
            VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE
        THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-5F          Original Class A-5F Principal Balance:
No. A-5F-__                        $_________________

Class A-5F Pass-Through Rate:      Original Dollar Amount as of the Cut-off
______%                            Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Fixed Rate
May 15, 1998                       Group: $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-5F Certificates with respect to certain fixed-rate residential first and second mortgage loans (the "Fixed Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Fixed Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Fixed Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-5F Certificates on such Payment Date pursuant to Section 6.05 of the Agreement.

     Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

                                   EXHIBIT B-6

                        [FORM OF CLASS A-6F CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
      OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-6F          Original Class A-6F Principal Balance:
No. A-6F-__                        $_________________

Class A-6F Pass-Through Rate:      Original Dollar Amount as of the Cut-off
______%                            Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Fixed Rate
May 15, 1998                       Group: $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-6F Certificates with respect to certain fixed-rate residential first and second mortgage loans (the "Fixed Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Fixed Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Fixed Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-6F Certificates on such Payment Date pursuant to Section 6.05 of the Agreement.

     Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

                                   EXHIBIT B-7

                        [FORM OF CLASS A-7F CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-7F          Original Class A-7F Principal Balance:
No. A-7F-__                        $_________________

Class A-7F Pass-Through Rate:      Original Dollar Amount as of the Cut-off
______%                            Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Fixed Rate
May 15, 1998                       Group: $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-7F Certificates with respect to certain fixed-rate residential first and second mortgage loans (the "Fixed Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Fixed Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Fixed Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-7F Certificates on such Payment Date pursuant to Section 6.05 of the Agreement.

     Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

                                   EXHIBIT B-8

                        [FORM OF CLASS A-IO CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
         REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-IO          Original Class A-IO Notional Amount:
No. A-IO-__                        $_________________

Class A-IO Pass-Through Rate:      Original Dollar Amount as of the Cut-off
______%                            Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Fixed Rate
May 15, 1998                       Group: $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-IO Certificates with respect to certain fixed-rate residential first and second mortgage loans (the "Fixed Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Fixed Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Fixed Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-IO Certificates on such Payment Date pursuant to Section 6.05 of the Agreement.

     Solely for U.S. federal income tax purposes, this Certificate is a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

                                   EXHIBIT B-9

                        [FORM OF CLASS A-1A CERTIFICATE]


                          [Form of Face of Certificate]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
       IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class A-1A          Original Class A-1A Principal Balance:
No. A-1A-__                        $_________________

Class A-1A Pass-Through Rate:      Original Dollar Amount as of the Cut-off
[______%]                          Date Represented by this Certificate:
                                   $-----------------

Cut-off Date: April 1, 1998        Percentage Interest of this Certificate:
                                   -----%

First Payment Date:                Original Pool Principal Balance of Adjustable
May 15, 1998                       Rate Group: $____________________

Closing Date:                      Latest Maturity Date:
April 23, 1998                     ____________________

CUSIP:___________                  Common Code:_______________
ISIN:_____________

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in distributions to the Holders of the Class A-2F Certificates with respect to certain adjustable-rate residential first and second mortgage loans (the "Adjustable Rate Group") which comprise part of a Trust Fund consisting primarily of certain residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the

Agreement referred to below). The Adjustable Rate Group was originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Adjustable Rate Group will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Payment Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-1A Certificates on such Payment Date pursuant to Section 6.05 of the Agreement. The Class A-1A Pass-Through Rate is adjustable in accordance with the provisions of the Agreement.

     Solely for U.S. federal income tax purposes,  this  Certificate  represents
(i) a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended, and (ii) the right to LIBOR Interest Carryovers from the Spread Account.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

EXHIBIT B-10

[FORM OF CLASS X CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (The "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR TO AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITORS OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING

OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class X             Percentage Interest of this Certificate:
No. A-X-__                         _____%

Cut-off Date: April 1, 1998        Original Pool Principal Balance for all
                                   Mortgage Loans:
                                   $____________________

First Payment Date:                Closing Date:
May 15, 1998                       April 23, 1998

     This certifies that _________________________ is the registered owner of the percentage interest (the "Percentage Interest") evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the Agreement referred to below). The Mortgage Loans were originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Remittance Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amount required to be distributed to the Holders of the Class X Certificates on such Remittance Date pursuant to Section 6.05 and 6.09 of the Agreement.

     No transfer of any Class X Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositors shall require the transferee to execute an investment letter, which investment letter shall not be an expense of the Depositors, the Servicer or the Trustee and (b) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Trustee shall require an Opinion of Counsel satisfactory to the Trustee and the Depositors that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositors, the Trustee or the Servicer. Neither the Depositors nor the Trustee is obligated to register or qualify any of the Class X Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositors and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) a certification of facts and an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositors with respect to certain matters.

     Solely for U.S. federal income tax purposes,  this  Certificate  represents
(i) a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined, respectively, in Section 860G and 860D of the Internal Revenue Code of 1986, as amended and (ii) the rights under the Spread Account set forth in the Agreement.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

EXHIBIT B-11

[FORM OF CLASS R CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS X CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A DISQUALIFIED NON-U.S. PERSON OR A DISQUALIFIED ORGANIZATION OR AGENT THEREOF.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITORS AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION OR AGENT THEREOF, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT THEREOF, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class R             Percentage Interest of this Certificate:
No. A-R-__                         _____%

Cut-off Date: April 1, 1998        Original Pool Principal Balance for all
                                   Mortgage Loans:
                                   $____________________

First Payment Date:                Closing Date:
May 15, 1998                       April 23, 1998

     This certifies that _________________________ is the registered owner of the interest (the "Percentage Interest") evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the Agreement referred to below). The Mortgage Loans were originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Remittance Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amount required to be distributed to the Holders of the Class R Certificates on such Remittance Date pursuant to Section 6.05 of the Agreement.

     Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a Permitted Transferee and (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. The Percentage Interest this Certificate is set forth above.

Notwithstanding the fact this Certificate has no principal balance, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations as set forth in the Agreement.

     No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositors shall require the transferee to execute an investment letter, which investment letter shall not be an expense of the Depositors, the Servicer or the Trustee and (b) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Trustee shall require an Opinion of Counsel satisfactory to the Trustee and the Depositors that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositors, the Trustee or the Servicer. Neither the Depositors nor the Trustee is obligated to register or qualify any of the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositors and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Trustee will also require a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

EXHIBIT B-12

[FORM OF CLASS MR CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS X CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A DISQUALIFIED NON-U.S. PERSON OR A DISQUALIFIED ORGANIZATION OR AGENT THEREOF.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITORS AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION OR AGENT THEREOF, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT THEREOF, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class MR            Percentage Interest of this Certificate:
No. A-MR-__                        _____%

Cut-off Date: April 1, 1998        Original Pool Principal Balance for all
                                   Mortgage Loans:
                                   $____________________

First Payment Date:                Closing Date:
May 15, 1998                       April 23, 1998

     This certifies that _________________________ is the registered owner of the interest (the "Percentage Interest") evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the Agreement referred to below). The Mortgage Loans were originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Remittance Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amount required to be distributed to the Holders of the Class MR Certificates on such Remittance Date pursuant to Section 6.05 of the Agreement.

     Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a Permitted Transferee and (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. The Percentage Interest this Certificate is set forth above.

Notwithstanding the fact this Certificate has no principal balance, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations as set forth in the Agreement.

     No transfer of any Class MR Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositors shall require the transferee to execute an investment letter, which investment letter shall not be an expense of the Depositors, the Servicer or the Trustee and (b) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Trustee shall require an Opinion of Counsel satisfactory to the Trustee and the Depositors that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositors, the Trustee or the Servicer. Neither the Depositors nor the Trustee is obligated to register or qualify any of the Class MR Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositors and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Trustee will also require a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the   Class   MR   Certificates   referred   to  in  the
within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

EXHIBIT B-13

[FORM OF CLASS LR CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS X CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A DISQUALIFIED NON-U.S. PERSON OR A DISQUALIFIED ORGANIZATION OR AGENT THEREOF.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITORS AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION OR AGENT THEREOF, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT THEREOF, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                 EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES

Series 1998-1, Class LR            Percentage Interest of this Certificate:
No. A-LR-__                        _____%

Cut-off Date: April 1, 1998        Original Pool Principal Balance for all
                                   Mortgage Loans:
                                   $____________________

First Payment Date:                Closing Date:
May 15, 1998                       April 23, 1998

     This certifies that _________________________ is the registered owner of the interest (the "Percentage Interest") evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of residential fixed-rate and adjustable-rate first and second mortgage loans (the "Mortgage Loans") master serviced by EquiCredit Corporation of America (hereinafter called the "Servicer", in its capacity as Servicer, and "Representative", in its capacity as Representative, which terms include any successor entity under the Agreement referred to below). The Mortgage Loans were originated or acquired by the Representative and certain of its wholly-owned subsidiaries as set forth in the Agreement referred to below (the Representative and such subsidiaries, the "Depositors"). The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") by and among the Representative, the Servicer, the Depositors and U.S. Bank National Association, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     On each Payment Date, commencing on May 15, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the calendar day immediately preceding each Payment Date (or, if Definitive Certificates are issued, the last calendar day of the month preceding the month in which such Remittance Date occurs) (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amount required to be distributed to the Holders of the Class LR Certificates on such Remittance Date pursuant to Section 6.05 of the Agreement.

     Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a Permitted Transferee, and (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. The Percentage Interest this Certificate is set forth above.

Notwithstanding the fact this Certificate has no principal balance, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations as set forth in the Agreement.

     No transfer of any Class LR Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Depositors shall require the transferee to execute an investment letter, which investment letter shall not be an expense of the Depositors, the Servicer or the Trustee and (b) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Trustee shall require an Opinion of Counsel satisfactory to the Trustee and the Depositors that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositors, the Trustee or the Servicer. Neither the Depositors nor the Trustee is obligated to register or qualify any of the Class LR Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositors and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Trustee will also require a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed as of the date set forth below.




                                        EQCC HOME EQUITY LOAN TRUST 1998-1

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Dated:





                          CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the   Class   LR   Certificates   referred   to  in  the
within-mentioned Agreement.

                                        By:  U.S. Bank National Association,
                                             as Trustee


                                        By:___________________________________
                                             Authorized Signatory

Exhibit B-14
                        [FORM OF REVERSE OF CERTIFICATE]

                          [Form of Reverse Certificate]

     Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Class A Certificates of the same Class which have denominations aggregating at least $1,000,000 appearing in the Certificate Register and in all cases to the Class X , Class R, Class MR and Class LR Certificates, and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register.

     Upon receiving the final distribution hereon, the Holder hereof is required to send this Certificate to the Trustee. The Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO, Class A-1A, Class X, Class R, Class MR and Class LR (herein called the "Certificates") and, as set forth in the Agreement, representing interests in (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all proceeds thereof (other than the Representative's Yield), (ii) such assets as from time to time are identified as REO Property or are deposited in the Collection Account, Principal and Interest Account (including all earnings thereon and proceeds thereof), Spread Account, or Insurance Account, including amounts on deposit in the Accounts or the Principal and Interest Account and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds (all of the foregoing being hereinafter collectively called the "Trust Fund"). The Class X Certificates are subordinate in right of payment to the Class A Certificates, to the extent set forth in the Agreement.

     The Certificates do not represent an obligation of, or an interest in, the Servicer, the Representative, the Depositors or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, and amounts withdrawable from the Collection Account, all as more specifically set forth herein and in the Agreement.

     Ambac Assurance Corporation has issued a certificate guaranty surety bond with respect to the Class A Certificates, a copy of which is attached as Exhibit I to the Agreement.

     As provided in the Agreement, deposits and withdrawals from the Collection Account and the Insurance Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred by the Servicer and investment in Permitted Instruments.

     Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Depositors, the Servicer and the Trustee without the consent of the Certificateholders, and (b) by the Depositors, the Representative, the Servicer, the Trustee, the Majority in Aggregate Voting Interest and the holders of a majority of the Percentage Interest in the Class R, Class MR and Class LR Certificates. The Agreement permits the Majority in Aggregate Voting Interest to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority in Aggregate Voting Interest shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York or Chicago, Illinois duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Representative, the Depositors and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

     The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan, or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than ten percent (10%) of the Original Pool Principal Balance, (iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing or (iv) upon the failure of the Trust to qualify as three separate REMICs, pursuant to Section
11.05 of the Agreement. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

EXHIBIT C

DTC LETTER OF REPRESENTATIONS

EXHIBIT D

MORTGAGE LOAN SCHEDULE

EXHIBIT E

FORM OF TRUSTEE INITIAL CERTIFICATION


                                                                  April 23, 1998

[Representative]

[Insurer]

[Servicer]

[Depositors]

               Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO, Class A-1A, Class X, Class R, Class MR and Class LR, dated as of April 1, 1998 among EquiCredit Corporation of America, as Servicer, the Depositors listed therein and U.S. Bank National Association, as Trustee


Ladies and Gentlemen:

     In accordance with Section 2.06 of the Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the Master Exception Report dated [], 1998 and made a part hereof, it or the Custodian on its behalf has received, with respect to each Mortgage Loan, the documents specified in Sections 2.04(a), (b), (c), (g) and (h) of the Pooling and Servicing Agreement, as applicable, a Mortgage, or a certified copy thereof, Assignment of Mortgage, or a certified copy thereof, and a Mortgage Note with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered.

     Neither the Trustee nor the Custodian on its behalf has made any independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized  words  and  phrases  used  herein  shall  have the  respective
meanings  assigned  to  them  in  the  above-captioned   Pooling  and  Servicing
Agreement.


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                           ---------------------------
                                             Name:
                                             Title:

EXHIBIT F-1

FORM OF TRUSTEE INTERIM CERTIFICATION


                                                                          , 19__

[Representative]

[Insurer]

[Depositors]

[Servicer]


               Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO, Class A-1A, Class X, Class R, Class MR and Class LR, dated as of April 1, 1998, among EquiCredit Corporation of America, as Servicer, the Depositors listed therein and U.S. Bank National Association, as Trustee


Ladies and Gentlemen:

     In accordance with the provisions of Section 2.06 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it or the Custodian on its behalf has reviewed the documents delivered to it or the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that (i) all such documents are in its possession or in the possession of the Custodian on its behalf (other than those listed in Section 2.04(f)), (ii) such documents have been reviewed by it or the Custodian on its behalf and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (other than items (i), (iv) and (x) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Mortgage File and (iv) each Mortgage Note has been endorsed as provided in
Section 2.04 of the Pooling and Servicing Agreement.

     Neither the Trustee nor the Custodian on its behalf has made any independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized  words  and  phrases  used  herein  shall  have the  respective
meanings  assigned  to  them  in  the  above-captioned   Pooling  and  servicing
Agreement.


                                        ===================================,
                                        as Trustee


                                        By:
                                           --------------------------------
                                             Name:
                                             Title:

EXHIBIT F-2

FORM OF TRUSTEE FINAL CERTIFICATION


                                                                          , 19__

[Representative]

[Insurer]

[Depositors]

[Servicer]


               Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO, Class A-1A, Class X, Class R, Class MR and Class LR, dated as of April 1, 1998 among EquiCredit Corporation of America, as Servicer, the Depositors listed therein and U.S. Bank National Association, as Trustee


Ladies and Gentlemen:

     In accordance with Section 2.06 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or to the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.04 of the Pooling and Servicing Agreement and has determined that (i) all such documents are in its possession or in the possession of the Custodian on its behalf (other than those listed in Section 2.04(f)), (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (other than items (i), (iv) and (x) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. Neither the Trustee nor the Custodian on its behalf has made any independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the

Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized  words  and  phrases  used  herein  shall  have the  respective
meanings  assigned  to  them  in  the  above-captioned   Pooling  and  Servicing
Agreement.


                                        ===================================,
                                        as Trustee


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

EXHIBIT G

LIST OF BANKRUPTCY LOANS

EXHIBIT H

FORM OF DELINQUENCY REPORT

                                  Mortgage Pool

                                                              % of
                               Number of     Principal      Aggregate
                               Accounts       Balance       Principal
                               --------       -------       ---------

Potentially Delinquent                       $                       %

30 Days Delinquent

60 Days Delinquent

90 or More Days
      Delinquent

In Foreclosure

In Bankruptcy

     30 Days Delinquent

     60 Days Delinquent

     90 or More Days
     Delinquent

In REO


                                Fixed Rate Group

                                                              % of
                               Number of     Principal      Aggregate
                               Accounts       Balance       Principal
                               --------       -------       ---------

Potentially Delinquent                       $                       %

30 Days Delinquent

60 Days Delinquent

90 or More Days
      Delinquent

In Foreclosure

                                                              % of
                               Number of     Principal      Aggregate
                               Accounts       Balance       Principal
                               --------       -------       ---------

In Bankruptcy

     30 Days Delinquent

     60 Days Delinquent

     90 or More Days
     Delinquent

In REO


                              Adjustable Rate Group

                                                              % of
                               Number of     Principal      Aggregate
                               Accounts       Balance       Principal
                               --------       -------       ---------

Potentially Delinquent                       $                       %

30 Days Delinquent

60 Days Delinquent

90 or More Days
      Delinquent

In Foreclosure

In Bankruptcy

     30 Days Delinquent

     60 Days Delinquent

     90 or More Days
     Delinquent

In REO

EXHIBIT I

CERTIFICATE INSURANCE POLICY

Issuer:   EQCC Home Equity Loan Trust 1998-1           Policy Number:  AB0166BE

Insured Obligations: $738,874,072
in aggregate principal amount of EQCC
Home   Equity   Loan   Asset   Backed
Certificates,  Series  1998-1,  Class
A-1F,  Class A-2F,  Class A-3F, Class
A-4F,  Class A-5F,  Class A-6F, Class
A-7F,   Class  A-IO  and  Class  A-1A
Certificates (the "Certificates")

Trustee: U.S. Bank National Association

Ambac Assurance Corporation ("Ambac"), a Wisconsin stock insurance company, in consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee name above or its successor, as trustee for the Certificates, to the extent set forth in the Pooling and Servicing Agreement, dated as of April 1, 1998, by and among EQCC Receivables Corporation and EQCC Asset Backed Corporation, as Depositors, EquiCredit Corporation of America, as Representative and Servicer, and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement"). This Surety Bond does not cover, and an Insured Payment shall not include, any LIBOR Interest Carryover.

Ambac will make an Insured Payment out of its own funds by 12:00 noon (New York City time) in immediately available funds to the Trustee on the later of (i) the Business Day next following the day on which Ambac shall have received Notice that an Insured Payment is due and (ii) the Payment Date on which the Insured Payment id distributable to Certificateholders pursuant to the Pooling and Service Agreement, for disbursement to such Certificateholders in the same manner as other payments with respect to the Certificates are required to be made. Any Notice received by Ambac after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Ambac on the next succeeding Business Day.

Upon such payment, Ambac shall be fully subrogated to the rights of the Certificateholders to receive the amount so paid. Ambac's obligations hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Trustee on behalf of the Certificateholders for distribution of such Certificateholders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Certificates prior to their respective maturities. This Surety Bond shall expired and terminate without any action on the part of Ambac or any other Person on the date that is one year and one day following the date on which the Certificates shall have been paid in full.

The "Deposit Premium" shall be due and payable on the date hereof, as provided in a letter agreement of even date herewith among Ambac and the Depositors, and a monthly premium shall be due and payable as provided in the Pooling and Servicing Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of Illinois. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Law, Article
76).

Capitalized terms used and not defined herein shall have respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means written notice in the form of Exhibit Q to the Pooling and Servicing Agreement by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Ambac specifying the information set forth therein. "Certificateholder" means, as to a particular Certificate, the person, other than the Trust, the Servicer, any Subservicer or the Representative or any Depositor who, on the applicable Payment Date, is entitled under the terms of such Certificate to payment thereof.

In the event that payments under any Certificate is accelerated, nothing herein contained shall obligate Ambac to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by Ambac is at the sole option of Ambac.

IN WITNESS WHEREOF, Ambac has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and bind upon Ambac by virtue of the countersignature of its duly authorized representative.




_______________________________              ______________________________
First Vice President                         Authorized Representative
Effective Date:  April 23, 1998

EXHIBIT J

                         FORM OF TRANSFEROR CERTIFICATE

                            __________________, 19__


EQCC Receivables Corporation
EQCC Asset Backed Corporation
[ADDRESS]


U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

               Re: EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class [R][MR][LR]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _______________________ (the "Asset Seller") to ___________________ (the
"Purchaser") of a ____% Percentage Interest of EQCC Home Equity Loan Asset Backed Certificates, Series 1997-1, Class [R][MR][LR] (the "Certificates"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of dated as of April 1, 1998 by and among EquiCredit Corporation of America, as Representative and Servicer, the Depositors listed therein ("Depositors") and U.S. Bank National Association, as trustee ("Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Asset Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Asset Seller relating to the transfer of the Certificates by the Asset Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

     2. The Asset Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Asset Seller does not know or believe that any representation contained therein is false.

     3. The Asset Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Asset Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Asset Seller understands that the transfer of a Class [R][MR][LR] Certificate may not be respected for United States income tax purposes (and the Asset Seller may continue to be liable for United States income taxes associated therewith) unless the Asset Seller has conducted such an investigation.

     4. The Asset Seller has no actual knowledge that the proposed Purchaser is not both a United States Person and a Permitted Transferee.

                                        Very truly yours,

                                        ___________________________________
                                        (Asset Seller)

                                        By:________________________________
                                             Name:
                                             Title:

EXHIBIT K

LIST OF ORIGINATORS


                        EquiCredit Corporation of America

                       EquiCredit Corporation/Ala. & Miss.

                        California/EquiCredit Corporation

                          EquiCredit Corporation of In.

                          EquiCredit Corporation of Pa.

                          EquiCredit Corporation of SC

                                    EXHIBIT L


                                   [RESERVED]

EXHIBIT M-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

State of ___________      )
                          )  ss.:
County of __________      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class [R][MR][LR] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

     2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R][MR][LR] Certificates, and (iii) is acquiring the Class [R][MR][LR] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class [R][MR][LR] Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R][MR][LR] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     4. That the Owner is aware that the Trustee will not register the transfer of any Class [R][MR][LR] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     5. That the Owner has reviewed the restrictions set forth on the face of the Class [R][MR][LR] Certificates and the provisions of Section 4.02(d) of the Pooling and Servicing Agreement under which the Class [R][MR][LR] Certificates were issued (in particular, clause (6) of Section 4.02(d) which authorize the Trustee to deliver payments to a person other than the Owner in the event the Owner holds such Certificates in violation of Section 4.02(c)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R][MR][LR] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     7. The Owner's Taxpayer Identification Number is ___________.

     8. This affidavit and agreement relates only to the Class [R][MR][LR] Certificates held by the Owner and not to any other holder of the Class [R][MR][LR] Certificates. The Owner understands that the liabilities described herein relate only to the Class [R][MR][LR] Certificates.

     9. That no purpose of the Owner relating to the transfer of any of the Class [R][MR][LR] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

     10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R][MR][LR] Certificate that the Owner intends to pay taxes associated with holding such Class [R][MR][LR] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R][MR][LR] Certificate.

     11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R][MR][LR] Certificates remain outstanding.

     12. That the Owner (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [R][MR][LR]] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [R][MR][LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the [R][MR][LR] Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                        [NAME OF OWNER]

                                        By:________________________________
                                             [Name of Officer]
                                             [Title of Officer]

[Corporate Seal]

ATTEST:



________________________________
[Assistant] Secretary



     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ____ day of ________________, 199__.

                                        ___________________________________
                                                  NOTARY PUBLIC

                                        COUNTY OF__________________________
                                        STATE OF___________________________
                                        My  Commission  expires the ____ day of
                                        _______________, 19__.

EXHIBIT M-2

                     FORM OF INVESTOR REPRESENTATION LETTER

                               ------------,-----

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

               Re:  EQCC Home  Equity  Loan Asset  Backed  Certificates,  Series
                    1998-1

Ladies and Gentlemen:

     _______________________   (the   "Purchaser")   intends  to  purchase  from
____________________ (the "Seller"), a ____% Percentage Interest of EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class [X][R][MR][LR] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1998, among U.S. Bank National Association, as trustee (the "Trustee"), Equicredit Corporation of America, EQCC Receivables Corporation and EQCC Asset Backed Corporation. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Private Placement Memorandum dated ___________, _____, relating to the Certificates, the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Asset Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Asset Seller to the satisfaction of the Purchaser.

          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          [6. For Class X Certificates] Either (A) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), and is not acting on behalf of or investing the assets of a Plan,
     (B) if the Purchaser is an insurance company, the source of funds used to purchase the Class X Certificates is an "insurance company general account" is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (C) the Purchaser has provided a certification of facts and an opinion of counsel which establish to the satisfaction of the Company and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or a similar law.

          [6. For Class R, Class MR and Class LR Certificates] The Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), and is not acting on behalf of or investing the assets of a Plan.

                                        Very truly yours,


                                        By:  ______________________________
                                             Name:
                                             Title:

                                   EXHIBIT M-3

                    Form of Transferor Representation Letter

                               ___________, 199__

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

               Re:  EQCC Home  Equity  Loan Asset  Backed  Certificates,  Series
                    1998-1

Ladies and Gentlemen:

     In  connection  with the sale by  _____________  (the  "Asset  Seller")  to
__________________   (the  "Purchaser")  of  [$___________  initial  Certificate
Principal Balance][_____% Percentage Interest] of EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class [X][R][MR][LR] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1998, among U.S. Bank National Association, as trustee (the "Trustee"), Equicredit Corporation of America, EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Company"). The Asset Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     Neither the Asset Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Asset Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Asset Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ===================================
                                        (Asset Seller)


                                        By:  ______________________________
                                             Name:
                                             Title:

                                   EXHIBIT M-4

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:
                              EQCC Home Equity Loan
                            Asset Backed Certificates
                        Series 1998-1, Class ___, No. ___

     The undersigned Asset Seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of
Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2.  The  Buyer  warrants  and  represents  to,  and  covenants   with,  the
Transferor, the Trustee and the Servicer pursuant to Section 4.02 of the Pooling and Servicing Agreement as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

     3. The Buyer warrants and represents to, and covenants with, the Transferor, the Servicer and the Company that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer's purchase of the Rule 144A Securities will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

________________________________             ______________________________
     Print Name of Transferor                     Print Name of Buyer

By:_____________________________             By:___________________________
    Name:                                         Name:
    Title                                         Title

Taxpayer Identification:                     Taxpayer Identification:
No. ____________________________             No. __________________________

Date:___________________________             Date:_________________________

EXHIBIT N

FORM OF CUSTODIAL AGREEMENT
================================================================================


                               CUSTODIAL AGREEMENT


                                      AMONG


                        EQUICREDIT CORPORATION OF AMERICA
                        CALIFORNIA/EQUICREDIT CORPORATION
                          EQUICREDIT CORPORATION OF IN.
                          EQUICREDIT CORPORATION OF PA.
                          EQUICREDIT CORPORATION OF SC
                       EQUICREDIT CORPORATION/ALA. & MISS.


                                   ORIGINATORS

                        EQUICREDIT CORPORATION OF AMERICA

                           REPRESENTATIVE AND SERVICER

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION

                                   DEPOSITORS

                         U.S. BANK NATIONAL ASSOCIATION

                                     TRUSTEE

                                       AND

                                BANKBOSTON, N.A.

                                    CUSTODIAN


                            DATED AS OF APRIL 1, 1998


                       EQCC HOME EQUITY LOAN TRUST 1998-1


================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1.  Definitions ................................................

                                   ARTICLE II

                              CUSTODIAL ARRANGEMENT

      Section 2.1.  Appointment as Custodian ...................................
      Section 2.2.  Maintenance of Office ......................................

                                   ARTICLE III

                              CUSTODIAL ARRANGEMENT

      Section 3.1.  Transfer of Mortgage Loans; Delivery of Documents ..........
      Section 3.2.  Trust Receipt and Certification ............................
      Section 3.3.  Release of Mortgage Files ..................................
      Section 3.4.  Purchase; Payment In Full ..................................
      Section 3.5.  Other Duties of Custodian ..................................
      Section 3.6.  Access to Records ..........................................
      Section 3.7.  Instructions; Authority to Act .............................

                                   ARTICLE IV

                    OWNERSHIP AND TRANSFER OF MORTGAGE LOANS

      Section 4.1.  Transfer of Mortgage Loans .................................
      Section 4.2.  Substitution and Purchase of Mortgage Loans ................
      Section 4.3.  No Service Charge for Transfer of Mortgage Loans ...........
      Section 4.4.  Defeasance .................................................

                                    ARTICLE V

                                    CUSTODIAN

      Section 5.1.  Representations, Warranties and Covenants of Custodian .....
      Section 5.2.  Charges and Expenses .......................................
      Section 5.3.  No Adverse Interests .......................................
      Section 5.4.  Inspections ................................................
      Section 5.5.  Insurance ..................................................

      Section 5.6.  Limitation of Liability ....................................
      Section 5.7.  Indemnification ............................................
      Section 5.8.  Further Rights of Custodian ................................

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

      Section 6.1.  Amendment ..................................................
      Section 6.2.  Governing Law ..............................................
      Section 6.3.  Notices ....................................................
      Section 6.4.  Severability of Provisions .................................
      Section 6.5.  No Partnership .............................................
      Section 6.6.  Termination of Agreement ...................................
      Section 6.7.  Counterparts ...............................................
      Section 6.8.  Assignment .................................................
      Section 6.9.  Headings ...................................................
      Section 6.10.  Advice of Counsel .........................................
      Section 6.11.  Third Party Beneficiary ...................................
      Section 6.12.  Resignation of Custodian ..................................
      Section 6.13.  Limitation of Liability of Trustee ........................



EXHIBIT A                  Trust Receipt and Certification .....................
EXHIBIT B                  Request for Release of Documents ....................
EXHIBIT C                  List of Originators .................................
EXHIBIT D                  Transfer Certificate ................................


SCHEDULE I                 Mortgage Loan Schedule

                               CUSTODIAL AGREEMENT


     THIS CUSTODIAL AGREEMENT is made as of April 1, 1998, by and among THE ORIGINATORS LISTED ON EXHIBIT C HERETO (collectively, the "Originators"), EQUICREDIT CORPORATION OF AMERICA, as Representative (the "Representative") and as Servicer (the "Servicer"), EQCC RECEIVABLES CORPORATION and EQCC ASSET BACKED CORPORATION (collectively, the "Depositors"), U.S. BANK NATIONAL ASSOCIATION, as Trustee under the Pooling and Servicing Agreement (the "Trustee") and BANKBOSTON, N.A., as Custodian (the "Custodian").

                                    RECITALS

     WHEREAS, the Originators collectively are the owners of the Mortgage Loans.

     WHEREAS, pursuant to the Transfer Agreement, each Originator will transfer its related Mortgage Loans to one of the Depositors.

     WHEREAS, pursuant to the Pooling and Servicing Agreement, each Depositor will transfer its related Mortgage Loans acquired pursuant to the Transfer Agreement to the Trustee for the benefit of the Certificateholders.

     WHEREAS, during such time as the Depositors or the Trustee holds the Mortgage Loans, such Person or Persons shall be referred to herein as the "Mortgage Holder," and the Custodian shall hold all Mortgage Loans as bailee of and agent for the benefit of each Depositor and the Trustee (for the benefit of the Certificateholders) during such time as such Person is a Mortgage Holder. References in this Agreement to the Mortgage Holder, when referring to transfers or possession of, or security interests in, Mortgage Loans, shall refer to Custodian, in its capacity as custodian for the benefit of such Mortgage Holder.

     WHEREAS, in connection with the foregoing, the parties hereto desire to provide for the custody and management of the Mortgage Loans which become subject to these transfers of Mortgage Loans (each, a "Transfer").

     WHEREAS, Custodian is a financial institution regulated by the Comptroller of the Currency of the United States.

     WHEREAS, each Originator, each Depositor and the Trustee during such time as such Person is a Mortgage Holder desires to have Custodian (i) hold title to the Mortgage Loans as custodian for each such party, (ii) take possession of the Mortgage Notes and the Mortgages related to the Mortgage Loans, along with certain other documents specified in this Agreement (the "Collateral"), as the custodian for, and bailee of, such Mortgage Holder in accordance with the terms and conditions of this Agreement, and (iii) endorse the Mortgage Notes to the order of the Trustee and retain possession of the Mortgage Notes and Mortgages and such other documents as custodian for and bailee of the Trustee. Custodian is willing and able to perform the duties and obligations of a custodian and bailee as set forth herein.

     WHEREAS, Servicer will act as servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Originators, the Representative, the Servicer, the Depositors, the Trustee and Custodian hereby agree as follows:

ARTICLE I

DEFINITIONS

     Section 1.1. Definitions. Certain capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings assigned them in Article I of the Pooling and Servicing Agreement dated as of April 1, 1998 (the "Pooling and Servicing Agreement") among the Depositors and the Servicer. All references in this Agreement to Articles, Sections, Subsections and Exhibits are to the same contained in or attached to this Agreement unless otherwise specified. All terms defined in this Agreement shall have the defined meanings when used in any certificate, notice or other document made or delivered pursuant hereto unless otherwise defined therein.

ARTICLE II

CUSTODIAL ARRANGEMENT

     Section 2.1. Appointment as Custodian. Subject to the terms and conditions hereof, the Depositors and the Trustee (for the benefit of the Certificateholders), as their interests may appear, hereby appoint BankBoston, N.A., and BankBoston, N.A., hereby accepts such appointment, as Custodian to maintain custody of the Mortgage Files during such time as each such Person is a Mortgage Holder. The Servicer shall be liable for all of the Custodian's fees and expenses under this Agreement.

     Section 2.2. Maintenance of Office. The Custodian agrees to maintain each Mortgage File identified in Section 2.04 of the Pooling and Servicing Agreement and Section 2.04 of the Transfer Agreement (a) initially at its office located at 7861 Bayberry Road, Jacksonville, Florida 32256 and (b) then at such of its other offices in Florida or Massachusetts as Custodian shall designate from time to time after giving the Originators, the Depositors, the Trustee and the Certificate Insurer 30 days prior written notice.

ARTICLE III

CUSTODIAL ARRANGEMENT

     Section 3.1. Transfer of Mortgage Loans; Delivery of Documents. Before a mortgage loan shall become a Mortgage Loan subject to this Agreement, the Originators shall deliver, or cause to be delivered, to Custodian, the Mortgage File for such Mortgage Loan referred to in Section 2.04 of the Transfer Agreement. Until the Closing Date and the occurrence of the applicable initial Transfer described below, the Custodian shall hold the Mortgage Loans (including the Mortgage Files) as custodian and bailee for the Originators.

     On the Closing Date, the Originators shall deliver to the Custodian a Transfer Certificate in the form attached hereto as Exhibit D evidencing the Transfer by the Originators to the Depositors of the Mortgage Loans pursuant to the Transfer Agreement. Upon receipt of any such Transfer Certificate duly executed by the Originators, the Custodian shall issue to the Depositors a Trust Receipt and Certification (the "Depositors' Trust Receipt"), as described in
Section 3.2 below.

     On the Closing Date, upon receipt of the Depositors' Trust Receipt, the Depositors shall deliver to the Custodian a Transfer Certificate in the form attached hereto as Exhibit D evidencing the Transfer by the Depositors to the Trustee (for the benefit of the Certificateholders) of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, together with the Depositor's Trust Receipt. Upon receipt of a Transfer Certificate duly executed by the Depositors and the Depositor's Trust Receipt, the Custodian shall issue to the Trustee a Trust Receipt and Certification (the "Trustee's Trust Receipt"), as described in Section 3.2 below, and shall cancel the Depositor's Trust Receipt. Promptly after delivery of the Trustee's Trust Receipt, the Custodian shall endorse the related Mortgage Notes to the Trustee in the form specified in the Pooling and Servicing Agreement. Promptly upon the occurrence of the Recordation Trigger, the Custodian shall forward the Assignments of Mortgage and Reassignments of Assignments of Beneficial Interest to the Servicer, whereupon, the Servicer shall (a) cause the Assignments of Mortgage and Reassignments of Assignments of Beneficial Interest to be recorded in the name of the Trustee (for the benefit of the Certificateholders) in accordance with Section 2.04 of the Pooling and Servicing Agreement and (b) return the acknowledgment copies of such Assignments of Mortgage and Reassignments of Assignments of Beneficial Interest to the Custodian immediately upon the Servicer's receipt thereof.

     Custodian hereby acknowledges receipt of the Transfer Agreement and the Pooling and Servicing Agreement. Custodian further acknowledges that, on the Closing Date and pursuant to this Agreement, the Transfer Agreement and the Pooling and Servicing Agreement, Custodian will be given possession of the Mortgage Files relating to the Mortgage Loans, each of which Mortgage Loans will be described specifically on the Mortgage Loan Schedule, a copy of which will be delivered to Custodian simultaneously with the delivery of the Mortgage Files relating thereto. On and after the Closing Date and the completion of the Transfers described above, and so long as this Agreement shall remain in effect, Custodian shall hold the Mortgage Loans and other Collateral now and hereafter, from time to time, in its custody or control as custodian for and bailee of the Trustee, as trustee for the benefit of the Certificateholders, unless and until released in accordance with the Pooling and Servicing Agreement, in which event, Custodian shall hold the Mortgage Files relating to the Mortgage Loans and other Collateral as agent, trustee and bailee for the benefit of the applicable Mortgage Holder.

     Section 3.2. Trust Receipt and Certification. Upon delivery to Custodian of the Mortgage Files, as specified in Section 3.1, Custodian shall review the same on account of the Depositors and the Trustee in accordance with the terms of
Section 2.05(a) of the Transfer Agreement and Section 2.06(a) of the Pooling and Servicing Agreement and (subject to Section 4.1 hereof) shall provide to the Originators, the Depositors and the Trustee, as the case may be, with a copy to the Certificate Insurer, a receipt indicating that (i) all the documents in the Mortgage Files required to be delivered under Section 3.1 (being the documents described in Section 2.04 of the Transfer Agreement, and Section 2.04 of the Pooling and Servicing Agreement) have been delivered (subject to any exceptions noted in the related exception report referred to in such receipt) and (ii) Custodian holds such documents on behalf of the applicable Mortgage Holder pursuant to this Agreement (the "Mortgage Receipt"). Upon consummation of a Transfer in accordance with Article IV hereof, Custodian shall, with respect to the Mortgage Loans transferred to the applicable Mortgage Holder in connection with the applicable Transfer, as described in Section 3.1 hereof, number, execute and deliver to the applicable Mortgage Holder (with a copy to the Originators and the Certificate Insurer) one or more certifications (each, a "Trust Receipt and Certification") in the form attached hereto as Exhibit A. Upon issuance of a Trust Receipt and Certification with respect to any Transfer, the Mortgage Receipt relating to such Mortgage Loans previously delivered shall be deemed cancelled with respect to such Mortgage Loans.

     If recordation of any Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest is required after the occurrence of a Recordation
Trigger, upon delivery of such Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest to the Custodian as set forth in Section 2.06(d) of the Pooling and Servicing Agreement, the Custodian shall review the Assignment of Mortgage or Reassignment of Assignment of Beneficial Interest to confirm the information set forth therein, shall notify the Trustee of any defect therein and shall otherwise take such actions as may be required under
Section 2.06(d).

     Section 3.3. Release of Mortgage Files. From time to time and as provided in the Pooling and Servicing Agreement, Custodian is hereby authorized, upon written request of Servicer in the form annexed hereto as Exhibit B (which written request may be transmitted by electronic means containing electronic facsimile signature in a manner mutually agreeable to the Servicer and the Custodian), to release to Servicer the Mortgage File related to any Mortgage Loan identified in such request to Servicer. All Mortgage Files so released to Servicer shall be held by it in trust for the benefit of the Trustee (for the benefit of the Certificateholders). Servicer shall return the Mortgage File to Custodian when Servicer's need therefor in connection with such foreclosure or repossession no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from Servicer to Custodian in the form annexed hereto as Exhibit B, the related Mortgage File shall be released by Custodian to Servicer, and Custodian shall thereupon reflect any such liquidation on the related Mortgage.

     Section 3.4. Purchase; Payment In Full. Upon the purchase or substitution of any Mortgage Loan pursuant to Section 2.06 or 3.03 of the Pooling and Servicing Agreement or Section 2.06 or 3.03 of the Transfer Agreement, or upon the payment in full of any

Mortgage Loan, which shall be evidenced by Custodian's receipt of the request for release in the form annexed hereto as Exhibit B, Custodian shall promptly release the related Mortgage File to Servicer and the interest in such Mortgage Loan and related Mortgage File granted by the Depositors to the Trustee pursuant to the Pooling and Servicing Agreement shall terminate without any further action by the Custodian, the Originators, the Depositors or Trustee.

     Section 3.5. Other Duties of Custodian. The Custodian shall have and perform the other following powers and duties:

          (a) Safekeeping. To segregate the Mortgage Files from all other mortgages and mortgage notes and similar documents in its possession, to identify the Mortgage Files as being held and to hold the Mortgage Files for and on behalf of the Mortgage Holders (which, on and after the Closing Date, and after completion of the Transfers described in Section 3.1, shall be the Trustee for the benefit of the Certificateholders), to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Mortgage Files, to provide no later than 45 days following the Closing Date, and monthly thereafter, a list of all Mortgage Loan Files held by it, together with a current exception report, and to provide such information as is necessary to enable the Trustee to deliver the reports and notifications required by Section 2.06 of the Pooling and Servicing Agreement. Custodian will promptly report to the Trustee any failure on its part to hold the Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

          (b) Administration; Reports. In general, to attend to all non-discretionary details in connection with maintaining custody of the Mortgage Files on behalf of the Mortgage Holders as may be expressly provided herein or as may be required or customary for a custodian or bailee pursuant to FNMA guidelines. In addition, Custodian shall assist the Trustee and the Servicer (at Servicer's cost) generally in the preparation of reports to holders or to regulatory bodies to the extent necessitated by Custodian's custody of the Mortgage Files.

     Section 3.6. Access to Records. Custodian shall permit the Trustee, the Certificate Insurer and their respective duly authorized agents, attorneys or auditors and those Persons permitted access pursuant to Section 5.12 of the Pooling and Servicing Agreement to inspect the Mortgage Files and the books and records maintained by the Custodian pursuant hereto at such reasonable times as they may reasonably request, subject only to compliance with the terms of the Pooling and Servicing Agreement.

     Section 3.7. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee and may conclusively rely on such instructions. In addition, the Custodian may conclusively rely upon any release request delivered to it in the form attached as Exhibit B hereto duly executed by the Servicer, such release form being agreed to constitute certification to the Custodian (upon which Custodian may rely) that all conditions precedent to the release of the Mortgage File have been met.

ARTICLE IV

OWNERSHIP AND TRANSFER OF MORTGAGE LOANS

     Section 4.1. Transfer of Mortgage Loans. The transfer of Mortgage Loans in connection with any Transfer shall occur in the following manner:

          (i) Custodian shall, promptly upon receiving a Transfer Certificate relating to the transfer of Mortgage Loans pursuant to a Transfer:

               (a) Determine whether each document in the Mortgage File listed in Section 2.04 of the Transfer Agreement and Section 2.04 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed on the Mortgage Loan Schedule has been delivered to Custodian, and whether Custodian is able to deliver a Trust Receipt and Certification;

               (b) promptly advise the applicable Mortgage Holder, the Certificate Insurer, the Trustee, the applicable Originator and the applicable Depositor by telephone or by facsimile transmission if it determines that any document referred to in (a) above has not been so delivered and take no further action under this Section 4.1 until it determines that such documents have been so delivered;

               (c) upon determining that such documents have been so delivered, Custodian shall issue and deliver to applicable Mortgage Holder the Trust Receipt and Certification in accordance with Sections 3.1 and
          3.2 of this Agreement; and

          (ii) Custodian shall hold the Mortgage Files for each Mortgage Holder subject to satisfaction of the conditions precedent with respect to the applicable Transfer.

     Section 4.2. Substitution and Purchase of Mortgage Loans. The substitution or purchase of Mortgage Loans pursuant to Section 2.05 or Section 3.03 of the Transfer Agreement and Section 2.06 or Section 3.03 of the Pooling and Servicing Agreement shall occur in the following manner:

          (i) On or before the date of such substitution or purchase, the Servicer shall send the Trustee notice, with a copy to Custodian, indicating the Mortgage Loans to be replaced with Qualified Substitute Mortgage Loans or to be purchased and the aggregate purchase prices and Substitution Adjustments, if any, to be paid on such date.

          (ii) Upon receiving written confirmation from the applicable Depositors and the Trustee on behalf of the Certificateholders that they have received the applicable purchase price, Qualified Substitute Mortgage Loans or Substitution Adjustments, Custodian shall return to the applicable party (as identified to the Custodian by the Trustee) Mortgage Files related to the Mortgage Loans purchased or substituted on such date.

     Section 4.3. No Service Charge for Transfer of Mortgage Loans. No service charge shall be made for any transfer of Mortgage Loans, but Custodian may require payment from the Servicer of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of Mortgage Loans.

                  Section 4.4. Defeasance. When a Mortgage Loan is purchased or substituted by the Servicer, the Depositor or the applicable Originator pursuant to the terms of the Transfer Agreement and the Pooling and Servicing Agreement, the applicable Mortgage Holder's interest in such Mortgage Loan and all Collateral with respect to such Mortgage Loan shall terminate, such Mortgage Loan and related Collateral shall revert to the applicable Originator and the applicable Mortgage Holder's rights, title and interest therein shall cease, and the Trustee shall execute such instruments acknowledging termination and discharge of its interest therein as are required by applicable law.

ARTICLE V

CUSTODIAN

     Section  5.1.  Representations,  Warranties  and  Covenants  of  Custodian.
Custodian hereby represents and warrants to, and covenants with, the Originators, the Depositors, the Representative, the Servicer, the Certificate Insurer and the Trustee, that as of the date of each Trust Receipt and
Certification:

          (i) Custodian is duly organized, validly existing and in good standing under the laws of the United States;

          (ii) Custodian has the full power and authority to hold each Mortgage Loan (whether acting alone or through an agent), to hold title to the Mortgage Loans as custodian on behalf of the Mortgage Holders, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (iii) Neither the execution and delivery of this Agreement, the delivery of Mortgage Loans and assignments of Mortgages to Custodian, the issuance of the Mortgage Receipts and Trust Receipt and Certifications, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of Custodian's charter or bylaws or any agreement or instrument to which Custodian is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Custodian or its property is subject; except that no representation or warranty is made as to compliance with laws and regulations, other than those of the United States, the State of Florida and the Commonwealth of Massachusetts, relating to qualifications, licensure or regulation of custodians of mortgage loans originated in states or commonwealths other than Florida or Massachusetts;

          (iv) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (v) To Custodian's knowledge after due inquiry, there is no litigation pending or threatened, which if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have a material adverse effect on the financial condition of Custodian;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Custodian of or compliance by Custodian with this Agreement or the consummation of the transactions contemplated hereby or thereby; except that no representation or warranty is made as to consents, approvals, authorizations or orders of any courts or governmental agencies or bodies, other than those of the United States, the State of Florida and the Commonwealth of Massachusetts, relating to qualifications, licensure or regulation of custodians of mortgage loans originated in states or commonwealths other than Florida and Massachusetts; and

          (vii) Upon written request of the Trustee or the Certificate Insurer, Custodian shall take such steps as requested by the Trustee or the Certificate Insurer to protect or maintain any interest in any Mortgaged Property and any insurance applicable thereto.

     Custodian makes no representations or warranties as to the validity, legality, sufficiency, enforceability, perfection, genuineness or prior recorded status of any of the documents contained in each Mortgage File or the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

     Section 5.2. Charges and Expenses. The Servicer will pay all fees of Custodian in connection with the performance of its duties hereunder in accordance with written agreements to be entered into from time to time between the parties hereto and Custodian, including fees and expenses of counsel incurred by Custodian in the performance of its duties hereunder; provided, however, that (i) Custodian shall in no event acquire any lien upon any Mortgage Loan deposited under this Agreement or the Transfer Agreement or the Pooling and Servicing Agreement, or any claim against any Mortgage Holder by reason of the failure of the Servicer to pay any of such charges or expenses and (ii) in the event the Servicer fails to pay the fees and expenses of Custodian as set forth in such written agreements, Custodian shall have no obligation to take actions or incur costs in connection with this Agreement unless the Servicer or another Person has made adequate provision for payment of Custodian's fees and expenses. The Servicer shall indemnify the Custodian against payment of any documentary stamp taxes, intangible taxes and other similar taxes, penalties and interest incurred in connection with the Mortgage Loans and the transactions contemplated hereby.

     Section 5.3. No Adverse Interests. Custodian covenants and warrants to the Originators, the Depositors, the Representative, the Servicer, the Certificate Insurer, and the Trustee, that as of the date of each Trust Receipt and
Certification: (i) it holds no adverse interest, by way of security or otherwise, in any Mortgage Loan; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise, of Custodian in or to any Mortgage Loan, other than Custodian's rights as custodian hereunder.

     Section 5.4. Inspections. Upon reasonable prior written notice to Custodian, the Servicer, the Depositors, the Trustee, the Certificate Insurer and such Person's agents, accountants, attorneys and auditors will be permitted during normal business hours to examine Custodian's documents, records and other papers in possession of or under the control of Custodian relating to the Mortgage Loans.

     Section 5.5. Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect, (1) fidelity insurance, (2) theft of documents insurance, and (3) forgery insurance subject to deductibles and in such amounts, as is customary for custodians of this kind, and with insurance companies reasonably acceptable to the Servicer, the Trustee and the Certificate Insurer. A certificate of the respective insurer as to each such policy or a blanket policy for such coverage shall be furnished to the Servicer, the Trustee or the Certificate Insurer, upon request, containing the insurer's statement or endorsement that such insurance shall not terminate prior to receipt by such party, by registered mail, of 10 days advance notice thereof.

     Section 5.6. Limitation of Liability. Custodian assumes no obligation, and shall be subject to no liability, under this Agreement, except for its negligence or willful misconduct in the performance of the obligations and duties as are specifically set forth herein.

Custodian shall not be liable for any action or non-action by it in reliance on advice of counsel believed by it in good faith to be competent to give such advice. Custodian may rely and shall be protected in acting upon any written notice, order, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     Section 5.7. Indemnification. The Servicer hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Servicer (said approval not to be unreasonably withheld), and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply. The Custodian agrees to indemnify, defend and hold harmless the Trustee against any liability to Certificateholders arising out of the negligence or willful misconduct of the Custodian (a) in the verification or execution of any Trust Receipt and Certification or (b) resulting in the loss of Mortgage Files in the custody of the Custodian. This indemnity shall include indemnification as to reasonable attorneys' fees and costs, whether or not suit be brought, and including such fees and costs on appeal. The Trustee shall give prompt written notice to the Custodian of any claim for which indemnity is or may be sought and shall afford to the Custodian the opportunity to defend such claim.

     Section 5.8. Further Rights of Custodian. If the Custodian is at any time uncertain of its obligations hereunder, the Custodian, upon prior written notice to the Trustee, the Originators, the Depositors and the Servicer, may refrain from taking any action with respect to such matter until such uncertainty is removed. If conflicting demands are made on the Custodian with respect to any matter, the Trustee's demand shall control, except during the period prior to the issuance of the Trustee's Trust Receipt pursuant to Section 3.1 hereof, when the applicable Mortgage Holder's demand shall control and the Custodian shall have the right to rely on such controlling demand. The Custodian shall have the right in any such case to interplead any or all of the documents contained in the Mortgage Files in a court of competent jurisdiction and, upon delivery thereof, shall have no further obligations thereunder with respect to such documents.

         (b) The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant or obligation of the Custodian shall be implied with respect to this Agreement or the Custodian's service hereunder. Without limiting the generality of the foregoing statement, except as specifically required herein, the Custodian shall be under no obligation to inspect, review or examine the

Mortgage Files to determine that the contents thereof are complete, genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or filed in required offices or that they are other than what they purport to be on their face.

         (c) No provision of this Agreement shall require the Custodian to spend or risk its own funds or otherwise incur financial liability in performance of its duties under this Agreement unless, pursuant to Section 5.2 hereof, adequate provision has been made for the reimbursement of the Custodian's expenses hereunder.

ARTICLE VI

MISCELLANEOUS PROVISIONS

     Section 6.1. Amendment. This Agreement may be amended from time to time by Custodian, the Originators, the Depositors, the Representative, the Servicer and the Trustee (subject to the prior written consent of the Certificate Insurer) by written agreement signed by such parties.

     Section 6.2. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (BUT WITH REFERENCE TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

     Section 6.3. Notices. All demands, notices and communication hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer, each Originator and the Representative, EquiCredit Corporation of America, 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505, Attention: General Counsel, (ii) in the case of each Depositor, c/o EquiCredit Corporation of America, 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505, Attention: General Counsel, (iii) in the case of the Trustee, U.S. Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention: EQCC Home Equity Loan Trust 1998-1, (iv) in the case of the Custodian, BankBoston, N.A., 7861 Bayberry Road, Jacksonville, Florida 32256, Attention: Joanne Morgan and
(v) in the case of the Certificate Insurer and the Rating Agencies, at their respective addresses set forth in the Pooling and Servicing Agreement, and, in each such case, at such other addresses as may hereafter be furnished to each party hereto in writing.

     Section 6.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 6.5. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between Custodian and the other parties hereto.

     Section 6.6. Termination of Agreement. This Agreement shall be terminated upon termination of the Pooling and Servicing Agreement or at the option of Trustee on 30 days written notice to Custodian, the Depositors and the Originators. Concurrently with, or as soon as practicable after, the termination of this Agreement, Custodian shall redeliver the Mortgage Files to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, Custodian and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement, as such interpretation may in their opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

     Section 6.7. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 6.8. Assignment. No party hereto shall sell, pledge, assign or otherwise transfer this Agreement without the prior written consent of the other parties hereto.

     Section 6.9. Headings. Section headings are for reference purposes only and shall not be construed as a part of this Agreement.

     Section 6.10. Advice of Counsel. Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of application Federal or State law. This paragraph shall not negate Custodian's obligations under Section 5.7.

     Section 6.11. Third Party Beneficiary. The Certificate Insurer is an intended third party beneficiary of this Agreement.

     Section 6.12. Resignation of Custodian. (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 90 days' prior written notice to the Servicer and the Trustee. The Custodian may be removed at any time at the written request of the Trustee or the Servicer. In the event of such resignation or removal, the Servicer shall promptly appoint a successor custodian acceptable to the Trustee and the Certificate Insurer (which approvals shall not be unreasonably withheld). If the Servicer fails to appoint a successor custodian within 30 days, the Trustee shall appoint a successor custodian. In no event shall the resignation of the Custodian be effective until a successor custodian is duly appointed hereunder. If a successor Custodian has not been appointed and/or has not accepted appointment within 90 days after giving notice of such resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Servicer, the Custodian and the successor custodian. The Servicer shall notify S&P and Moody's of any such resignation or removal and the appointment of a successor custodian.

         (b) In the event of any resignation, the Custodian shall promptly transfer to the successor custodian (or to the Trustee if no successor custodian has been appointed) all of the Mortgage Files in its possession under this Agreement and take such other action as may be reasonably requested by the Servicer or Trustee to effect the transfer of the Custodian's Mortgage Files to the successor custodian, which shall provide a written receipt for all such transferred documents and instruments. On completion of such transfer, the Custodian shall be relieved of all further responsibilities and obligations hereunder.

     Section 6.13. Limitation of Liability of Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank National Association, not in its individual capacity but solely in its capacity as Trustee, and in no event shall U.S. Bank National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Depositors hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Depositors.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                        ORIGINATORS
                                        -----------

                                        EQUICREDIT CORPORATION OF AMERICA
                                        CALIFORNIA/EQUICREDIT CORPORATION
                                        EQUICREDIT CORPORATION OF IN.
                                        EQUICREDIT CORPORATION OF PA.
                                        EQUICREDIT CORPORATION OF SC.
                                        EQUICREDIT CORPORATION/ALA. & MISS.


                                        By:_______________________________
                                             Name:
                                             Title:



                                        EQUICREDIT CORPORATION OF AMERICA,
                                             as Representative and Servicer


                                        By:_______________________________
                                             Name:
                                             Title:


                                        DEPOSITORS
                                        ----------

                                        EQCC RECEIVABLES CORPORATION


                                        By:_______________________________
                                             Name:
                                             Title:

                                        EQCC ASSET BACKED CORPORATION


                                        By:_______________________________
                                             Name:
                                             Title:


                                        TRUSTEE
                                        -------

                                        U.S. BANK NATIONAL ASSOCIATION,
                                             as Trustee


                                        By:_______________________________
                                             Name:    Melissa A. Rosal
                                             Title:   Vice President


                                        CUSTODIAN
                                        ---------

                                        BANKBOSTON, N.A.,
                                             as Custodian


                                        By:_______________________________
                                             Name:    David Hall
                                             Title:   Senior Manager, Custody

                                                                       EXHIBIT A


                         TRUST RECEIPT AND CERTIFICATION

                                                  Trust Receipt No._____
                                                  Aggregate Outstanding
                                                  Principal Amount:________

                                  April 1, 1998


To:      [DEPOSITOR]
         [TRUSTEE]


               Re: Custodial Agreement, dated as of April 1, 1998 (the "Custodial Agreement"), by and among the Originators listed on Exhibit C thereto (collectively, the "Originators") Equicredit Corporation of America, as Representative (the "Representative") and as Servicer (the "Servicer"), EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Depositors"), U.S. Bank National Association, as Trustee (the "Trustee") and BankBoston, N.A., as Custodian (the "Custodian")

Gentlemen:

     In accordance with the provisions of Section 3.2 of the above-referenced Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received all of the items listed in Section 3.1 of the Custodial Agreement with respect to each Mortgage Loan identified on the Mortgage Loan Schedule (the "Mortgage Loan Schedule") attached hereto dated as of _______, 199_. Custodian confirms that the Mortgage Loan number in each Mortgage File conforms to the respective Mortgage Loan number listed on the Mortgage Loan Schedule and that the "Aggregate Outstanding Principal Amount" set forth above corresponds to like information contained on the Mortgage Loan Schedule. Any exceptions or deficiencies in a Mortgage File which are required by the Custodial Agreement to be reported are set forth in the Master Exception Report dated _________ , 199_ and made a part hereof. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodial Agreement.

     Custodian further certifies that as to each Mortgage Loan, Custodian holds the Mortgage Loan in its name as custodian for the benefit of [the Depositor] [the Trustee], without written notice (a) of any adverse claims, liens or encumbrances, (b) that any Mortgage Loan was overdue or has been dishonored, (c) of evidence on the face of any Mortgage Loan or other document in the Mortgage File of any security interest therein, or (d) of any defense against or claim to the Mortgage Loan by any other party.

     Custodian makes no representations or warranties as to the validity, legality, sufficiency, enforceability, genuineness or prior recorded status of any of the documents contained in each Mortgage File or the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

     Custodian confirms that it holds each Mortgage Loan and the other documents in the related Mortgage File for the benefit of [the Depositor][the Trustee] and its transferees from time to time. Custodian hereby acknowledges and agrees that it is holding such Mortgage Loans now and hereafter, from time to time, in its custody or control as agent and bailee for the [Depositor][the Trustee], if the transfer of Mortgage Loans is deemed not to be an absolute transfer of such Mortgage Loans, subject to the continuing pledge and security interest granted by [Originator][Depositor] to [the Depositor][the Trustee] under the [Transfer Agreement] [Pooling and Servicing Agreement].

     Upon repurchase or substitution of the Mortgage Loans to which this Trust Receipt and Certification relates and payment of the applicable repurchase price, the Mortgage Loans to which this Trust Receipt and Certification relates shall be returned and released by Custodian to [Depositor][the Trustee], and this Trust Receipt and Certification shall be and be deemed to be canceled by Custodian and of no force and effect.

                                        ------------------------
                                        ----------------,
                                          as Custodian


                                        By _____________________
                                             Name:
                                             Title:

                                                                       EXHIBIT B


                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [DATE]


To:            [Custodian]

               Re: Custodial Agreement, dated as of April 1, 1998, by and among the Originators listed on Exhibit C thereto (collectively, the "Originators"), Equicredit Corporation of America, as Representative (the "Representative") and as Servicer (the "Servicer"), EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Depositors"), U.S. Bank National Association, as Trustee (the "Trustee") and BankBoston, N.A., as Custodian (the "Custodian")

     In connection with the administration of the Mortgage Loans held by you as Custodian under the above-referenced Custodial Agreement, [_________], on behalf of [________], requests the release, and acknowledges receipt, of the following for the Mortgage Loan described below, for the reason indicated:

A.       Documents Released

         _____ 1. Mortgage Note

         _____ 2. Mortgage

         _____ 3. Assignment of Mortgage

         _____ 4. Other documents: ___________________
                                   ___________________
                                   ___________________
                                   ___________________

B.       Mortgagor's Name, Address & Zip Code:

C.       Mortgage Loan Number:

D.       Reason for Requesting Documents (check one)

         _____ 1. Mortgage Loan Paid in Full.

         _____ 2. Mortgage Loan in Foreclosure.

         _____ 3. Mortgage Loan Substituted.

         _____ 4. Other Liquidation (Mortgage Loan in Bankruptcy, Repurchase,
                  Rescission).

         _____ 5. Non Liquidation (Other, explain)
                    ____________________________________
                    ____________________________________


                         If box 1, 3 or 4 above is  checked,  and if all or part
                    of Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

                         If box 2 or 5 above is checked,  upon our return of all
                    of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                         The Servicer hereby certifies that all amounts received
                    or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 of the Pooling and Servicing Agreement dated April 1, 1998, have been or will be so deposited.

                                        EQUICREDIT CORPORATION OF AMERICA,
                                        as Representative and Servicer


                                        By__________________________
                                             Name:
                                             Title:
                                             Date:


                                        [__________________________]


                                        By__________________________
                                             Name:
                                             Title:
                                             Date:

Documents returned to Custodian:

- -----------------------------------------
  as Custodian

By____________________________
    Name:
    Title:
    Date:

                                                                       EXHIBIT C





                                   ORIGINATORS



                        EQUICREDIT CORPORATION OF AMERICA
                        CALIFORNIA/EQUICREDIT CORPORATION
                          EQUICREDIT CORPORATION OF IN.
                          EQUICREDIT CORPORATION OF PA.
                          EQUICREDIT CORPORATION OF SC
                       EQUICREDIT CORPORATION/ALA. & MISS.

                                                                       EXHIBIT D


                              Transfer Certificate
                              --------------------


                                                                          [Date]

BANKBOSTON, N.A.
  as Custodian under the
  Custodial Agreement (defined below)
100 Federal Street
Boston, Massachusetts  02110

               RE: Custodial Agreement, dated as of April 1, 1998 (the "Custodial Agreement"), by and among the Originators listed in Exhibit C thereto (collectively, the "Originators"), Equicredit Corporation of America, as Representative (the "Representative") and as Servicer (the "Servicer"), EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Depositors"), U.S. Bank National Association, as Trustee (the "Trustee") and BankBoston, N.A., as Custodian (the "Custodian")

To whom it may concern:

     Pursuant to Section 3.1 of the above-referenced Custodial Agreement (capitalized terms used herein but not otherwise defined shall have the same meanings assigned to such terms in the Custodial Agreement), we hereby advise you of the Transfer by the undersigned to [Depositor][the Trustee] of the Mortgage Loans identified on the Mortgage Loan Schedule[s] attached [hereto] [to the [Depositor's Trust Receipt[s]] with respect to the undersigned which we are delivering to you for cancellation]. You are instructed to deliver to [Depositor][the Trustee] a [Depositor's] [Trustee's] Trust Receipt evidencing [such Depositor's] [the Trustee's] interest in these Mortgage Loans.

                                        Very truly yours,

                                        [________________________________]


                                        By________________________________
                                             Name:
                                             Title:

                                                                      SCHEDULE I


                             MORTGAGE LOAN SCHEDULE

             (See Exhibit D to the Pooling and Servicing Agreement)

EXHIBIT O

FORM OF LIQUIDATION REPORT


Customer Name:
Account Number:
Original Principal Balance:

1.       Liquidation Proceeds

              Principal Prepayment               $ ________
              Property Sale Proceeds               ________
              Insurance Proceeds                   ________
              Other (Itemize)                      ________

              Total Proceeds                                     $_______

2.       Servicing Advances                      $ ________
              Monthly Advances                     ________
              Servicing Fees                       ________

              Total Advances                                     $_______

3.       Net Liquidation Proceeds                                $_______
         (Line 1 minus Line 2)

4.       Principal Balance of the Mortgage                       $_______
         Loan on date of liquidation

5.       Loss, if any                                            $_______
         (Line 4 minus Line 3)

EXHIBIT P

PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT


                                                                          (date)


To:  (the "Account Depository")
_______________________________
_______________________________


     As "Servicer" under the Pooling and Servicing Agreement, dated as of April 1, 1998 (the "Agreement") with respect to EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO, Class A-1A, Class X, Class R, Class MR and Class LR (collectively, the "Certificates"), we hereby authorize and request you to establish an account, as a Principal and Interest Account pursuant to Section 5.03 of the Agreement, in the name of U.S. Bank National Association and to be titled "EQCC Home Equity Loan Trust, Series 1998-1 Principal and Interest Account". The Principal and Interest Account shall bear an additional designation clearly indicating that the funds deposited therein are held for the Trustee for the benefit of the holders of the Certificates. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        EQUICREDIT CORPORATION OF AMERICA


                                        By:______________________________
                                             Name:
                                             Title:

     The undersigned, as Account Depository, hereby certifies that the above described account has been established under Account Number ___________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The amounts deposited at any time in the account will be insured to the maximum amount provided by applicable law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

                                        (Name of Account Depository)


                                        By:_________________________
                                             Name:
                                             Title:

EXHIBIT Q

FORM OF NOTICE


TO:      Ambac Assurance Corporation
         One State Street Plaza
         New York, New York 10004
         Attention:  General Counsel
         Telephone: (212) 668-0340
         Telecopier: (212) 363-1459

RE: EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO and Class A-1A

Policy No. __________

Determination Date:

Payment Date:

We refer to that certain Pooling and Servicing Agreement among Credit Corporation of America, the Depositors listed therein and U.S. Bank National Association, as trustee, relating to EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO, Class A-1A, Class X, Class R, Class MR and Class LR (the "Pooling and Servicing Agreement") dated as of April 1, 1998; all capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in such Pooling and Servicing Agreement.

As of the Determination Date, the Trustee has determined under the Pooling and Servicing Agreement and hereby certifies that in respect of the related Payment
Date:

(i) The Class A Remittance Amount ($__________) exclusive of amounts attributable to clause (iv) of the definition of "Basic Principal Amount," to the extent such amount is due but not paid by the Representative, the Depositors or the Originators.

(ii) The Available Payment Amount with respect to each Mortgage Loan Group in the Mortgage Pool is $______________ and the amount of Excess Spread on deposit in the Collection Account is $_____________ (less $_____________, the amounts to be withdrawn for deposit into the Insurance Account or Spread Account pursuant to Sections 6.02(i) and (iii) of the Pooling and Servicing Agreement).

(iii)$_____________, amounts previously paid to Class A Certificateholders as Insured Payments.

(iv) The amount that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code and would otherwise have constituted all or a portion of the amount described in Item (ii) above is $_______________.

(v)  The excess of the amount  stated in (i),  above,  over the amount stated in
     (ii), above, less the amount described in (iii), above, less the amount stated in (iv) above is $_________________.

(vi) Monthly installments of principal and interest on the Mortgage Loans that were due during the Due Period related to this Payment Date and were not received prior to this Payment Date equal $_____________.

(vii)In accordance with the above and the Agreement, the Insured Payment is $_________________.

[Attached hereto is a copy of the court order in connection with a voidable preference that constitutes a component of the Class A Principal Remittance Amount in the amount set forth therein.]

Accordingly, an Event of Nonpayment has occurred and, pursuant to Section 6.05 of the Pooling and Servicing Agreement, this statement constitutes a claim for an Insured Payment in the amount of $__________ under the Insurance Policy.

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand ($5,000.00) Dollars and the stated value of the claim for each such violation.

The amount claimed should be paid as follows:


                                   ______________________________
                                   ______________________________
                                   ______________________________
                                   ______________________________
                                   ___________, as Trustee

                                   By: __________________________
                                   Name:_________________________
                                   Title:________________________
                                   Telephone #:__________________

For Ambac Assurance Corporation Use Only

                                   Wire Transfer Sent On:

                                   By:___________________________
                                   Confirmation Number:

EXHIBIT R

MONTHLY INFORMATION DELIVERED BY SERVICER


1. With respect to the Mortgage Pool and each Mortgage Loan Group, the number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period.

2. With respect to the Mortgage Pool and each Mortgage Loan Group, the amount of all Curtailments which were received during the related Due Period.

3. With respect to the Mortgage Pool and each Mortgage Loan Group, the aggregate amount of principal portion of all Monthly Payments received during the related Due Period.

4. With respect to the Mortgage Pool and each Mortgage Loan Group, the amount of interest received on the Mortgage Loans during the related Due Period.

5. With respect to the Mortgage Pool and each Mortgage Loan Group, the aggregate amount of the Advances made and recovered with respect to such Payment Date.

6. With respect to the Mortgage Pool and each Mortgage Loan Group, the delinquency and foreclosure information set forth in Exhibit H to the Pooling and Servicing Agreement and the amount of Mortgage Loan Losses during the related Due Period.

7. With respect to the Mortgage Pool and each Mortgage Loan Group, the weighted average maturity, the weighted average Mortgage Interest Rate and the weighted average Net Mortgage Interest Rate as of the last day of the Due Period preceding of the related Accrual Period.

8. The Servicing Fees paid and Servicing Fees accrued during the related Due Period.

9.   The amount of all payments or  reimbursements  to the Servicer  pursuant to
     Section 5.04 (ii), (iv), (v), (vi) and (vii) paid or to be paid since the prior Payment Date (or in the case of the first Payment Date, since the Closing Date).

10. The Pool Principal Balance and aggregate Principal Balance for each Mortgage Loan Group.

11. Such other information as the Certificate Insurer, each Account Party and the Certificateholders may reasonably require.

12. The amounts which are reimbursable to the Servicer, the Representative or the Depositors, as appropriate, pursuant to Section 6.05.

13. With respect to the Mortgage Pool and each Mortgage Loan Group, the number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period.

14. The aggregate interest accrued on the Mortgage Loans at their respective Mortgage Interest Rates for the related Due Period.

15. The amount deposited in the Collection Account which may not be withdrawn therefrom pursuant to an Order of a United States Bankruptcy Court of competent jurisdiction imposing a stay pursuant to Section 362 of U.S. Bankruptcy Code.

16. The Principal Balance of Mortgage Loans in the Fixed Rate Group with Mortgage Interest Rates less than 7.63% per annum.

17. The aggregate Mortgage Loan Losses since the Cut-off Date as of the end of the related Due Period.

18.  The LIBOR Interest Carryover with respect to such Payment Date.

EXHIBIT S

LIST OF DELINQUENT LOANS

EXHIBIT T

SCHEDULE OF MORTGAGE LOANS SUBJECT TO
THE HOME OWNERSHIP AND EQUITY PROTECTION ACT OF 1994

NOTICE: Each Mortgage Loan listed on this Mortgage Loan Schedule is subject to special rules under the federal Truth in Lending Act. Purchasers or assignees of a Mortgage Loan listed on this Mortgage Loan Schedule could be liable for all claims and defenses with respect to such Mortgage Loan that the related Mortgagor could assert against the original lender.

EXHIBIT U

LOST NOTE AND/OR MORTGAGE/DEED OF TRUST AFFIDAVIT

State of ____________________                     Account #_______________
County of __________________


                                     TO WIT:


Comes the affiant, _____________________________________________ (Name/Title) of
__________________________________________________________________________,
after being duly sworn by me, _________________________________________________,
and in my presence, a Notary Public in and for the county and state aforesaid states that ______________________________________________ is the Noteholder or
lien creditor, under a certain Mortgage/Deed of Trust from ___________________________________ to _____________________________________,
dated ____________________________ and recorded in the Clerk's Office of the Circuit Court of the County of ____________________, State of ____________________ in Deed Book No. _________________ at Page _____________,
as Instrument Number  __________________  to secure $ _______________,  and that said _____________ Note __________ Mortgage evidencing the debt has been inadvertently lost or destroyed and cannot be produced.


                                        ___________________________________


                                        By:________________________________
                                        Name:
                                        Title:


State of ___________________
County of __________________

The foregoing instrument was acknowledged before me this __________ day of ________________, 19__ By________________________________________.



                                        ===================================
                                        Notary Public